[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Global Gold
Global Natural Resources

December 31, 2001                 [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We experienced unprecedented political, economic, and financial events during 2001. The resulting turmoil created an atmosphere of caution and uncertainty for U.S. citizens and investors. The terrorist attacks changed
America's place in the world, and a recession further challenged our resolve and resources.

     The events of September tested America's strength and ultimately reaffirmed our confidence in the nation's ability to adapt to new circumstances. Our country still has a $10 trillion economy, low interest rates, and some of the biggest and most competitive companies in the world. The tide seems to be turning for the better--the economy  is showing some signs of stability, and investors are starting to look past the present to an economic recovery in 2002.
That's a good sign because optimism about the future is among the forces that make our economy and stocks forge ahead.

     From an investment perspective, last year reinforced the importance of maintaining a diversified portfolio. Global Gold and Global Natural Resources both outperformed the S&P 500 stock index in 2001 (see pages 6 and 11), as well as beating their Lipper group averages (pages 5 and 10). Those are important reminders that these funds can play roles as diversifiers for a larger portfolio of domestic equities. The management team discusses market events and performance beginning on page 3.

     Amid all the uncertainty, nothing  has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     You can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GLOBAL GOLD

GLOBAL NATURAL RESOURCES

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   23
   Report of Independent
      Accountants .........................................................   27
OTHER INFORMATION
   Management .............................................................   28
   Share Class and Retirement
      Account Information .................................................   30
   Background Information
      Investment Philosophy
         and Policies .....................................................   31
      Comparative Indices .................................................   31
      Lipper Rankings .....................................................   31
      Investment Team
         Leaders ..........................................................   31
   Glossary ...............................................................   32

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

Gold

*   Gold company shares performed very well in 2001, producing their best return in nearly a decade.

*   While gold stocks surged, gold bullion remained mired in a trading range between about $250 and  $300 an ounce. The precious metal finished the year up 2%.

*   Bullion approached the high end of the range briefly because of safe-haven buying in the wake of September 11. One big negative for gold was the sharp decline in inflation in 2001.

*   The mid- and small-sized Australian and African gold stocks performed best, because they were acquisition targets of the bigger North American mining companies, which lagged.

Natural Resources

*   A global economic recession sent commodity prices tumbling to the lowest levels in decades. Energy prices fell furthest.

*   Slower economic growth hurt commodities by reducing demand, which resulted in inventory and supply overhangs, even though many companies cut back on production  or took plants off line.

*   Natural resource-related stocks fell in line with their underlying commodities--energy shares fared worst, while basic material names held up better.

*   Within energy, the big, integrated oil companies did better than the small exploration and service concerns, which are more closely tied to the price of oil.

GLOBAL GOLD

*   Global Gold provided excellent returns in 2001, far outpacing its Lipper group average (see page 5) and the S&P 500 stock index (page 6).

*   The portfolio outperformed the Lipper average because we run Global Gold as a relatively pure play on the gold market. That means we tend to beat the
    Lipper group when gold rallies and lag when gold falls.

*   The fund's performance relative to the S&P 500 reminds investors that a small investment in gold and gold stocks can be a good way to diversify a larger domestic equity portfolio.

*   We think gold is likely to continue trading in its current range, but expect consolidation and a strong U.S. dollar to provide some upside for
    Australian and African shares.

GLOBAL NATURAL RESOURCES

*   Global Natural Resources had a negative return in 2001, reflecting  the downturn in global economic growth and commodity prices.

*   The portfolio beat its Lipper group average, and outperformed the S&P
    500 stock index for a third straight year (see pages 10 and 11).

*   Some of our best plays were adjustments to our position in oil service stocks. Within basic materials, we benefited from being overweight paper companies, but this was canceled out by our underweight in steel.

*   We see some real positives for the economy, but think it'll likely be the second half of 2002 or early 2003 before we see growth pick up again in a meaningful way.

[left margin]

                     GLOBAL GOLD(1)
                        (BGEIX)
    TOTAL RETURNS:                   AS OF 12/31/01
       6 Months ............................ 10.19%(2)
       1 Year .............................. 34.09%
    INCEPTION DATE:                         8/17/88
    NET ASSETS:                      $193.0 million(3)

              GLOBAL NATURAL RESOURCES(1)
                        (BGRIX)
    TOTAL RETURNS:                   AS OF 12/31/01
       6 Months ............................ -1.55%(2)
       1 Year .............................. -4.57%
    INCEPTION DATE:                         9/15/94
    NET ASSETS:                       $45.0 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5 and 10.
Investment terms are defined in the Glossary on pages 32-33.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

GOLD OVERVIEW

     In 2001, gold company shares enjoyed their best year since the early 1990s, though the price of gold bullion was little changed. For the year, bullion finished up just 2%, as the metal bounced around between $255 and $295 an ounce.
By comparison, the FT-SE Gold Mines Index was up almost 23% in 2001 (see the table at right).

GOLD BULLION

     In 2001, gold remained locked in a range between $250 and $300 an ounce, where it's traded since about 1998. Producer selling picks up when gold approaches $290 an ounce, limiting the metal's upside. Demand surges when prices approach the lower end of the range, providing the floor on the price of bullion.

     Gold spiked up briefly above $290 in the aftermath of September 11. The precious metal is viewed as a safe-haven in times of turmoil, so demand surged in the wake of the attacks. Gold gave back those gains, returning to pre-September 11 levels by year-end.

     One positive for gold bullion prices was that the Federal Reserve (the Fed)
cut short-term interest rates to a 40-year low. The Fed cut rates so far that
"real" interest rates (prevailing interest rates minus the rate of inflation) are now zero. Flat to negative real rates tend to be inflationary over time, which is good for gold.

     Nevertheless, inflation was a non-issue last year. The reason the Fed had room to cut interest rates so aggressively is that commodity prices--particularly for energy--tumbled. For all of 2001, the U.S. consumer price index was up 1.6%, compared with 3.4% in 2000.

     Gold has traditionally been used as an inflation hedge, so a lack of inflation saps demand for the precious metal. A stronger dollar and the U.S.
stock market rebound beginning in October weakened demand as well. Gold is priced in dollars, so the stronger the greenback, the more expensive gold is for foreign buyers. A stronger stock market draws investor attention away from alternative investments such as gold.

GOLD SHARES

     Gold company shares did very well last year thanks to a big move toward consolidation. The regional returns tell the story--though there were a few notable exceptions, in general we saw the big North American companies acquire medium- and small-sized African and Australian gold miners.

     In addition, upside volatility in gold prices most benefits companies with higher production costs. South African and Australian gold companies generally have high production costs, so their shares beat out the lower-cost North
American gold companies. Meanwhile, the stronger dollar helped Australian and
South African gold stocks by increasing their profits when they convert the proceeds from the sale of dollar-priced gold back into their own currency.

[right margin]

"GOLD COMPANY SHARES DID VERY WELL LAST YEAR THANKS TO A BIG MOVE TOWARD
CONSOLIDATION."

GOLD RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

GOLD BULLION
   SPOT PRICE OF GOLD BULLION       1.97%

GOLD STOCK INDICES
   FT-SE GOLD MINES INDEX          22.68%
      Africa                       18.14%
      Australia                    61.92%
      North America                15.40%

Source: Bloomberg Financial Markets

"GOLD REMAINED LOCKED IN A RANGE BETWEEN $250 AND $300 AN OUNCE, WHERE IT'S
TRADED SINCE ABOUT 1998."

                                                  www.americancentury.com      3

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

COMMODITY OVERVIEW

     A global economic recession made 2001 difficult for commodities and natural resource-related stocks. Nevertheless, resource-company shares held up better than the broad U.S. equity market, with the Global Natural Resources fund benchmark (defined on page 31) down about 4% versus a decline of almost 12% for the S&P 500.

COMMODITIES

     Demand for commodities is closely tied to the health of the global economy, which faltered badly last year.

     For the year, the Goldman Sachs Commodities Index fell 31%, its sharpest annual drop-off since its inception in 1970. Energy prices declined most. The energy portion of the Goldman index fell 40%, while the non-energy piece was off
15%.

     Oil prices provide an excellent example of the fate of commodities in 2001.
As global growth slowed, so did demand for oil, knocking crude from a high of
$32  per barrel early in the year. In an effort to stabilize prices, OPEC slashed its output, but that wasn't enough to prevent crude oil prices from dipping to a low of $17.50 in November.

     Weaker demand meant basic materials inventories rose, even though companies cut back on production and idled some facilities. Despite these cuts, prices for many commodities hit their lowest levels in decades.

     On the positive side, world central banks responded aggressively to the slowdown, making more than 100 combined interest rate cuts in 2001. As the year drew to a close, we saw some signs that all those rate cuts were having the desired effect. That helped prices for some commodities rebound modestly in the fourth quarter.

NATURAL RESOURCES STOCKS

     Natural resource-related stock performance mirrored the price action in the underlying commodities--prices fell most in the energy sector, while basic materials companies held up better (see the chart at left).

     Returns for energy stocks varied depending on how closely companies were tied to commodity prices. For example, the smaller oil service and exploration companies tend to be very sensitive to changes in oil prices. These shares performed worst among energy stocks last year. In contrast, the big, integrated oil companies held up better because their businesses are much  more diversified.

     Paper and forest product companies produced slightly negative returns, while metals and mining names put in a slightly positive performance. Basic materials shares turned down sharply in the wake of September 11, when the outlook for economic growth was most bleak. They rebounded late in the year as investors wondered if global economic growth and commodity prices  had touched bottom.

[left margin]

"A GLOBAL ECONOMIC RECESSION MADE 2001 DIFFICULT FOR COMMODITIES AND
NATURAL RESOURCE-RELATED STOCKS."
ENERGY & BASIC MATERIALS STOCKS
(Performance of $1 for the year ended December 31, 2001)

Source: FactSet

4      1-800-345-2021

Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                               INVESTOR CLASS (INCEPTION 8/17/88)                       ADVISOR CLASS (INCEPTION 5/6/98)
                 GLOBAL      FUND     MSCI WORLD        GOLD-ORIENTED FUNDS(2)          GLOBAL     FUND      MSCI WORLD
                  GOLD    BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING      GOLD    BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1) .... 10.19%     10.76%      -7.02%          4.15%           --              10.19%    10.76%       -7.02%
1 YEAR ......... 34.09%     37.10%     -16.82%         18.78%         2 OUT OF 34       33.75%    37.10%      -16.82%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ -0.42%     -0.72%      -3.37%          1.50%        19 OUT OF 29       -0.60%    -0.72%       -3.37%
5 YEARS ....... -12.69%    -11.95%       5.37%        -12.02%        15 OUT OF 24         --        --           --
10 YEARS ......  -2.93%     -2.84%       8.06%         -3.16%        10 OUT OF 16         --        --           --
LIFE OF FUND ..  -3.49%     -2.92%(3)    8.26%(3)      -3.33%(4)     10 OUT OF 15(4)    -7.69%    -7.92%(5)    -0.77%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/88, the date nearest the class's inception for which data are available.

(4) Since 8/18/88, the date nearest the class's inception for which data are available.

(5) Index data since 4/30/98, the date nearest the class's inception for which data are available.

See pages 30-32 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.
PERFORMANCE OF $10,000 OVER 10 YEARS

The graph at left shows the performance of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI World Stock Index (defined on page 31) and the fund benchmark are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

                                                  www.americancentury.com      5

Global Gold--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]

     An interview with Bill Martin, a portfolio manager on the Global Gold fund investment team.

HOW DID GLOBAL GOLD PERFORM IN 2001?

     Gold company shares were among the best-performing segments of the market last year, and the fund enjoyed its best performance in nearly a decade. For all of 2001, Global Gold returned 34.09%, compared with the 37.10% return of its custom benchmark, which is about two-thirds North American, 20% African, and around 10% Australian gold stocks.* Contrast those numbers with the performance of the S&P 500, which declined 11.87%.

     In addition, we're proud to report that our portfolio's return ranked number two among 34 gold-oriented funds followed by fund tracker Lipper Inc.
last year (see the previous page for detailed performance comparisons).

GLOBAL GOLD DID VERY WELL RELATIVE TO ITS LIPPER GROUP AND THE S&P 500. WHAT
DOES THAT PERFORMANCE SAY ABOUT THE WAY YOU MANAGE THE FUND?

     We run the fund as a relatively pure play on the entire gold market. That has some important implications for Global Gold's performance relative to the
Lipper group. Our management approach means the portfolio can tend to be a top-of-the-chart performer when the gold market rallies, and a bottom-
of-the-chart performer when gold falls.

     You can see this clearly by looking at the performance tables on the previous page. Gold shares did very well in 2001, and our portfolio significantly outperformed the average return of the Lipper group. But gold and gold shares declined during the stock market's rally throughout the latter half of the 1990s. As a result, our longer-term returns slightly lag the Lipper group average.

CAN YOU SAY SOMETHING ABOUT THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500?

     Looking at our returns over time should give investors a sense that the fund tends to move opposite the broader U.S. stock market. We did some research based on data provided by Ibbotson Associates to find the extent to which gold is negatively correlated with U.S. equities. We quantified this relationship by coming up with a number between 1 (meaning the two assets move in lock-step) and
-1 (meaning  two assets move exactly opposite one another). What we found by looking at their monthly performance over the last three years is that gold has a correlation of -0.23 with the S&P 500.

WHAT DOES THAT TELL SHAREHOLDERS ABOUT HOW THEY SHOULD USE THE FUND IN THEIR OWN
PORTFOLIOS?

     That research forms the intellectual backbone behind the idea that an investment in gold and gold shares can play  a small role as a diversifier for your larger domestic equity portfolio. And it's why we encourage shareholders to think of an investment in gold as a form of insurance against declines in stocks--you hope you never need that form of protection, but when other segments of the equity market fall, gold shares  can help preserve some of the value of your portfolio.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"GOLD SHARES WERE AMONG THE BEST-PERFORMING SEGMENTS OF THE MARKET LAST
YEAR, AND THE FUND ENJOYED ITS BEST PERFORMANCE IN NEARLY A DECADE."

PORTFOLIO AT A GLANCE
                           12/31/01      12/31/00
NO. OF COMPANIES               38            42
PORTFOLIO TURNOVER            14%           17%
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%         0.67%

Investment terms are defined in the Glossary on pages 32-33.

6      1-800-345-2021

Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We should also remind investors that Global Gold is not intended to serve as a complete investment program by itself. Instead, Global Gold is intended for investors looking for a long-term investment diversifier for a domestic stock portfolio. To encourage a long-term investment strategy and discourage market timing, the fund carries a redemption fee of 1% on shares redeemed within  60 days of purchase.

LET'S TALK ABOUT THE GOLD MARKET. IN 2001, GOLD COMPANY SHARES WERE UP
SIGNIFICANTLY, WHILE THE METAL WAS ONLY SLIGHTLY POSITIVE. WHY THE BIG
DISPARITY?

     We often say gold shares move about 2% or 3% for every 1% change in the price of gold. Gold shares did much better last year than these numbers would lead you to expect given gold's performance, because a wave of consolidation swept the industry.

     In a long line of mergers and acquisitions last year, a few stand out, including Canadian firm Newmont's acquisition of Normandy. Newmont won a bidding war with South African company Anglogold for the right to  wed the smaller
Australian producer. When complete, the move would make Newmont the world's largest gold producer, knocking Anglogold from the top spot. This all on top of leading North American gold producer Barrick buying rival Homestake Mining in the second quarter.

HOW DID THAT MERGER AND ACQUISITION ACTIVITY AFFECT THE FUND LAST YEAR?

     With a few exceptions, the general trend was that the bigger North American companies paid premiums to acquire smaller African and Australian gold miners.
That really bid up prices on the targeted companies, but weighed on share prices for the purchasers, as investors worried that the acquisition prices might be too high (see the gold returns table on page 3).

     We were overweight Barrick, which was flat for the year. That goes a long way toward explaining why we lagged our benchmark index. Nevertheless, the portfolio has significant exposure to the medium and small gold names, which performed best last year. In addition,  we were overweight Normandy and underweight Newmont relative to our benchmark, getting both sides of that acquisition bet right.

WHAT DOES CONSOLIDATION MEAN FOR THE INDUSTRY AS A WHOLE?

     Longer-term, consolidation is good because it signals less supply in general, and less high-cost production in particular. We expect all the acquisitions will help bring down production costs on average, making for a healthier industry given gold's current price.

     In addition, analysts figure all the consolidation means we could see mine supply fall another 5% or so in the next several years. If they're right, that would accentuate a positive trend we've been following for the last several years--demand far outpaces the amount of gold companies actually pull out of the ground (see the chart at right). Instead, that gap is being filled by above-ground supply, such as sales from reserves by world central banks. The positive take-away is that as central banks draw down their reserves, they're less able to push the gold market around.

[right margin]

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF        AS OF
                            12/31/01      6/30/01
BARRICK GOLD CORP.            12.5%        14.3%(1)
PLACER DOME INC.               7.5%         6.7%
NEWMONT MINING
     CORPORATION               7.5%         7.7%
ANGLOGOLD LIMITED(2)           7.4%         7.1%
NORMANDY MINING
     LIMITED                   5.9%         4.6%
FRANCO NEVADA
     MINING CORP. LTD.         5.8%         4.6%
GOLDCORP INC.                  4.7%         6.0%
GOLD FIELDS LIMITED            4.7%         5.4%
LIHIR GOLD LIMITED             4.6%         3.8%
MERIDIAN GOLD INC.             4.6%         4.4%

(1) On 12/17/01, Barrick Gold Corp. acquired Homestake Mining. The percentage as of 6/30/01 represents both the Barrick and Homestake shares owned by the fund.

(2) Includes foreign ordinary shares and ADRs.
SOLID FUNDAMENTALS: DEMAND FOR GOLD
FAR EXCEEDS SUPPLY

Source: HSBC Securities
"e" = estimate

                                                  www.americancentury.com      7

Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR THE METAL?

     Our outlook hasn't changed much over time--we expect gold to remain locked in a range between about $260 and $300 an ounce because of the supply and demand realities in the marketplace. And perhaps just as important, a sustained rally in gold would probably require a crack in the dollar. But because the economic news appears to be better in the U.S. than in the rest of the world, it's hard to imagine the greenback giving up much ground.

     But there are some real positives for gold. Tight monetary policy and balanced budgets had been big restraints on gold the last several years, but that all came to an end in 2001. The Fed cut interest rates so far that &
quot;real" rates (prevailing interest rates minus the rate of inflation)
are now zero. Flat to negative real rates are good for gold because they tend to be inflationary over time.

WHAT DO YOU SEE FOR GOLD SHARES AND  THE FUND?

     With gold shares up so much more than the metal last year--and because we think gold's likely to remain range-bound--we're inclined to think the stocks are fully valued. But that would be overlooking some key factors. First, we expect merger-mania to continue in 2002. Second, the greenback is very strong relative to the South African rand and Australian dollar. That's good for
Australian and African producers because they book more profits when they convert proceeds from the sale of dollar-priced gold back into their local currencies. As a result, we think these shares could still have some room to run.

     In terms of the fund, we're likely to continue with our current positioning. That means favoring the bigger, lowest-cost gold companies, such as
Barrick and Newmont. Nevertheless, we'll work to give our shareholders exposure to the mid- and small-sized African and Australian companies that are likely acquisition candidates. This is consistent with the disciplined management approach we've applied over the years, giving our shareholders a relatively pure play on the gold market that they can use to diversify a larger equity portfolio.

[left margin]

GEOGRAPHIC COMPOSITION
                            AS OF DECEMBER 31, 2001
CANADA                              45.8%
AFRICA                              21.1%
AUSTRALIA                           19.4%
UNITED STATES*                       9.3%
PERU                                 4.4%

[pie chart]

                              AS OF JUNE 30, 2001
CANADA                              40.4%
AUSTRALIA                           23.7%
AFRICA                              21.7%
UNITED STATES*                       9.2%
PERU                                 5.0%

[pie chart]

* Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 32-33.

8      1-800-345-2021

Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 98.2%

AUSTRALIA -- 19.4%
                4,688,267  Goldfields Limited                       $  5,985,159
               14,725,173  Lihir Gold Limited(1)                       8,872,903
                2,881,062  Newcrest Mining Limited                     6,090,827
               12,445,996  Normandy Mining Limited                    11,503,542
                  375,000  Ranger Minerals NL(1)                         226,920
                  200,000  Resolute Mining Limited(1)                     44,937
                1,284,366  Sons of Gwalia Limited                      4,912,403
                                                                    ------------
                                                                      37,636,691
                                                                    ------------
CANADA -- 45.8%
                  743,000  Agnico-Eagle Mines Ltd.                     7,332,654
                1,522,016  Barrick Gold Corp.                         24,276,155
                  692,700  Bema Gold Corp.(1)                            217,584
                  608,200  Echo Bay Mines Ltd.(1)                        322,346
                  155,500  Francisco Gold Corp.(1)                       654,511
                  758,240  Franco Nevada Mining Corp. Ltd.            11,217,981
                1,105,000  Gabriel Resources Ltd.(1)                   2,429,639
                  793,800  Glamis Gold Ltd.(1)                         2,872,401
                  760,000  Goldcorp Inc.                               9,214,725
                  510,000  Great Basin Gold Ltd.(1)                      297,965
                  175,000  Great Basin Gold Ltd. Warrants(1)                   -
                  550,000  IAMGOLD Corporation                         1,416,635
                3,711,600  Kinross Gold Corp.(1)                       2,774,911
                  371,380  Kinross Gold Corp. ADR(1)                     282,249
                  871,500  Meridian Gold Inc.(1)                       8,980,060
                  295,500  North American Palladium Ltd.(1)            1,733,867
                1,335,995  Placer Dome Inc.                           14,575,705
                  100,000  Repadre Capital Corp.(1)                      279,558
                  170,000  Rio Narcea Gold Mines, Ltd.(1)                 48,059
                  233,000  TVX Gold, Inc.(1)                             100,932
                  100,000  Viceroy Resource Corp.(1)                       7,539
                                                                    ------------
                                                                      89,035,476
                                                                    ------------
GHANA -- 1.7%
                  767,499  Ashanti Goldfields Company Ltd.
                              GDR(1)                                   3,261,871
                                                                    ------------

Shares                                                                  Value
--------------------------------------------------------------------------------
PERU -- 4.4%
                  413,500  Minas Buenaventura ADR                   $  8,571,855
                                                                    ------------
SOUTH AFRICA -- 19.4%
                   25,100  Anglo American Platinum Corp.
                              Limited                                    935,726
                  249,601  Anglogold Limited                           8,788,621
                  311,604  Anglogold Limited ADR                       5,627,568
                1,617,892  Avgold Ltd.(1)                                743,812
                  111,000  Durban Roodepoort Deep
                              Limited(1)                                 156,521
                1,891,434  Gold Fields Limited                         9,074,464
                1,165,922  Harmony Gold Mining Co. Limited             7,636,619
                   40,900  Impala Platinum Holdings Limited            1,919,246
                1,438,900  JCI Gold Limited(1)                           960,467
                  925,600  Western Areas Limited(1)                    1,841,932
                                                                    ------------
                                                                      37,684,976
                                                                    ------------
UNITED STATES -- 7.5%
                  757,042  Newmont Mining Corporation                 14,467,073
                                                                    ------------
TOTAL COMMON STOCKS & WARRANTS                                       190,657,942
                                                                    ------------
   (Cost $200,319,689)

TEMPORARY CASH INVESTMENTS -- 1.8%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 1.50%, dated 12/31/01,
    due 1/2/02 (Delivery value $3,500,292)                             3,500,000
                                                                    ------------
   (Cost $3,500,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $194,157,942
                                                                    ============
   (Cost $203,819,689)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com      9

Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                               INVESTOR CLASS (INCEPTION 9/15/94)                     ADVISOR CLASS (INCEPTION 4/26/99)
               GLOBAL                                                                  GLOBAL
              NATURAL      FUND       DJ WORLD       NATURAL RESOURCES FUNDS(2)       NATURAL       FUND      DJ WORLD
             RESOURCES   BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING   RESOURCES   BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1) . -1.55%      -2.97%       -6.95%          -6.42%             --          -1.58%      -2.97%       -6.95%
1 YEAR ...... -4.57%      -4.31%      -15.45%         -10.07%        18 OUT OF 64     -4.80%      -4.31%      -15.45%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ...... 8.43%       8.52%       -1.62%          14.03%        41 OUT OF 55       --          --           --
5 YEARS ...... 4.13%       5.38%        5.25%           3.29%        15 OUT OF 33       --          --           --
LIFE OF FUND . 6.30%       7.45%(3)     7.53%(3)        8.20%        19 OUT OF 24      4.24%       1.21%(4)    -4.77%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 9/30/94, the date nearest the class's inception for which data are available.

(4) Index data since 4/30/99, the date nearest the class's inception for which data are available.

See pages 30-32 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow Jones World Stock Index (defined on page 31) and fund benchmark are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

* Fund data from 9/15/94, the class's inception date. Index data from 9/30/94, the date nearest the class's inception for which index data are available.
  Not annualized.

10      1-800-345-2021

Global Natural Resources--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]

     An interview with Joe Sterling, a portfolio manager on the Global Natural
Resources fund investment team.

HOW DID GLOBAL NATURAL RESOURCES PERFORM DURING 2001?

     Natural resources shares are plays on global growth, industrial production, and commodity demand. Unfortunately, all those factors turned down last year, leading to negative returns for the portfolio. However, Global Natural Resources managed to outperform the S&P 500 stock index for a third consecutive year in 2001, returning -4.57%, while the index returned -11.87%.*

     For the three years ended December 31, 2001, Global Natural Resources and the S&P 500 posted average annual returns of 8.43% and -1.02%, respectively.
We think that's further proof that investors can use the fund to diversify a larger portfolio of domestic equities.

     But shareholders should keep in mind that this is a narrow sector fund that isn't intended to serve as a complete investment program by itself. We manage
Global Natural Resources to give investors a pure play on global commodity-based industries. To do that, we run it against a benchmark that's about 70% energy and 30% basic materials shares, and is based on the companies in the basic materials and energy sectors of the Dow Jones World Stock Index.

HOW DID THE FUND DO COMPARED WITH ITS BENCHMARK AND LIPPER GROUP?

     Global Natural Resources finished the year well ahead of the average return of its Lipper group, and about in line with its benchmark, which returned
-10.07% and -4.31%, respectively. (See the previous page for more detailed performance comparisons.)

     The easiest way to understand our performance is to look at our sector weightings. We tend to hold more basic materials shares and less energy stocks than do the funds in our Lipper group. And within energy, we carry pretty heavy weights in the big, integrated oil companies. As a result, we held up better than they did last year.

OKAY, LET'S START WITH THE FUND'S ENERGY HOLDINGS. HOW DID YOU POSITION THEM?

     Probably the most interesting stories in the energy sector were in the oil service and exploration stocks. We saw some big price swings in oil service shares during the year, because their fate is closely tied up with oil. Oil prices rose early in the year, topping out at  $32 per barrel in February. But prices fell for most of the rest of the year, bottoming at $17.50 a barrel in
November, before finishing the year at a little better than $20.

     It's no surprise then that oil service stocks did well very early and very late in 2001, but performed poorly in between. We did a good job adding performance relative to our benchmark by adjusting our over- and underweights in these shares over the course of the year.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

INDUSTRY WEIGHTINGS
                                AS OF DECEMBER 31, 2001
ENERGY                                   67.7%
BASIC MATERIALS                          29.8%
TEMPORARY CASH INVESTMENTS                2.5%

[pie chart]

                                  AS OF JUNE 30, 2001
ENERGY                                   67.4%
BASIC MATERIALS                          28.8%
TEMPORARY CASH INVESTMENTS                3.8%

[pie chart]

PORTFOLIO AT A GLANCE
                                12/31/01      12/31/00
NO. OF COMPANIES                    78            78
PORTFOLIO TURNOVER                 11%           52%
EXPENSE RATIO (FOR
   INVESTOR CLASS)               0.68%         0.67%

Investment terms are defined in the Glossary on pages 32-33.

                                                 www.americancentury.com      11

Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

THE FUND'S LARGEST HOLDINGS TEND TO  BE AMONG THE BIG INTERNATIONAL OIL
COMPANIES. HOW DID THEY DO?

     In contrast with the smaller oil service companies, the large integrated companies are very well diversified. That makes them much less sensitive to changes in the price of oil, so they tend to be less prone to the really big price swings that we can see from some of the smaller names from time to time.
As a result, the big integrated companies had negative returns, but held up better than many other energy stocks.

WHAT DID YOU DO IN THE BASIC MATERIALS SLICE?

     These shares are very sensitive to changes in the health of the global economy, and their returns tend to fluctuate with the outlook for growth. Here, too, these stocks did better early in the year, but faltered as it became clear that the economy was battling with recession. But signs of economic recovery provided a better backdrop for basic materials shares during the fourth quarter.
In particular, companies in the non-ferrous metals, steel, and paper groups began to show renewed signs of life. Top-ten fund holding Alcoa and steel company Nucor rebounded during the fourth quarter, up 15% and 33%, respectively.

     Paper manufacturer Svenska Cellulosa also bounced back sharply toward the end of the year. An overweight in paper companies helped fund performance relative to the benchmark, but its effect on the portfolio was cancelled out by an underweight position in steel company shares.

WHAT IS YOUR OUTLOOK FOR OIL PRICES?

     Generally speaking, prices for all commodities, including oil, are determined by supply and demand. Demand is driven by the pace of global growth and industrial production, which we'll talk about in a minute.

     On the supply side for oil, there are  a couple of factors to look at--oil rig counts and inventories. When the number of oil rigs in operation goes down, so does oil production. When production falls, so does supply. Other things being equal, less supply means higher oil prices.

     But other things haven't been equal-- global growth fell off dramatically in 2001, which would lead you to expect higher inventories. But rig counts are down, which has already begun to pull inventories down from their peak earlier this year. That should counterbalance the lack of demand, and suggests that oil prices could hang in until growth comes back. You can see the relationship between inventories and rig counts in the accompanying graph.

YOU ALSO MENTIONED ECONOMIC GROWTH. WHAT DO YOU SEE THERE?

     There are some real positives to the economic outlook, but the timing and strength of the recovery are still question marks. But one piece of good news is significant: the U.S. economy looks like it might have bottomed out after the
Federal Reserve cut interest rates to  40-year lows. That tops a list of more

[left margin]

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                              AS OF        AS OF
                            12/31/01      6/30/01
TOTALFINAELF SA               5.6%         5.0%
CHEVRONTEXACO CORP.           5.5%         8.2%(1)
EXXON MOBIL CORP.             5.2%         5.2%
BP PLC(2)                     5.0%         4.9%
ENI S.P.A.                    4.2%         4.0%
ROYAL DUTCH
     PETROLEUM CO.            2.8%         2.9%
ALCOA INC.                    2.7%         2.7%
SCHLUMBERGER LTD.             2.4%         2.1%
PHILLIPS PETROLEUM CO.        2.2%         1.4%
PETRO-CANADA                  2.2%         1.9%

(1) On 10/10/01, Chevron Corp. acquired Texaco Inc. The percentage as of
    6/30/01 represents both the Chevron and Texaco shares owned by the fund.

(2) Formerly BP Amoco Plc.
OIL SUPPLY BACKDROP

Source: Department of Energy and Baker Hughes Inc.

12      1-800-345-2021

Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

than 100 combined interest rate cuts by world central banks intended to jump-start the global economy. But what we haven't seen yet are real, tangible signs of growth, of economic strength.

     You can see this effect in how analysts talk about the economy. When it first became clear that the economy was slowing at the end of 2000, analysts were talking about an economic "v"--that is, rapid slowdown, rapid recovery. But because signs of recovery have been slow to materialize, they're calling it more of a "u"- or even "w"-shaped scenario, where the economy bumps along for a while before growth kicks back in, or maybe with a false start before the genuine recovery.

     Whether the economy builds a "u" or "w" pattern, we
think the end result will be the same: a delayed recovery, probably in the second half of 2002 or early in 2003, which is when we'd expect commodity demand to rebound as well. This is more or less what analysts are forecasting. The chart below shows growth projections and how they've changed over time, revising down expectations for '02, but calling for recovery in '03. We think that's the most reasonable outlook given the economic data we're seeing right now.

WITH THAT OUTLOOK IN MIND, WHAT DO  YOU SEE FOR NATURAL RESOURCE SHARES AND THE
FUND?

     We'll continue to run the fund relatively conservatively, modestly overweighting energy shares and underweighting basic materials relative to our benchmark. And within energy, we think there's an opportunity for some  of the drilling and service names to  do well as oil prices fluctuate, so we'll continue to monitor this industry carefully.

[right margin]

GEOGRAPHIC COMPOSITION
                               AS OF DECEMBER 31, 2001
UNITED STATES*                          47.1%
EUROPE                                  33.1%
AMERICAS (EXCLUDING U.S.)               10.4%
ASIA/PACIFIC                             7.7%
SOUTH AFRICA                             1.7%

[pie chart]

                                 AS OF JUNE 30, 2001
UNITED STATES*                          46.4%
EUROPE                                  32.6%
AMERICAS (EXCLUDING U.S.)               11.0%
ASIA/PACIFIC                             7.8%
SOUTH AFRICA                             2.2%

[pie chart]

* Includes temporary cash investments.
ECONOMIC GROWTH FORECASTS

Source: Merrill Lynch and J.P. Morgan

Investment terms are defined in the Glossary on pages 32-33.

                                                 www.americancentury.com      13

Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.9%

AUSTRALIA -- 1.4%
Basic Materials
                  405,882  M.I.M. Holdings Limited                   $   236,281
                   80,000  WMC Limited                                   391,076
                                                                     -----------
                                                                         627,357
                                                                     -----------
CANADA -- 9.2%
Basic Materials
                   38,770  Abitibi-Consolidated Inc.                     283,261
                   27,500  Barrick Gold Corp.                            438,625
                   22,500  Inco Ltd.(1)                                  381,150
                   40,000  Meridian Gold Inc.(1)                         410,856
                   40,000  Tembec Inc.(1)                                317,879
Energy
                   40,000  Petro-Canada                                  987,813
                   29,079  Suncor Energy, Inc.                           957,243
                    8,000  Talisman Energy, Inc.                         304,058
                                                                     -----------
                                                                       4,080,885
                                                                     -----------
FINLAND -- 1.1%
Basic Materials
                   15,000  UPM-Kymmene Oyj                               498,042
                                                                     -----------
FRANCE -- 6.1%
Basic Materials
                    1,464  Technip-Coflexip S.A.                         195,740
Energy
                   17,500  TotalFinaElf SA Cl B                        2,502,019
                                                                     -----------
                                                                       2,697,759
                                                                     -----------
GERMANY -- 0.7%
Basic Materials
                   20,000  ThyssenKrupp AG                               292,185
                                                                     -----------
ITALY -- 4.9%
Energy
                  150,500  ENI S.p.A.                                  1,888,807
                   60,000  Saipem S.p.A.                                 294,146
                                                                     -----------
                                                                       2,182,953
                                                                     -----------
JAPAN -- 4.5%
Basic Materials
                  120,000  Mitsubishi Materials Corp.                    163,166
                  320,000  Nippon Steel Corporation                      459,418
                       60  Nippon Unipac Holding                         266,626
                   60,000  Oji Paper Co. Ltd.                            237,457
                  110,000  Sumitomo Metal Industries Ltd.(1)              35,094
Energy
                   95,000  Nippon Mitsubishi Oil Company                 360,819
                   30,000  Showa Shell Sekiyu K.K.                       158,608
                   50,000  TonenGeneral Sekiyu K.K.                      320,939
                                                                     -----------
                                                                       2,002,127
                                                                     -----------

Shares                                                                  Value
--------------------------------------------------------------------------------
MEXICO -- 0.6%
Basic Materials
                   30,000  Tubos de Acero de Mexico, SA
                              ADR                                    $   268,200
                                                                     -----------
NETHERLANDS -- 2.8%
Energy
                   25,000  Royal Dutch Petroleum Co.                   1,267,945
                                                                     -----------
NORWAY -- 0.5%
Basic Materials
                   30,000  Smedvig ASA Cl A                              244,502
                                                                     -----------
PEOPLE'S REPUBLIC OF CHINA -- 0.8%
Energy
                  400,000  CNOOC Ltd.                                    377,015
                                                                     -----------
PORTUGAL -- 0.4%
Basic Materials
                  150,000  Portucel - Empresa Produtora de
                              Pasta e Papel, S.A.                        157,769
                                                                     -----------
SOUTH AFRICA -- 1.7%
Basic Materials
                   15,000  Anglo American Platinum Corp.
                              Limited                                    559,199
                    6,000  Anglogold Limited                             211,264
                                                                     -----------
                                                                         770,463
                                                                     -----------
SOUTH KOREA -- 0.6%
Basic Materials
                   11,000  Pohang Iron & Steel Co.,
                              Ltd. ADR                                   253,000
                                                                     -----------
SPAIN -- 2.1%
Basic Materials
                   10,000  Acerinox, S.A.                                334,702
Energy
                   40,000  Repsol YPF, S.A.                              584,013
                                                                     -----------
                                                                         918,715
                                                                     -----------
SWEDEN -- 1.2%
Basic Materials
                   20,000  Svenska Cellulosa AB Cl B                     549,324
                                                                     -----------
THAILAND -- 0.4%
Energy
                   70,000  PTT Exploration and Production
                              Public Company Ltd.                        177,235
                                                                     -----------
UNITED KINGDOM -- 13.3%
Basic Materials
                   15,648  Anglo American Plc                            237,176
                  100,000  BHP Billiton Plc                              508,144
                  195,000  Corus Group plc(1)                            204,422
                   45,416  Rio Tinto plc                                 870,215

14      1-800-345-2021                         See Notes to Financial Statements

Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
Energy
                  140,066  BG Group Plc                              $   571,021
                  288,706  BP Plc                                      2,244,701
                  160,066  Lattice Group Plc                             363,568
                  134,000  Shell Transport & Trading
                              Co. plc                                    920,890
                                                                     -----------
                                                                       5,920,137
                                                                     -----------
UNITED STATES -- 44.6%
Basic Materials
                   33,400  Alcoa Inc.                                  1,187,369
                   14,269  Billerud AB(1)                                 96,955
                    7,000  Georgia-Pacific Group                         193,270
                   17,829  International Paper Co.                       719,400
                    9,000  Newmont Mining Corporation                    171,990
                   10,000  Nucor Corp.                                   529,600
                    4,000  Phelps Dodge Corp.                            129,600
                   18,200  Smurfit-Stone Container Corp.(1)              290,563
                   20,000  Steel Dynamics Inc.(1)                        229,300
                    8,500  Weyerhaeuser Co.                              459,680
Energy
                   15,500  Anadarko Petroleum Corp.                      881,175
                   15,000  Baker Hughes Inc.                             547,050
                   23,500  Burlington Resources, Inc.                    882,190
                   27,165  ChevronTexaco Corp.                         2,434,256
                   20,000  Conoco Inc.                                   566,000
                   10,000  El Paso Corp.                                 446,100
                   23,000  ENSCO International Inc.                      571,550
                    5,000  EOG Resources Inc.                            195,550
                   58,366  Exxon Mobil Corp.                           2,293,784
                   10,000  Halliburton Co.                               131,000
                   18,500  Nabors Industries, Inc.(1)                    635,105
                    8,500  National-Oilwell, Inc.(1)                     175,185
                   17,000  Noble Affiliates, Inc.                        599,930
                   60,000  Parker Drilling Co.(1)                        221,400
                   16,400  Phillips Petroleum Co.                        988,264

Shares                                                                    Value
--------------------------------------------------------------------------------
                   19,500  Schlumberger Ltd.                         $ 1,071,525
                    7,000  Smith International, Inc.(1)                  375,340
                   13,500  Tidewater Inc.                                457,650
                   14,717  Transocean Sedco Forex, Inc.                  497,729
                    8,000  Ultramar Diamond Shamrock Corp.               395,840
                   15,000  Unocal Corp.                                  541,050
                   10,000  Valero Energy Corp.                           381,200
                   22,500  Williams Companies, Inc. (The)                574,200
                                                                     -----------
                                                                      19,870,800
                                                                     -----------
TOTAL COMMON STOCKS                                                   43,156,413
                                                                     -----------
   (Cost $37,114,085)

PREFERRED STOCKS -- 0.6%

BRAZIL -- 0.6%
Basic Materials
                   15,000  Aracruz Celulose S.A. ADR                     272,700
                                                                     -----------
   (Cost $299,950)

TEMPORARY CASH INVESTMENTS -- 2.5%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 1.50%, dated 12/31/01, due
    1/2/02 (Delivery value $1,100,092)                                 1,100,000
                                                                     -----------
   (Cost $1,100,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $44,529,113
                                                                     ===========
   (Cost $38,514,035)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements                www.americancentury.com      15

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  GLOBAL NATURAL
DECEMBER 31, 2001                                  GLOBAL GOLD       RESOURCES
-----------------                                  -----------       ---------

ASSETS
Investment securities, at value
  (cost of $203,819,689 and
  $38,514,035) (Note 6) ......................   $ 194,157,942    $  44,529,113
Receivable for investments sold ..............       3,899,153          467,021
Receivable for capital shares sold ...........          31,180           12,634
Dividends and interest receivable ............          23,107           37,081
                                                 -------------    -------------
                                                   198,111,382       45,045,849
                                                 -------------    -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .....................         363,948           10,538
Payable for investments purchased ............       4,600,907               --
Accrued management fees (Note 2) .............         109,125           25,261
Distribution fees payable (Note 2) ...........              13               29
Service fees payable (Note 2) ................              13               29
Payable for directors' fees
  and expenses (Note 2) ......................             477              111
                                                 -------------    -------------
                                                     5,074,483           35,968
                                                 -------------    -------------
Net Assets ...................................   $ 193,036,899    $  45,009,881
                                                 =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......   $ 407,608,903    $  39,142,762
Accumulated undistributed net
  investment income (loss) ...................         590,224               --
Accumulated net realized loss on
  investment and foreign
  currency transactions ......................    (205,501,810)        (150,995)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and l
  iabilities in foreign currencies (Note 6) ..      (9,660,418)       6,018,114
                                                 -------------    -------------
                                                 $ 193,036,899    $  45,009,881
                                                 =============    =============

Investor Class, $10.00 Par Value
Net assets ...................................   $ 192,973,048    $  44,860,313
Shares outstanding ...........................      36,381,607        3,772,057
Net asset value per share ....................   $        5.30    $       11.89

Advisor Class, $10.00 Par Value
Net assets ...................................   $      63,851    $     149,568
Shares outstanding ...........................          12,055           12,583
Net asset value per share ....................   $        5.30    $       11.89

                                               See Notes to Financial Statements
16      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

                                                                  GLOBAL NATURAL
YEAR ENDED DECEMBER 31, 2001                      GLOBAL GOLD        RESOURCES
----------------------------                      -----------        ---------

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $135,804 and
  $70,149, respectively) ...................     $  2,656,317      $    976,998
Interest ...................................          104,434            40,570
                                                 ------------      ------------
                                                    2,760,751         1,017,568
                                                 ------------      ------------

Expenses (Note 2):
Management fees ............................        1,120,487           323,923
Distribution fees -- Advisor Class .........              136               141
Service fees -- Advisor Class ..............              136               141
Directors' fees and expenses ...............            4,274             1,817
                                                 ------------      ------------
                                                    1,125,033           326,022
                                                 ------------      ------------

Net investment income ......................        1,635,718           691,546
                                                 ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions (Note 3) ...........      (12,193,010)        1,081,314
Foreign currency transactions ..............          (72,104)          (22,960)
                                                 ------------      ------------
                                                  (12,265,114)        1,058,354
                                                 ------------      ------------

Change in net unrealized
  appreciation (depreciation) on:
Investments (Note 6) .......................       57,171,499        (4,411,622)
Translation of assets and liabilities
  in foreign currencies ....................            6,242             2,564
                                                 ------------      ------------
                                                   57,177,741        (4,409,058)
                                                 ------------      ------------

Net realized and
  unrealized gain (loss) ...................       44,912,627        (3,350,704)
                                                 ------------      ------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ..........................     $ 46,548,345      $ (2,659,158)
                                                 ============      ============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      17

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

                                               GLOBAL GOLD           GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets          2001           2000           2001           2000
                                           ----           ----           ----           ----

OPERATIONS
Net investment income ................. $1,635,718     $1,909,825       $691,546       $700,748
Net realized gain (loss) ..............(12,265,114)   (29,509,457)     1,058,354      2,067,121
Change in net unrealized
  appreciation (depreciation) ......... 57,177,741    (21,081,552)    (4,409,058)      (343,703)
                                       ------------   ------------   ------------   ------------
Net increase (decrease) in
  net assets resulting
  from operations ..................... 46,548,345    (48,681,184)    (2,659,158)     2,424,166
                                       ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...................... (2,010,315)      (962,081)      (694,312)      (693,392)
  Advisor Class .......................       (558)           (96)        (1,063)          (498)
From net realized gains:
  Investor Class ......................         --             --     (1,117,382)    (2,246,208)
  Advisor Class .......................         --             --         (2,894)        (1,950)
                                       ------------   ------------   ------------   ------------
Decrease in net assets
  from distributions .................. (2,010,873)      (962,177)    (1,815,651)    (2,942,048)
                                       ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from capital
  share transactions ..................  6,901,326    (10,569,721)    (1,299,471)    (1,833,843)
                                       ------------   ------------   ------------   ------------

Net increase (decrease)
  in net assets ....................... 51,438,798    (60,213,082)    (5,774,280)    (2,351,725)

NET ASSETS
Beginning of period .................. 141,598,101    201,811,183     50,784,161     53,135,886
                                       ------------   ------------   ------------   ------------
End of period ....................... $193,036,899   $141,598,101    $45,009,881    $50,784,161
                                       ============   ============   ============   ============
Accumulated undistributed
  net investment
  income (loss)                           $590,224     $1,037,483            --            $827
                                       ============   ============   ============   ============

                                               See Notes to Financial Statements
18      1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Global Gold Fund (Global Gold) and
Global Natural Resources Fund (Global Natural Resources) (the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources'
investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The funds invest primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains  or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. There were no open forward foreign currency exchange contracts at December 31, 2001.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid semiannually.

                                                 www.americancentury.com      19

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an
Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor
Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 2001, the effective annual Investor Class management fee was 0.68% for Global Gold and
Global Natural Resources.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the Advisor Class under the plan during the year ended December 31, 2001 are detailed in the Statement of Operations.

    RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The funds have a bank line of credit agreement with JPM (see Note 5).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for the year ended December 31, 2001, for Global Gold and Global Natural Resources totaled
$28,025,965 and $5,050,275, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled
$23,253,080 and $8,866,767, respectively.

20      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

                                        GLOBAL GOLD              GLOBAL NATURAL RESOURCES
                                  SHARES          AMOUNT          SHARES          AMOUNT
                                  ------          ------          ------          ------
INVESTOR CLASS
Designated Shares ............ 1,000,000,000                   1,000,000,000
                               =============                   =============
Year ended
  December 31, 2001
Sold .........................    13,418,260      $65,134,714      1,957,631      $24,660,966
Issued in reinvestment
  of distributions ...........       393,732        1,893,852        146,586        1,733,283
Redeemed .....................   (12,785,371)     (60,132,888)    (2,243,550)     (27,801,888)
                               -------------   -------------   -------------      ------------
Net increase (decrease) ......     1,026,621       $6,895,678       (139,333)     $(1,407,639)
                               =============    =============   =============     ============

Year ended
  December 31, 2000
Sold .........................    10,164,921      $44,897,875      2,696,177      $33,442,950
Issued in reinvestment
  of distributions ...........       203,768          908,997        230,628        2,802,047
Redeemed .....................   (13,147,102)     (56,401,382)    (3,079,462)     (38,083,909)
                               -------------     -------------   -------------   ------------
Net decrease .................    (2,778,413)    $(10,594,510)      (152,657)     $(1,838,912)
                               =============     =============   =============    ============

ADVISOR CLASS
Designated Shares ............   250,000,000                     250,000,000
                               =============                    =============
Year ended
  December 31, 2001
Sold .........................         1,792           $8,149          9,758         $116,390
Issued in reinvestment
  of distributions ...........           116              558            343            3,957
Redeemed .....................          (676)          (3,059)        (1,037)         (12,179)
                               -------------     -------------   -------------    ------------
Net increase .................         1,232           $5,648          9,064         $108,168
                               =============     =============   =============    ============

Year ended
  December 31, 2000
Sold .........................         7,053          $25,826          1,172          $14,810
Issued in reinvestment
  of distributions ...........            22               96            202            2,447
Redeemed .....................          (275)          (1,133)          (951)         (12,188)
                               -------------     -------------   -------------    ------------
Net increase .................         6,800          $24,789            423           $5,069
                               =============     =============   =============    ============

5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,000,000 effective December 19, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 2001.

                                                 www.americancentury.com      21

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

6.  FEDERAL TAX INFORMATION

    The tax character of distributions paid during the years ended December 31
Are as follows:

                                    GLOBAL GOLD        GLOBAL NATURAL RESOURCES
                                  2001        2000         2001         2000
                                  ----        ----         ----         ----
DISTRIBUTIONS PAID FROM
Ordinary Income .............. $2,010,873   $962,177     $669,412     $914,066
Long-Term Capital Gain .......         --         --   $1,146,239   $2,027,982

    As of December 31, 2001, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                    GLOBAL
                                                GLOBAL GOLD    NATURAL RESOURCES
                                                -----------    -----------------
COMPONENTS OF DISTRIBUTABLE
  EARNINGS AND TAX COST
Federal tax cost of investments ..........     $ 223,860,336      $  38,797,275
                                               =============      =============
Gross tax appreciation
  on investments .........................        24,846,732          9,709,202
Gross tax depreciation
  on investments .........................       (54,549,126)        (3,977,364)
                                               -------------      -------------
Net tax appreciation (depreciation)
  on investments .........................       (29,702,394)         5,731,838
                                               -------------      -------------
Net tax appreciation (depreciation)
  on derivatives and translation
  of assets and liabilities in
  foreign currencies .....................            (3,510)             3,036
                                               -------------      -------------
Net tax unrealized appreciation
  (depreciation) .........................     $ (29,705,904)     $   5,734,874
                                               =============      =============
Undistributed ordinary income ............     $   1,480,121                 --
Undistributed long-term gain
  (capital loss carryover) ...............     $(186,346,222)     $   5,734,874

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, Global Gold had accumulated net realized capital loss carryovers for federal income tax purposes of
$183,948,967 (expiring in 2005 through 2009), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2001, Global Gold incurred net capital losses of $2,397,255. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    Global Natural resources distributed $1,146,239 during the fiscal year ended
December 31, 2001, as capital gain dividends, all of which is designated as a
20% rate gain distribution.

    For corporate taxpayers in Global Natural Resources, 16.20% of the ordinary income of distributions paid during the fiscal year ended December 31, 2001, qualify for the corporate dividends received deduction.

22      1-800-345-2021

Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                           Investor Class
                                          2001       2000       1999       1998       1997
                                          ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................   $4.00      $5.29      $5.52      $6.34     $11.33
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............    0.05(1)    0.05(1)    0.06(1)    0.05(1)    0.09
  Net Realized and Unrealized
  Gain (Loss) .........................    1.31      (1.31)     (0.24)     (0.82)     (4.79)
                                        --------   --------   --------   --------   --------
  Total From Investment Operations ....    1.36      (1.26)     (0.18)     (0.77)     (4.70)
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........   (0.06)     (0.03)     (0.05)     (0.05)     (0.09)
  From Net Realized Gains .............      --         --         --         --      (0.20)
                                        --------   --------   --------   --------   --------
  Total Distributions .................   (0.06)     (0.03)     (0.05)     (0.05)     (0.29)
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ........   $5.30      $4.00      $5.29      $5.52      $6.34
                                        ========   ========   ========   ========   ========
  Total Return(2) .....................   34.09%    (23.95)%    (3.18)%   (12.18)%   (41.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.68%      0.67%      0.68%      0.69%      0.67%
Ratio of Net Investment Income
  to Average Net Assets ...............    0.99%      1.19%      1.04%      0.75%      0.92%
Portfolio Turnover Rate ...............      14%        17%        53%        68%        28%
Net Assets, End of Period
  (in thousands) ...................... $192,973   $141,555   $201,790   $228,771   $246,015

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      23

Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                      Advisor Class
                                         2001       2000       1999      1998(1)
                                         ----       ----       ----      -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $4.00      $5.29      $5.52      $7.31
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ...........    0.03       0.03       0.03       0.01
  Net Realized and Unrealized
  Gain (Loss) ........................    1.32      (1.30)     (0.21)     (1.76)
                                       --------   --------   --------   --------
  Total From Investment Operations ...    1.35      (1.27)     (0.18)     (1.75)
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income .........   (0.05)     (0.02)     (0.05)     (0.04)
                                       --------   --------   --------   --------
Net Asset Value, End of Period .......   $5.30      $4.00      $5.29      $5.52
                                       ========   ========   ========   ========
  Total Return(3) ....................   33.75%    (24.05)%    (3.30)%   (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   0.93%      0.92%       0.93%     0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............   0.74%      0.94%       0.79%     0.20%(4)
Portfolio Turnover Rate ..............     14%        17%         53%       68%(5)
Net Assets, End of Period ............ $63,851    $43,243     $21,280     $16,938

(1) May 6, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

                                               See Notes to Financial Statements
24      1-800-345-2021                See Glossary for a Definition of the Table

Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                           Investor Class
                                          2001       2000       1999       1998       1997
                                          ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $12.97     $13.06     $10.59     $11.48     $11.91
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............   0.18(1)    0.17(1)    0.16(1)    0.19       0.22
  Net Realized and Unrealized
  Gain (Loss) .........................  (0.78)      0.51       2.62      (0.90)      0.08
                                        --------   --------   --------   --------   --------
  Total From Investment Operations ....  (0.60)      0.68       2.78      (0.71)      0.30
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.18)     (0.18)     (0.17)     (0.18)     (0.23)
  From Net Realized Gains .............  (0.30)     (0.59)     (0.14)       --       (0.50)
                                        --------   --------   --------   --------   --------
  Total Distributions .................  (0.48)     (0.77)     (0.31)     (0.18)     (0.73)
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ........ $11.89     $12.97     $13.06     $10.59     $11.48
                                        ========   ========   ========   ========   ========
  Total Return(2) .....................  (4.57)%     5.62%     26.50%     (6.30)%     2.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.68%       0.67%      0.68%      0.69%      0.73%(3)
Ratio of Net Investment Income
  to Average Net Assets ...............  1.44%       1.35%      1.34%      1.70%      1.55%(3)
Portfolio Turnover Rate ...............    11%         52%        87%        76%        41%
Net Assets, End of Period
  (in thousands) ...................... $44,860    $50,739    $53,095    $39,749    $46,556

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) A portion of the management fee was waived during the year ended December
    31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      25

Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                                    2001       2000      1999(1)
                                                    ----       ----      -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ............ $12.97     $13.06     $11.99
                                                  --------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ......................   0.13       0.14       0.07
  Net Realized and Unrealized Gain (Loss) .......  (0.76)      0.51       1.29
                                                  --------   --------   --------
  Total From Investment Operations ..............  (0.63)      0.65       1.36
                                                  --------   --------   --------
Distributions
  From Net Investment Income ....................  (0.15)     (0.15)     (0.15)
  From Net Realized Gains .......................  (0.30)     (0.59)     (0.14)
                                                  --------   --------   --------
  Total Distributions ...........................  (0.45)     (0.74)     (0.29)
                                                  --------   --------   --------
Net Asset Value, End of Period .................. $11.89     $12.97     $13.06
                                                  ========   ========   ========
  Total Return(3) ...............................  (4.80)%     5.38%     11.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................   0.93%      0.92%    0.93%(4)
Ratio of Net Investment Income
  to Average Net Assets .........................   1.19%      1.10%    0.85%(4)
Portfolio Turnover Rate .........................     11%        52%      87%(5)
Net Assets, End of Period ...................... $149,568    $45,641    $40,442

(1) April 26, 1999 (commencement of sale) through December 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1999.

                                               See Notes to Financial Statements
26      1-800-345-2021                See Glossary for a Definition of the Table

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the American Century Global Gold Fund and American Century
Global Natural Resources Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Global Gold
Fund and the American Century Global Natural Resources Fund (two of the six
funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December
31, 2001, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 8, 2002

                                                 www.americancentury.com      27

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the funds' investment advisor,
American Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 30
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 17
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

28      1-800-345-2021

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Directors."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                 www.americancentury.com      29

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

30      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers six "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy.
They are not intended to serve as a complete investment program by themselves.
International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The GLOBAL GOLD FUND BENCHMARK  was the Benham North American Gold Equities
Index from inception through February 1996. From March 1996 through December
1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the
benchmark has been  a proprietary index intended to reflect the entire gold market. The Global Gold fund custom benchmark is approximately two-thirds North
American,  20% African, and 10% Australian gold company stocks.

     The FT-SE(reg.sm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2) (DJWSI), created by the editors of The
Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the GLOBAL NATURAL RESOURCES FUND'S
BENCHMARK index using the companies represented in two of these sectors--Basic
Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources. As of December 31,
2001, the Global Natural Resources benchmark was approximately 70% energy and
30% basic materials company shares.

     The MORGAN STANLEY WORLD STOCK INDEX (MSCI) is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a
    trademark of the London Stock Exchange Limited and the Financial Times Ltd.
    and is used by FT-SE International Limited under license. FT-SE
    International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BILL MARTIN
       JOE STERLING

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service  that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in  a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65%  of their assets in natural resources stocks.

                                                 www.americancentury.com      31

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the &
quot;Financial Highlights" on pages 23-26.

PORTFOLIO STATISTICS

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 generally consist of stocks in  this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 generally consist of stocks in this range.

32      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      33

Notes
--------------------------------------------------------------------------------

34      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      35

Notes
--------------------------------------------------------------------------------

36      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100  billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0202                                 American Century Investment Services, Inc.
SH-ANN-28613S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Utilities

December 31, 2001                 [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We experienced historic political, economic, and financial events in 2001 that created an atmosphere of increased caution and uncertainty for U.S.
citizens and investors. September 11 and the anthrax outbreak in October changed
America's perception of the world and our place in it, and a recession further challenged our resolve and resources.

     But the events of September and October also reawakened America's
"can-do" spirit. Sentiment changed during the fourth quarter, helped by  the lowest short-term interest rates in a generation, favorable results in the war against terrorism, and signs that the economy was starting to stabilize.
That was good news for U.S. corporations, consumers, and the stock market, which rebounded strongly as optimism increased.

     The fourth quarter stood in stark contrast to most of 2001, when the recession and an unprecedented 11 short-term interest rate cuts by the Federal
Reserve caused bonds to outperform stocks for the second straight year. That two-year performance--and last year's headline-making bankruptcies in the utilities sector--reinforced the importance of maintaining a diversified portfolio. Mutual fund investors generally benefited from professional investment management and diversification during this challenging period. The investment team for American Century Utilities reviews the 2001 economic and market climate, plus portfolio strategy and performance, beginning on page 3.

     Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions. Through all the changes and uncertainty, you can count on your investment professionals at
American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
UTILITIES

FINANCIAL STATEMENTS
   Statement of Assets and
       Liabilities ........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   16
   Report of Independent
      Accountants .........................................................   18
OTHER INFORMATION
   Management .............................................................   19
   Share Class and Retirement
      Account Information .................................................   21
   Background Information
      Investment Philosophy
         and Policies .....................................................   22
      Comparative Indices .................................................   22
      Lipper Rankings .....................................................   22
      Investment Team
         Leaders ..........................................................   22
   Glossary ...............................................................   23

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

U.S. STOCK MARKET PERSPECTIVE

*   The U.S. stock market slumped in 2001 as a recession took its toll on corporate profits.

*   Stocks fell for the second straight year, despite a strong rebound in the fourth quarter.

*   The economic slowdown triggered capital spending cutbacks and layoffs at many companies.

*   The terrorist attacks of September 11 accelerated the downturn.

UTILITIES MARKET PERSPECTIVE

*   Surprisingly, utilities stocks fared even worse than the overall market.
    Historically, utilities stocks have thrived in a market environment like the one in 2001.

*   However, earnings have become less stable in recent years, largely because many utilities companies increased their focus on growth-oriented aspects of their business.

*   The utilities sector also faced a series of unique problems in 2001 that weakened its defensive credibility.

*   The best performers in the utilities sector were long-distance telephone companies. These stocks recovered modestly after suffering significant losses in 2000.

*   The worst performers were natural gas companies. The industry had to contend with reduced demand and a sharp decline in gas prices.

*   Electric utilities held up reasonably well because they benefited from lower energy costs.

*   The regional phone companies struggled with disappointing earnings.

FUND PERFORMANCE & OUTLOOK

*   The fund fell more than 20% in 2001, but it beat the average return of the
    96 utility funds tracked by Lipper Inc. (see page 4).

*   The fund benefited from an overweight in wireless telephone stocks during the second half of the year. It also benefited from an underweight in Enron in the second half.

*   Despite cutting our exposure, Enron was responsible for part of the fund's decline during the year.

*   The fallout from the Enron bankruptcy affected other fund holdings. The market lost confidence in other companies that emphasize energy trading.
    The fund had a slight overweight in these independent power producers.

*   It's hard to imagine that conditions could get much worse in the utilities market than they were last year. There are some factors--including  a possible economic rebound and relatively low valuations--that  could favor utilities stocks in the coming year.

*   We're a little concerned about the outlook for wireless companies, so we've switched to a slight underweight there. We're also expanding our holdings of regional natural gas companies, which have more of the traditional characteristics we favor.

*   We plan to continue to adhere to our disciplined, broad-based approach to the utilities sector.

[left margin]

                     UTILITIES(1)
                        (BULIX)
    TOTAL RETURNS:               AS OF 12/31/01
       6 Months ....................... -12.71%(2)
       1 Year ......................... -20.97%
    30-DAY SEC YIELD:                     2.15%
    INCEPTION DATE:                      3/1/93
    NET ASSETS:                  $202.9 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 23-24.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

PERFORMANCE OVERVIEW

     The U.S. stock market slumped in 2001 as a recession took its toll on corporate profits. Surprisingly, utilities stocks fared even worse. A series of industry-specific setbacks hampered what otherwise might have been a favorable environment for utilities shares.

STOCKS GO FROM BAD TO WORSE

     Coming out of a dismal 2000, the stock market took a turn for the worse in
2001. A sharp economic slowdown triggered capital spending cutbacks and layoffs at many companies. Corporate profits, under pressure since late 2000, continued
to deteriorate, and stock prices followed suit.

     Then came the terrorist attacks of September 11, which shut down the U.S.
stock exchanges for an unprecedented four days. The tragedy accelerated the downturn in the stock market and pushed the already-fragile economy  into recession.

     Despite a strong rebound in the fourth quarter, the major stock indices fell for the second straight year. The last time the market suffered back-to-back losses was 1973-74.

POWER OUTAGE IN UTILITIES

     Historically, utilities stocks have thrived in a market environment like the one in 2001. As the economy slows and corporate profits fade, investors tend to seek out defensive stocks with reliable earnings. Utilities fit the bill, providing essential services that are always in demand.

     However, earnings have become less stable in recent years, largely because many utilities companies increased their focus on growth-oriented aspects of their business. In addition, the utilities sector faced a series of unique problems in 2001 that weakened its defensive credibility:

*    An energy crisis in California, which led to allegations of price gouging and pushed the state's largest power utility into bankruptcy

*    Lower demand for energy because of mild weather, the California crisis, and the recession

*    Falling energy prices (oil slid 25%, while natural gas prices plunged by
     60%

*    The collapse of Enron, a major power trading company, after a series of questionable financial dealings

     These factors hurt investor confidence and resulted in losses that  were more severe than those of the broader market.

INDUSTRY BREAKDOWN

     Long-distance telephone companies were the best performers in the utilities sector. These stocks recovered modestly after suffering significant losses in
2000.

     Not surprisingly, natural gas companies were the worst performers.  The industry had to contend with reduced demand and a sharp decline  in gas prices.

     Electric utilities held up reasonably well because they benefited from lower energy costs. The regional phone companies struggled with disappointing earnings.

[right margin]

"THE UTILITIES SECTOR FACED A SERIES OF UNIQUE PROBLEMS IN 2001 THAT
WEAKENED ITS DEFENSIVE CREDIBILITY."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

S&P 500                         -11.87%
   Value                        -11.71%
   Growth                       -12.73%

NASDAQ COMPOSITE                -20.80%

The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 22.

UTILITIES MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

FUND BENCHMARK                  -16.90%

S&P Telecommunications
   (long distance) Index          9.58%

S&P Electric Index               -8.16%

S&P Telephone Index             -16.22%

S&P Natural Gas Index           -56.45%

Source: Bloomberg Financial Markets

These indices are defined on page 22.

                                                  www.americancentury.com      3

Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                                INVESTOR CLASS (INCEPTION 3/1/93)                   ADVISOR CLASS (INCEPTION 6/25/98)
                             S&P         FUND           UTILITY FUNDS(2)                          S&P         FUND
              UTILITIES      500     BENCHMARK   AVERAGE RETURN   FUND'S RANKING    UTILITIES     500     BENCHMARK
======================================================================================================================
6 MONTHS(1) .. -12.71%     -5.55%     -11.94%      -13.22%            --             -12.89%     -5.55%    -11.94%
1 YEAR ....... -20.97%    -11.87%     -16.90%      -21.24%         45 OUT OF 96      -21.24%    -11.87%    -16.90%
======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ....... -2.88%     -1.02%      -1.56%       -0.64%         57 OUT OF 84       -3.15%     -1.02%     -1.56%
5 YEARS ........ 9.65%     10.70%      11.33%        7.90%         21 OUT OF 69         --         --         --
LIFE OF FUND ... 9.12%     13.54%(3)   10.38%(3)     8.39%(4)      11 OUT OF 25(4)     2.10%      1.65%(5)   3.82%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 2/28/93, the date nearest the class's inception for which data are available.

(4) Since 3/4/93, the date nearest the class's inception for which data are available.

(5) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 21-23 for information about share classes, returns, the fund's benchmark, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Since 1996, the fund's benchmark has been a custom utilities index, described on page 22. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

* Fund data from 3/1/93, the class's inception date. Index data from 2/28/93, the date nearest the class's inception for which data are available. Not annualized.

4      1-800-345-2021

Utilities--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]   [photo of Bill Martin]

     Based on interviews with Joe Sterling (above left) and Bill Martin, portfolio managers on the Utilities fund investment team.

HOW DID UTILITIES PERFORM IN 2001?

     The fund returned -20.97% after one of the most difficult years ever for the utilities sector.* That performance fell short of the fund's custom utilities benchmark index (defined on page 22), which returned -16.90%, but it beat the -21.24% average return of the 96 utility funds tracked by Lipper Inc.
The S&P 500, a broad stock market index, returned -11.87%. (See the previous page for other fund performance comparisons.)

HOW WOULD YOU CHARACTERIZE THE PERFORMANCE OF THE UTILITIES SECTOR?

     In a word, disappointing. Many unusual forces combined to wreak havoc on the sector (see page 3 for details). But the year's performance also reflected how the utilities sector has changed.

     Utilities stocks have traditionally been quiet, even boring investments.
The companies provided basic services--water, electricity, gas, and telephone.
Government regulation and a constant need for these services ensured a steady level of profits and regular dividends. As such, the stocks were widely considered defensive, recession-proof investments.

     However, as technology and growth stocks attracted investor attention in the mid-to-late '90s, many utilities began to reposition themselves as growth-oriented companies. For example, telephone companies expanded their wireless and broadband Internet capabilities, while electric and natural gas utilities branched out into wholesale power generation and energy trading.
Deregulation of the telephone and electricity industries further encouraged this trend.

     These changes were very profitable when the U.S. economy was booming in the late '90s (see the fund's one-year returns chart on the previous page). But when the economy ran out of gas in 2001, these growth-oriented businesses dragged down the profits and share prices of many utilities.

CAN YOU GIVE US SOME EXAMPLES FROM THE UTILITIES PORTFOLIO?

     Let's start with a "traditional" utility. A good example is
Southern Company, which provides basic electricity services in four Southeastern states, where the market is still regulated. The company has other ventures, but its primary focus is on electricity transmission and distribution to consumers.
Southern reported solid, stable earnings throughout 2001, and its stock rose 25%
for  the year.

     Contrast that with Dynegy, a "New Economy" utility based in Texas that generates and sells energy nationwide. Its main business is the wholesale energy market. Plunging energy prices and its association with the Enron debacle damaged Dynegy's performance. Dynegy's share price fell 54% in 2001.

     The difficulty facing utilities investors last year was that there were a lot more Dynegys than Southerns.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE DIFFICULTY FACING UTILITIES INVESTORS LAST YEAR WAS THAT THERE WERE A
LOT MORE DYNEGYS  THAN SOUTHERNS."

PORTFOLIO AT A GLANCE
                           12/31/01      12/31/00
NO. OF COMPANIES                67            71
30-DAY SEC YIELD             2.15%         1.76%
P/E RATIO                     19.5          26.6
PORTFOLIO TURNOVER             10%           32%
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.68%         0.67%

Investment terms are defined in the Glossary on pages 23-24.

                                                  www.americancentury.com      5

Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID ENRON'S COLLAPSE AFFECT THE FUND?

     It affected fund performance, both directly and indirectly. At the beginning of the year, Enron was the second-largest holding in the portfolio. By mid-year, it was still a top-ten holding, but we had cut back to an underweight position compared with the fund's benchmark. We remained underweight until we sold out of the stock completely in November, before the company filed for bankruptcy. Despite our underweight, Enron was responsible for part of the fund's decline during the year.

     The fallout from the Enron bankruptcy also affected other fund holdings.
The market lost confidence in companies that, like Enron, emphasized energy trading--Dynegy, Calpine (-63% in 2001), and Mirant (-43%), to name a few. The fund had a slight overweight relative to the benchmark in these independent power producers, hurting fund performance late in the year.

IS THAT WHY UTILITIES UNDERPERFORMED ITS BENCHMARK?

     That's part of the reason. Another key was an underweight in long-distance telephone stocks early in the year. We had been underweight the long-distance companies in 2000, when they performed poorly, and we saw little reason to add to our holdings as 2001 began. Stiff competition, a lack of pricing power, and a poor earnings outlook plagued the industry.

     Nonetheless, bargain-hunting investors swarmed to these stocks, and they rebounded sharply--AT&T was up 40% in January alone, while WorldCom surged more than 50%. Although we gradually moved back to a neutral position in these stocks, our underweight in January immediately put the fund behind the benchmark, and we were never able to catch up.

WHAT WORKED WELL IN THE PORTFOLIO?

     A handful of stocks in the Utilities portfolio had positive returns, and most of them were "traditional" electric utilities that proved their worth as defensive stocks. Some of the better performers included electricity providers Conectiv (+22%), FirstEnergy (+11%), and DTE Energy (+13%).

     The fund also benefited from an overweight in wireless telephone stocks during the second half of the year. Demand for cellular phones skyrocketed in the wake of September 11, and high hopes for an economic rebound in 2002 also provided a boost to the industry. The fund's wireless holdings posted double-digit gains as a group over the last six months.

THE REGIONAL BELL TELEPHONE COMPANIES ARE ALL AMONG THE FUND'S TOP TEN HOLDINGS.
HOW DID THEY HOLD UP?

     Relatively well. Verizon (-5%), BellSouth (-7%), and SBC (-18%) performed as well or better than the utilities sector as a whole, despite earnings disappointments late in the year.

     The exception was Qwest Communications (-65%). Not only did the company post the worst earnings of the "Baby Bells," analysts raised questions about the aggressiveness of its accounting practices. Aside from Enron, Qwest had the biggest negative impact on fund performance.

[left margin]

"VERIZON, BELLSOUTH, AND SBC PERFORMED  AS WELL OR BETTER THAN THE
UTILITIES SECTOR AS  A WHOLE, DESPITE EARNINGS DISAPPOINTMENTS LATE IN THE
YEAR."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                               AS OF        AS OF
                             12/31/01      6/30/01
DUKE ENERGY CORP.              4.8%         3.9%
AT&T CORP.                     4.5%         5.1%
WORLDCOM, INC. -
     WORLDCOM GROUP            4.3%         3.5%
BELLSOUTH CORP.                4.3%         5.3%
SBC COMMUNICATIONS
     INC.                      4.2%         4.7%
VERIZON
     COMMUNICATIONS            4.1%         5.9%
DOMINION RESOURCES
     INC.                      3.4%         3.3%
BCE INC.                       3.2%         2.8%
QWEST
     COMMUNICATIONS
     INTERNATIONAL INC.        3.0%         4.0%
VODAFONE GROUP PLC             2.9%         2.8%

6          1-800-345-2021

Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

AFTER THE ENRON AND PG&E BANKRUPTCIES, CAN UTILITIES STOCKS RESTORE INVESTOR
CONFIDENCE IN 2002?

     It's hard to imagine that conditions could get much worse in the utilities market than they were last year. Plus, there are some factors that could favor utilities stocks in the coming year.

     For one thing, the economic environment appears more promising. An economic rebound should boost the utilities sector, especially the independent power producers and natural gas pipeline companies.

     We also think utilities stocks look  like some of the best values in the stock market right now. Most defensive sectors rose last year, and technology valuations rebounded in the fourth quarter. Utilities were left behind and seem to be one of the only undervalued areas in the market.

     On top of that, we wouldn't be surprised to see some utilities rediscover the importance of their core businesses and return to the stability of providing basic services.

SO YOU THINK THAT UTILITIES WILL STILL HAVE APPEAL AS A DEFENSIVE INVESTMENT?

     To a degree. The growth-oriented aspects of the utilities sector--energy trading, power generation, broadband--are likely here to stay. But we could see the typical utility become more diversified going forward, developing a greater balance between the stability  of essential services and the growth potential of other businesses.

     If that happens, the sector could return to the days when it was less volatile than the overall market, and it may also be less vulnerable to events such as the California energy crisis.

DID THE CALIFORNIA CRISIS EFFECTIVELY END ELECTRIC DEREGULATION?

     No, it just postponed it. Several states have delayed the implementation of their deregulation plans until the middle of the decade. They want to be sure they don't make the same mistakes that occurred in California.

     However, deregulation is steaming forward in other states, such as Texas, where residents now have a choice of electricity providers. Texas had a significant advantage over other states--an excess supply of electricity
"in the bank" -- which helped prevent the sort of shortage that drove prices sky-high in California.

WHAT ARE YOUR PLANS FOR THE UTILITIES FUND IN 2002?

     As 2002 began, the fund was in a relatively neutral position. We're a little concerned about the outlook for wireless companies, so we've switched to a slight underweight there. We're also expanding our holdings of regional natural gas companies, which have more of the traditional characteristics we favor.

     In general, though, we plan to continue to adhere to our disciplined, broad-based approach to the utilities sector.

[right margin]

"UTILITIES. . .SEEM TO BE ONE OF THE ONLY UNDERVALUED AREAS IN THE
MARKET."

INDUSTRY BREAKDOWN
                               % OF FUND INVESTMENTS
                                 AS OF         AS OF
                                12/31/01      6/30/01
ELECTRICAL UTILITIES             41.0%         39.6%
TELEPHONE                        31.4%         34.5%
WIRELESS
     TELECOMMUNICATIONS          13.4%          8.9%
GAS & WATER UTILITIES            10.5%          9.7%
ENERGY RESERVES &
     PRODUCTION                   3.7%          6.7%
OTHER                              --           0.6%

                                                  www.americancentury.com      7

Utilities--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.0%

COMPUTER SOFTWARE(1)
                   10,000  Openwave Systems Inc.(2)                 $     97,950
                                                                    ------------
ELECTRICAL UTILITIES -- 41.0%
                   30,000  AES Corp. (The)(2)                            490,500
                   65,000  Allegheny Energy, Inc.                      2,354,300
                   50,000  ALLETE Inc.                                 1,260,000
                   93,240  American Electric Power                     4,058,737
                  100,000  Calpine Corp.(2)                            1,679,000
                   72,850  Conectiv, Inc.                              1,784,097
                   65,000  Consolidated Edison, Inc.                   2,623,400
                   50,000  Constellation Energy Group                  1,327,500
                  111,456  Dominion Resources Inc.                     6,698,506
                   58,400  DTE Energy Company                          2,449,296
                  243,500  Duke Energy Corp.                           9,559,809
                   48,480  Dynegy Inc. Cl A                            1,236,240
                   55,000  Edison International(2)                       830,500
                   39,000  Energy East Corp.                             740,610
                  110,000  Entergy Corp.                               4,302,100
                  119,250  Exelon Corp.                                5,709,690
                   95,500  FirstEnergy Corp.                           3,340,590
                   49,000  FPL Group, Inc.                             2,763,600
                   30,000  Great Plains Energy Inc.                      756,000
                  102,672  Mirant Corp.(2)                             1,644,805
                   50,700  Niagara Mohawk Holdings Inc.(2)               898,911
                   50,000  Northeast Utilities                           881,500
                   23,021  NSTAR                                       1,032,492
                   40,000  Orion Power Holdings Inc.(2)                1,044,000
                  105,000  PG&E Corp.(2)                               2,020,200
                   35,000  Potomac Electric Power Co.                    789,950
                   57,000  PPL Corp.                                   1,986,450
                   47,300  Puget Energy Inc.                           1,035,397
                   67,000  Reliant Energy, Inc.                        1,776,840
                  205,000  Southern Co.                                5,196,750
                  105,000  TXU Corp.                                   4,950,750
                  140,815  XCEL Energy Inc.                            3,906,208
                                                                    ------------
                                                                      81,128,728
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.7%
                   37,000  Equitable Resources Inc.                    1,260,590
                   54,100  Kinder Morgan, Inc.                         3,012,829
                  115,600  Williams Companies, Inc. (The)              2,950,112
                                                                    ------------
                                                                       7,223,531
                                                                    ------------

Shares                                                                   Value
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 10.5%
                   50,000  CMS Energy Corp.                         $  1,201,500
                  129,050  El Paso Corp.                               5,756,921
                   53,000  Energen Corp.                               1,306,450
                   90,000  Keyspan Energy Corp.                        3,118,500
                  134,056  NiSource Inc.                               3,091,331
                   55,000  Sempra Energy                               1,350,250
                  125,000  TransCanada Pipelines Ltd.                  1,563,750
                   55,000  UGI Corp.                                   1,661,000
                   65,700  Utilicorp United Inc.                       1,653,669
                                                                    ------------
                                                                      20,703,371
                                                                    ------------
TELEPHONE -- 31.4%
                  495,050  AT&T Corp.                                  8,980,208
                  220,600  BellSouth Corp.                             8,415,890
                  113,900  BroadWing Inc.(2)                           1,082,050
                   40,000  CenturyTel Inc.                             1,312,000
                  419,831  Qwest Communications
                              International Inc.                       5,932,212
                  210,520  SBC Communications Inc.                     8,246,068
                  235,000  Sprint Corp.                                4,718,800
                   31,212  Telefonica S.A. ADR(2)                      1,250,977
                  125,000  Telefonos de Mexico, S.A. Cl L
                              ADR                                      4,377,500
                   15,000  Time Warner Telecom Inc. Cl A(2)              265,200
                  170,480  Verizon Communications                      8,090,981
                   75,258  WorldCom, Inc. - MCI Group                    958,034
                  604,450  WorldCom, Inc. - WorldCom Group(2)          8,513,678
                                                                    ------------
                                                                      62,143,598
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 13.4%
                   76,500  ALLTEL Corp.                                4,722,345
                   65,000  America Movil S.A. de C.V.,
                              Series L ADR                             1,266,200
                  360,096  AT&T Wireless Services Inc.(2)              5,174,580
                  275,000  BCE Inc.                                    6,270,000
                   74,000  Nextel Communications, Inc.(2)                810,670
                   70,000  Sprint PCS(2)                               1,708,700
                   48,500  Ubiquitel Inc.(2)                             359,870
                  225,400  Vodafone Group PLC                          5,788,272
                   15,000  Western Wireless Corp. Cl A(2)                423,825
                                                                    ------------
                                                                      26,524,462
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $197,821,640
                                                                    ============
   (Cost $189,742,923)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

8      1-800-345-2021                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2001

ASSETS
Investment securities, at value
  (cost of $189,742,923) (Note 6) .......................         $ 197,821,640
Receivable for investments sold .........................            12,266,932
Receivable for capital shares sold ......................               147,590
Dividends and interest receivable .......................               420,037
                                                                  -------------
                                                                    210,656,199
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ................................             1,645,072
Payable for investments purchased .......................             5,949,488
Accrued management fees (Note 2) ........................               115,868
Distribution fees payable (Note 2) ......................                   614
Service fees payable (Note 2) ...........................                   614
Payable for directors' fees
  and expenses (Note 2) .................................                   509
                                                                  -------------
                                                                      7,712,165
                                                                  -------------

Net Assets ..............................................         $ 202,944,034
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .................           $206,146,44
Undistributed net investment income .....................                24,345
Accumulated net realized loss
  on investment transactions ............................           (11,305,472)
Net unrealized appreciation
  on investments (Note 6) ...............................             8,078,717
                                                                  -------------
                                                                  $ 202,944,034
                                                                  =============

Investor Class, $10.00 Par Value
Net assets ..............................................         $ 199,988,010
Shares outstanding ......................................            16,930,059
Net asset value per share ...............................         $       11.81

Advisor Class, $10.00 Par Value
Net assets ..............................................         $   2,956,024
Shares outstanding ......................................               250,408
Net asset value per share ...............................         $       11.80

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Income:
Dividends (net of foreign
  taxes withheld $57,983) ................................         $  6,231,496
Interest .................................................               41,720
                                                                   ------------
                                                                      6,273,216
                                                                   ------------

Expenses (Note 2):
Management fees ..........................................            1,694,739
Distribution fees -- Advisor Class .......................                9,472
Service fees -- Advisor Class ............................                9,472
Directors' fees and expenses .............................                6,090
                                                                   ------------
                                                                      1,719,773
                                                                   ------------

Net investment income ....................................            4,553,443
                                                                   ------------

REALIZED AND UNREALIZED LOSS
Net realized loss on investment
  transactions (Note 3) ..................................          (10,597,701)
Change in net unrealized appreciation
  on investments (Note 6) ................................          (53,017,522)
                                                                   ------------

Net realized and unrealized loss .........................          (63,615,223
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ..............................         $(59,061,780)
                                                                   ============

                                               See Notes to Financial Statements
10      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

Decrease in Net Assets                                2001             2000
----------------------                                ----             ----

OPERATIONS
Net investment income ........................   $   4,553,443    $  18,039,068
Net realized gain (loss) .....................     (10,597,701)      15,301,940
Change in net unrealized appreciation ........     (53,017,522)     (21,428,573)
                                                 -------------    -------------
Net increase (decrease) in net
  assets resulting from operations ...........     (59,061,780)      11,912,435
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6)
From net investment income:
  Investor Class .............................      (4,465,249)     (17,794,277)
  Advisor Class ..............................         (57,833)        (289,134)
From net realized gains:
  Investor Class .............................        (420,763)     (15,394,033)
  Advisor Class ..............................          (6,229)        (247,266)
                                                 -------------    -------------
Decrease in net assets from distributions ....      (4,950,074)     (33,724,710)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets
  from capital share transactions ............     (33,406,612)      (2,305,466)
                                                 -------------    -------------

Net decrease in net assets ...................     (97,418,466)     (24,117,741)

NET ASSETS
Beginning of period ..........................     300,362,500      324,480,241
                                                 -------------    -------------
End of period ................................   $ 202,944,034    $ 300,362,500
                                                 =============    =============

Undistributed net
  investment income ..........................   $      24,345             --
                                                 =============    =============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Advisor Class.  The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury and Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid semi-annually.

12      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an
Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor
Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 2001, the effective annual Investor Class management fee was 0.68%.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted the
Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay
American Century Investment Services, Inc. (ACIS) an annual distribution fee equal  to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect  to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the Advisor Class under the plan for the year ended December 31, 2001 are detailed in the Statement of Operations.

    RELATED PARTIES -- The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 5).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2001 totaled $26,020,478 and $62,392,128, respectively.

                                                 www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to the fund.
Transactions in shares of the funds were as follows:

                                                     SHARES           AMOUNT
                                                     ------           ------
INVESTOR CLASS
Designated Shares ..........................    1,000,000,000
                                               ==============
Year ended December 31, 2001
Sold .......................................        1,917,054    $   26,623,618
Issued in reinvestment of distributions ....          333,555         4,319,503
Redeemed ...................................       (4,709,017)      (63,727,713)
                                               --------------    --------------
Net decrease ...............................       (2,458,408)   $  (32,784,592)
                                               ==============    ==============

Year ended December 31, 2000
Sold .......................................        4,505,983    $   72,699,917
Issued in reinvestment of distributions ....        1,931,302        29,838,817
Redeemed ...................................       (6,435,183)     (104,348,244)
                                               --------------    --------------
Net increase (decrease) ....................            2,102    $   (1,809,510)
                                               ==============    ==============

ADVISOR CLASS
Designated Shares ..........................      250,000,000
                                               ==============
Year ended December 31, 2001
Sold .......................................           38,267    $      540,596
Issued in reinvestment of distributions ....            4,953            64,062
Redeemed ...................................          (90,389)       (1,226,678)
                                               --------------    --------------
Net decrease ...............................          (47,169)   $     (622,020)
                                               ==============    ==============

Year ended December 31, 2000
Sold .......................................          123,686    $    1,969,643
Issued in reinvestment of distributions ....           31,506           485,915
Redeemed ...................................         (185,018)       (2,951,514)
                                               --------------    --------------
Net decrease ...............................          (29,826)   $     (495,956)
                                               ==============    ==============

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2001.

14      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

6.  FEDERAL TAX INFORMATION

    The tax character of distributions paid during the years ended December 31
Are as follows:

                                                           2001         2000
                                                           ----         ----
DISTRIBUTIONS PAID FROM
Ordinary Income ....................................... $4,652,959   $22,425,312
Long-Term Capital Gain ................................ $  297,115   $11,299,398

    As of December 31, 2001, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST

Federal tax cost of investments ................................   $190,442,982
                                                                  ==============
Gross tax appreciation on investments ..........................    $36,988,418
Gross tax depreciation on investments ..........................    (29,609,760)
                                                                  --------------
Net tax appreciation (depreciation) on investments .............     $7,378,658
                                                                  ==============
Undistributed ordinary income ..................................        $24,345
Accumulated long-term gain (capital loss carryover) ............   $(10,605,413)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of
$3,646,246 (expiring in 2009), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2001, the fund incurred net capital losses of $6,957,545. The fund has elected to treat such losses as having been incurred in the following year for federal income tax purposes.

7.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the
Internal Revenue Code.

    The fund distributed $297,115 during the fiscal year ended December 31, 2001 as capital gain dividends, all of which is designated as a 20% rate gain distribution.

    For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended December 31, 2001 qualify for the corporate dividends received deduction.

                                                 www.americancentury.com      15

Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                Investor Class
                                           2001         2000         1999         1998         1997
                                           ----         ----         ----         ----         ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $15.26       $16.46       $15.96       $14.24       $11.51
                                        ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ...............    0.25(1)      0.96(1)      0.33(1)      0.37         0.43
  Net Realized and Unrealized
  Gain (Loss) .........................   (3.43)       (0.35)        1.45         3.39         3.57
                                        ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (3.18)        0.61         1.78         3.76         4.00
                                        ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.25)       (0.98)       (0.35)       (0.38)       (0.42)
  From Net Realized Gains .............   (0.02)       (0.83)       (0.93)       (1.66)       (0.85)
                                        ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.27)       (1.81)       (1.28)       (2.04)       (1.27)
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $11.81       $15.26       $16.46       $15.96       $14.24
                                        ==========   ==========   ==========   ==========   ==========
  Total Return(2) .....................  (20.97)%       3.97%       11.46%       27.43%       35.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.68%        0.67%        0.68%        0.69%        0.72%
Ratio of Net Investment Income
  to Average Net Assets ...............    1.81%        5.88%        2.02%        2.51%        3.56%
Portfolio Turnover Rate ...............      10%          32%          50%          98%          92%
Net Assets, End of Period
  (in thousands) ...................... $199,988     $295,823     $319,092     $307,777     $209,962

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                               See Notes to Financial Statements
16      1-800-345-2021                See Glossary for a Definition of the Table

Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                          Advisor Class
                                           2001         2000         1999        1998(1)
                                           ----         ----         ----        -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $15.26       $16.46       $15.96       $14.90
                                        ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ...............    0.21(2)      0.95(2)      0.27(2)      0.16
  Net Realized and Unrealized
  Gain (Loss) .........................   (3.43)       (0.38)        1.47         2.52
                                        ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (3.22)        0.57         1.74         2.68
                                        ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.22)       (0.94)       (0.31)       (0.19)
  From Net Realized Gains .............   (0.02)       (0.83)       (0.93)       (1.43)
                                        ----------   ----------   ----------   ----------
  Total Distributions .................   (0.24)       (1.77)       (1.24)       (1.62)
                                        ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $11.80       $15.26       $16.46       $15.96
                                        ==========   ==========   ==========   ==========
  Total Return(3) .....................  (21.24)%       3.71%       11.20%       18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.93%        0.92%        0.93%      0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............    1.56%        5.63%        1.77%      1.94%(4)
Portfolio Turnover Rate ...............      10%          32%          50%        98%(5)
Net Assets, End of Period
  (in thousands) ......................   $2,956       $4,540       $5,388          $76

(1) June 25, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      17

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the American Century Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Utilities Fund
(one of the six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial statements")  are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the
United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 8, 2002

18      1-800-345-2021

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the fund.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the fund's investment advisor,
American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 30
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 17
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

                                                 www.americancentury.com      19

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Directors."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

20      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                 www.americancentury.com      21

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers six "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including telecommunications services, electricity, and natural gas.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The FUND BENCHMARK consists of approximately 150 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry is approximately 50% electric and natural gas, 40% telephone and communication services, and 10% other utilities-related companies.

     The following indices are used in the report to illustrate market performance. They are not investment products available for purchase.

     The S&P/BARRA VALUE AND GROWTH indices split the S&P 500 index into two mutually exclusive value and growth groups.

     The NASDAQ COMPOSITE is a broad-based stock market index that includes over
4,000 common stocks listed on the Nasdaq Stock Market. It is used as a barometer of the performance of smaller companies and technology firms.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

     The S&P TELEPHONE INDEX is composed of six regional telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's UTILITY FUNDS category consists of funds that invest at least 65%
of their portfolios in utilities stocks.

* Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BILL MARTIN
       JOE STERLING

22      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 16-17.

PORTFOLIO STATISTICS

*   NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

*   30-DAY SEC YIELD -- net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

*   PORTFOLIO TURNOVER-- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 generally consist of stocks in  this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 generally consist of stocks in this range.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

                                                 www.americancentury.com      23

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

24      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100  billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0202                                 American Century Investment Services, Inc.
SH-ANN-28612S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Equity Growth
Income & Growth
Small Cap Quantitative

December 31, 2001                 [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We experienced unprecedented political, economic, and financial events in
2001. The turmoil created an atmosphere of caution and uncertainty for U.S.
citizens and investors. The September 11 terrorist attacks changed America's place in the world, and a recession further challenged our resolve and resources.

     The terrorist attacks tested America's strength and reaffirmed our confidence in the nation's ability to adapt to new circumstances. Many things have changed, but some have stayed the same--our country still has a $10 trillion economy, low interest rates, and some of the biggest and most competitive companies in the world. And the tide finally seems to be turning for the better--the economy is showing some signs of stability, and investors are starting to look past the present to an economic recovery in 2002. That's a good sign because optimism about the future is among the forces that make our economy and stocks forge ahead.

     From an investment perspective, the last two years have reinforced the importance of maintaining a diversified portfolio. Equity Growth and Income
& Growth outperformed the S&P 500 by adhering to their diversified investment strategy. Small Cap Quantitative posted a positive return, reflecting strength in small-company stocks. The management teams discuss market events and investment themes beginning on page 3.

     Through all the uncertainty, nothing  has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     You can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
EQUITY GROWTH

INCOME & GROWTH

SMALL CAP QUANTITATIVE

FINANCIAL STATEMENTS
   Statement of Assets and
       Liabilities ........................................................   29
   Statement of Operations ................................................   30
   Statement of Changes
      in Net Assets .......................................................   31
   Notes to Financial
      Statements ..........................................................   33
   Financial Highlights ...................................................   40
   Report of Independent
      Accountants .........................................................   51
OTHER INFORMATION
   Management .............................................................   52
   Share Class and Retirement
      Account Information .................................................   54
   Background Information
      Investment Philosophy
         and Policies .....................................................   55
      Comparative Indices .................................................   55
      Investment Team
         Leaders ..........................................................   55
   Glossary ...............................................................   56

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   Investors hoped for an economic rebound in 2001, but the economy didn't cooperate, and the ten-year economic boom came to an end.

*   To help the sluggish economy, the Federal Reserve cut short-term interest rates 11 times to a 40-year low.

*   A recession in corporate profits eroded stock prices throughout the year.
    Stocks hit three-year lows in September, then bounced as investors hoped for a recovery in 2002.

*   The market's preference for value-oriented stocks continued for the second straight year. Cheaper was better throughout the entire stock market--small-, medium-, and large-company value stocks outperformed growth shares.

EQUITY GROWTH

*   The fund had a negative return but outperformed the S&P 500 for the year ended December 31.

*   Equity Growth's risk-control discipline, balanced approach to stock selection, defensive positioning, and selected non-index holdings helped the fund beat the S&P 500.

*   Consumer stocks and information services companies were the best performers in Equity Growth's portfolio during the year. In addition, stock selection among energy and financial stocks contributed to Equity Growth's outperformance of the index.

*   Utilities and technology shares suffered the biggest losses, though the fund was underweight technology throughout the year.

*   The economy isn't out of the woods yet, so we intend to maintain a defensive position for the fund until we see corporate earnings begin  to recover.

INCOME & GROWTH

*   Income & Growth posted a negative return, but held its value better than the S&P 500, the fund's benchmark.

*   The fund's tilt toward value-oriented stocks and its focus on dividends worked well during 2001. Diversification across many industries also helped the portfolio stay in balance with the index.

*   Strong stock selection in the energy and financial sectors enhanced the portfolio's performance. Avoiding some of the biggest losers in tech also helped.

*   The management team will continue to pick stocks with its disciplined investment process.

SMALL CAP QUANTITATIVE

*   Small Cap Quantitative posted a positive return in 2001, but the fund lagged its benchmark, the S&P SmallCap 600.

*   Strength in consumer-based stocks and financial shares contributed to the fund's positive return.

*   The fund's slight tilt toward growth weighed on performance relative to the index early in the year.

*   The management team made slight adjustments to the fund's stock-ranking model, which provided the portfolio with a more equal balance of value and growth stocks.

*   Strong stock selection in the housing and mortgage-lending industries added value relative to the S&P SmallCap 600.

*   The management team thinks the small-company market is attractive relative to other sectors of the equity market.

[left margin]

                   EQUITY GROWTH(1)
                        (BEQGX)
    TOTAL RETURNS:                    AS OF 12/31/01
       6 Months ............................  -6.20%(2)
       1 Year .............................. -11.01%
    INCEPTION DATE:                           5/9/91
    NET ASSETS:                         $1.7 billion(3)

                INCOME & GROWTH(1)
                        (BIGRX)
    TOTAL RETURNS:                    AS OF 12/31/01
       6 Months ............................  -4.51%(2)
       1 Year ..............................  -8.37%
    INCEPTION DATE:                         12/17/90
    NET ASSETS:                         $5.9 billion(3)

               SMALL CAP QUANTITATIVE(1)
                        (ASQIX)
    TOTAL RETURNS:                    AS OF 12/31/01
       6 Months ............................   3.60%(2)
       1 Year ..............................   3.99%
    INCEPTION DATE:                          7/31/98
    NET ASSETS:                        $27.7 million(4)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, Institutional, and C classes.

(4) Includes Investor, Advisor, and Institutional classes.

See Total Returns on pages 4, 12, and 21.
Investment terms are defined in the Glossary on pages 56-57.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

U.S. ECONOMY: RECESSION

     The biggest economic expansion since World War II came to an end in 2001, as the economy lapsed into a recession. The previous year's rate hikes by the
Federal Reserve, high energy prices, and the bursting of the tech bubble proved to be too much for the economy to handle.

     Consumer spending--the U.S. economy's main engine--kept the economy afloat for most of 2001. Business spending fell with corporate profits, while government spending ticked up to compensate for broad-based economic weakness.

     The technology and manufacturing sectors wilted under weak demand and severe profit pressure, as both sectors shed hundreds of thousands of jobs. That pushed the unemployment rate from a 30-year low of 4.0% at the beginning of the year to a six-year high of 5.8% at the end of 2001.

     Natural gas and oil prices slumped along with worldwide demand. Lower energy prices took some pressure off of consumer finances.

U.S. LEADERS RESPOND

     The Federal Reserve provided monetary stimulus, cutting short-term interest rates 11 times to a 40-year low. For its part, Congress cut taxes and passed emergency spending, but failed to agree on a fiscal stimulus package.

STOCKS UNDER PRESSURE

     The U.S. stock market's performance reflected one of the worst corporate profit slumps in history. But the overall decline in stock prices could have been a lot worse when we consider what the markets withstood during 2001--the destruction of the world's financial center, war, recession, fallout from tech mania, several high-profile bankruptcies, and a severe global downturn. Stocks hit three-year lows in September, but bounced late in the year, as optimism about a future economic rebound ignited an impressive rally.

ATTENTION BARGAIN SHOPPERS

     In a repeat of 2000, investors paid more attention to the price tags on stocks--they sold the highest-priced growth stocks and bought low-priced value shares. Cheaper was better throughout the entire stock market--small-, medium-, and large-company value stocks outperformed growth shares. The search for value in the marketplace focused on many small- and medium-sized companies whose stocks looked relatively cheap after the late '90s run-up in blue-chips. As a result, smaller companies outperformed larger companies for the second straight year.

[right margin]

"CHEAPER WAS BETTER THROUGHOUT THE ENTIRE STOCK MARKET--SMALL-, MEDIUM-,
AND LARGE-COMPANY VALUE STOCKS OUTPERFORMED GROWTH SHARES."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

S&P 500                   -11.87%
     Value                -11.71%
     Growth               -12.73%

S&P MIDCAP 400             -0.62%
     Value                  7.14%
     Growth                -7.97%

S&P SMALLCAP 600            6.51%
     Value                 13.10%
     Growth                -1.18%

NASDAQ COMPOSITE          -20.80%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 55.
STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 2001

Source: Lipper Inc.

                                                  www.americancentury.com      3

Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                     INVESTOR CLASS            ADVISOR CLASS          INSTITUTIONAL CLASS           C CLASS
                   (INCEPTION 5/9/91)       (INCEPTION 10/9/97)        (INCEPTION 1/2/98)      (INCEPTION 7/18/01)

                  EQUITY    S&P 500         EQUITY    S&P 500         EQUITY    S&P 500       EQUITY      S&P 500
                  GROWTH                    GROWTH                    GROWTH                  GROWTH
========================================================================================================================
6 MONTHS(1) ..... -6.20%     -5.55%         -6.35%     -5.55%         -6.06%     -5.55%         --            --
1 YEAR ......... -11.01%    -11.87%        -11.28%    -11.87%        -10.83%    -11.87%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... -2.08%     -1.02%         -2.31%     -1.02%         -1.86%     -1.02%         --            --
5 YEARS .........  9.89%     10.70%           --         --             --         --           --            --
10 YEARS ........ 12.26%     12.94%           --         --             --         --           --            --
LIFE OF FUND .... 13.17%     13.23%          3.59%      5.44%          4.38%      5.67%(2)  -6.08%(1)(3)  -4.89%(1)(4)

(1) Returns for periods less than one year are not
    annualized.

(2) Index data since 12/31/97, the date nearest the class's inception for which data are available.

(3) Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been -5.13% if shares were not redeemed during the period.

(4) Index data since 7/19/01, the date nearest the class's inception for which data are available.

See pages 54-56 for information about share classes, returns, and the comparative index.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Equity Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

4      1-800-345-2021

Equity Growth--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]   [photo of Tom Vaiana]

     An interview with Jeff Tyler and Tom Vaiana, portfolio managers on the
Equity Growth fund investment team.

HOW DID EQUITY GROWTH PERFORM IN 2001?

     The fund posted a negative return  for the second straight year, as did the overall stock market. Nobody likes to lose money, so this may be small consolation for fund shareholders, but Equity Growth did outperform the S&P
500 for the year. Equity Growth returned -11.01% in 2001, compared with the
-11.87% return of the S&P 500.* (See the previous page for other fund performance comparisons.)

HOW DID EQUITY GROWTH BEAT THE S&P 500 DURING 2001?

     Simply put, our investment approach worked the way it's supposed to. Our stock selection process is designed to find the most promising stocks in each industry, and although the emphasis is on growth, we evaluate stocks based on both growth and value characteristics. This balanced approach served the fund well during a chaotic year in the market.

     The other part of the process, risk control, also worked effectively, perhaps more so than it has in the past. We use a computer model to ensure that the fund's risk characteristics closely match those of the S&P 500, and to prevent Equity Growth from straying too far from the index.

     Beyond the success of our basic approach, a couple of other factors were also beneficial. For most of the year, Equity Growth was positioned somewhat defensively. By that we mean the portfolio was more diversified--less concentrated in individual stocks and industries--and had a greater emphasis on conservative, value-oriented stocks. In addition, prudent investments in non-
S&P 500 companies enhanced relative performance.

CAN YOU GIVE AN EXAMPLE THAT PULLS ALL OF THESE FACTORS TOGETHER?

     Let's look at consumer stocks, starting with cyclical consumer companies, whose sales and profits tend to depend on the health of the economy. Given the dramatic economic slowdown in 2001, we adjusted our over- and underweights in this sector for much of the year.

     When we say "overweight," we mean that the fund owns a higher percentage of a particular stock or industry than the S&P 500. Similarly,
"underweight" means the fund holds a smaller percentage than the index. Modest underweights and overweights are how we try to beat the index.

     Our risk control model keeps us  from making big bets on sectors. That balanced disciplined approach worked well in this sector, because consumer spending was one of the few bright spots in the economy, and these stocks ended up being the best performers in the portfolio.

     Our stock selection also proved successful in the consumer cyclical sector.
For example, our model found growth opportunities and attractive valuations among homebuilders, which surged as the housing market remained strong. The fund was overweight home-building stocks throughout the year, including Lennar and
Centex.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"SIMPLY PUT, OUR INVESTMENT APPROACH WORKED THE WAY IT'S SUPPOSED TO."

PORTFOLIO AT A GLANCE
                            12/31/01      12/31/00
NO. OF COMPANIES               180           180
DIVIDEND YIELD               1.31%         1.10%
P/E RATIO                     26.9          28.6
PORTFOLIO TURNOVER             79%           79%
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.68%         0.67%

Investment terms are defined in the Glossary on pages 56-57.

                                                  www.americancentury.com      5

Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Specialty retailers were another success story for our stock-picking model.
Overweights in electronics retailers Circuit City and Best Buy paid off with triple-digit returns. This is also where we benefited from seeking growth outside of the S&P 500; jewelry retailer Zale, home furnisher Pier 1
Imports, and fabric store chain Michaels--all non-index stocks--boosted fund performance.

WHAT ABOUT THE REST OF THE CONSUMER SECTOR?

     This is where our defensive positioning came into play. Consumer staples stocks, such as home products and food and beverage companies, were a fund overweight during the year. These stocks are considered defensive because they tend to produce steady earnings regardless of the economic environment.  Fund overweights included food maker Hormel and home products manufacturer Fortune
Brands.

     Diversified companies were also a part of our defensive strategy. Johnson
& Johnson, Citigroup, and Tyco were major holdings--and substantial overweights--in the portfolio. Each of these companies is made up of a variety of different businesses, which helps spread out their risk and makes their earnings more stable.

WHAT ELSE WORKED WELL IN EQUITY GROWTH'S PORTFOLIO?

     Few segments of the market posted gains during the year, but one was the information services industry. These stocks benefited from an increase in outsourcing as corporate America looked for ways to cut costs. The best returns came from companies that process financial data, such as paychecks and credit card transactions. In Equity Growth's portfolio, overweights included First Data and SunGard Data Systems.

     Relative to the S&P 500, Equity Growth's top performers were energy and financial stocks. Although both of these sectors declined for the year, the fund's stocks outperformed the stocks in the index.

     Energy shares suffered as the price of oil and natural gas fell, but our stock selection helped the fund avoid the worst of it. Financial stocks were more of a mixed bag. Our stock selection was strong in banks, which posted gains for the year, as well as brokerage stocks. However, this was offset by weaker picks among insurance stocks, which got hammered in the wake of September 11.

LET'S SHIFT GEARS AND TAKE A LOOK AT THE WEAKEST PARTS OF THE PORTFOLIO. WHAT
SECTORS HURT FUND PERFORMANCE THE MOST?

     Our worst performers relative to the S&P 500 were utilities stocks.
Historically, these stocks have thrived in a market environment like the one in
2001--their reliable earnings and strong dividend yields would have made utilities shares attractive to investors.

     However, many utilities companies have focused more on the growth-oriented side of their businesses, such as energy trading and broadband Internet services. As a result, earnings have been less stable than in the past.  In addition, the sector faced a series of unique problems that weakened its defensive credibility--an energy crisis in California, lower demand due to mild weather, slumping power prices, and several bankruptcy filings.

[left margin]

"DIVERSIFIED COMPANIES WERE ALSO A PART OF OUR DEFENSIVE STRATEGY."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                               AS OF        AS OF
                             12/31/01      6/30/01
GENERAL ELECTRIC CO.           3.7%         4.2%
CITIGROUP INC.                 3.3%         4.1%
MICROSOFT CORP.                3.3%         3.2%
PFIZER, INC.                   3.0%         2.5%
TYCO INTERNATIONAL LTD.        2.8%         2.7%
BANK OF AMERICA
     CORP.                     2.5%         0.9%
JOHNSON &
     JOHNSON                   2.4%         2.9%
EXXON MOBIL CORP.              1.8%         2.5%
INTERNATIONAL BUSINESS
     MACHINES CORP.            1.7%         2.0%
AOL TIME WARNER INC.           1.7%         2.3%

6      1-800-345-2021

Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     The collapse of Enron hurt several of the fund's overweights among power-generation firms. Enron, a major power trading company and once the nation's seventh-largest public corporation, declared bankruptcy after a series of questionable financial dealings. Investors nervously punished other power traders and generators, including fund overweights PPL, Exelon, and Mirant.
Fortunately, these stocks recovered somewhat in early 2002.

WE HAVEN'T TALKED ABOUT THE TECHNOLOGY SECTOR YET. WHAT'S THE STORY THERE?

     The tech sector performed even worse than the utilities sector. Even after a huge comeback in the fourth quarter, tech stocks were still down 25% for the year.

     The good news is that Equity Growth was underweight technology for most  of
2001. This helped fund performance relative to the S&P 500 during the first nine months of the year, but it cost us a little in the last quarter.

     The fund's overweights in the tech sector provided little in the way of a performance boost; the key was avoiding the disasters. We weren't able to miss every one, but the fund was underweight many of the well-known companies  that fell from grace, including Lucent, Gateway, and Nortel Networks. Unfortunately,
we were also overweight a few of them, like EMC and Adobe.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET FOR 2002?

     Stocks rebounded at the end of 2001 based on the expectation of an economic recovery. However, we think stock prices can only rise further if that promise pays off in revenue and profit growth. We're skeptical that this will happen in the near term.

     The economy is still working its way through the overcapacity and excess inventories that produced the 2001 recession. In addition, the two resilient components of the economy--consumer spending and the housing market--may be running out of gas. Factor in continued economic weakness overseas, and it's likely to take most, if not all, of 2002 before companies shake out all the cobwebs and get back on the path to greater profitability. And until that happens, we won't see the kind of capital spending that drove the last expansion.

     Given that, we think the market will still have its fair share of challenges this year, so we intend to maintain Equity Growth's defensive positioning. Mainly, though, we'll stay focused on our disciplined approach to stock selection and risk control.

[right margin]

"THE ECONOMY IS STILL WORKING ITS WAY THROUGH THE OVERCAPACITY AND EXCESS
INVENTORIES THAT PRODUCED THE 2001 RECESSION."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500      (AS OF 12/31/01)
                               % OF        % OF
                              FUND'S        S&P
                              STOCKS        500
TYCO INTERNATIONAL LTD.        2.89%       1.12%
BANK OF AMERICA
     CORP.                     2.59%       0.95%
OCCIDENTAL PETROLEUM
     CORP.                     1.19%       0.09%
FIRST TENNESSEE
     NATIONAL CORP.            1.07%       0.00%
CITIGROUP INC.                 3.45%       2.48%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500      (AS OF 12/31/01)
                               % OF        % OF
                              FUND'S        S&P
                              STOCKS        500
INTEL CORP.                    0.82%       2.02%
WAL-MART STORES INC.           1.45%       2.45%
AMERICAN
     INTERNATIONAL
     GROUP INC.                1.13%       1.98%
ABBOTT LABORATORIES            0.00%       0.83%
AMERICAN HOME
     PRODUCTS CORP.            0.00%       0.77%

                                                  www.americancentury.com      7

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.1%

AIRLINES -- 0.2%
                  151,800  Southwest Airlines Co.                 $    2,805,264
                                                                  --------------
ALCOHOL -- 0.5%
                  202,700  Anheuser-Busch Companies, Inc.              9,164,067
                                                                  --------------
BANKS -- 8.8%
                  710,300  Bank of America Corp.                      44,713,385
                1,181,539  Citigroup Inc.                             59,644,088
                  161,700  Comerica Inc.                               9,265,410
                  507,200  First Tennessee National Corp.             18,391,072
                   93,400  PNC Financial Services Group                5,249,080
                  100,000  SunTrust Banks, Inc.                        6,270,000
                  262,000  UnionBanCal Corp.                           9,956,000
                   76,200  Zions Bancorporation                        4,006,215
                                                                  --------------
                                                                     157,495,250
                                                                  --------------
CHEMICALS -- 1.2%
                  206,800  Ashland Inc.                                9,529,344
                  107,500  Cabot Corp.                                 3,837,750
                  128,100  Engelhard Corp.                             3,545,808
                  148,900  Lubrizol Corp.                              5,224,901
                                                                  --------------
                                                                      22,137,803
                                                                  --------------
CLOTHING STORES -- 0.6%
                  521,000  Foot Locker Inc.(1)                         8,153,650
                   73,000  Talbots, Inc.                               2,646,250
                                                                  --------------
                                                                      10,799,900
                                                                  --------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 3.8%
                  402,000  Dell Computer Corp.(1)                     10,920,330
                  368,000  EMC Corporation                             4,945,920
                  120,500  Hewlett-Packard Co.                         2,475,070
                  257,346  International Business Machines
                              Corp.                                   31,128,572
                  106,000  Pitney Bowes, Inc.                          3,986,660
                  387,400  Sun Microsystems, Inc.(1)                   4,766,957
                  239,950  Tech Data Corp.(1)                         10,367,040
                                                                  --------------
                                                                      68,590,549
                                                                  --------------
COMPUTER SOFTWARE -- 5.4%
                   67,600  Cerner Corp.(1)                             3,374,930
                  155,600  Computer Associates International,
                              Inc.                                     5,366,644
                  320,300  Mentor Graphics Corp.(1)                    7,551,073
                  897,200  Microsoft Corp.(1)                         59,443,985
                  947,200  Oracle Corp.(1)                            13,085,568
                   83,000  Siebel Systems, Inc.(1)                     2,323,170
                  148,100  Sybase, Inc.(1)                             2,334,056
                   80,200  Veritas Software Corp.(1)                   3,595,767
                                                                  --------------
                                                                      97,075,193
                                                                  --------------
CONSTRUCTION & REAL PROPERTY -- 0.6%
                  247,400  Lennar Corp.                               11,583,268
                                                                  --------------

Shares                                                                   Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.4%
                   30,000  Mohawk Industries, Inc.(1)             $    1,646,400
                   79,500  Whirlpool Corp.                             5,829,735
                                                                  --------------
                                                                       7,476,135
                                                                  --------------
DEFENSE/AEROSPACE -- 1.3%
                  384,662  Boeing Co.                                 14,917,192
                  146,400  Honeywell International Inc.                4,951,248
                   75,000  ITT Industries, Inc.                        3,787,500
                                                                  --------------
                                                                      23,655,940
                                                                  --------------
DEPARTMENT STORES -- 3.1%
                  143,800  Federated Department Stores, Inc.(1)        5,881,420
                  144,400  J. C. Penney Company, Inc.                  3,884,360
                   91,782  Kohl's Corp.(1)                             6,465,124
                  293,800  Sears, Roebuck & Co.                       13,996,632
                  433,800  Wal-Mart Stores, Inc.                      24,965,190
                                                                  --------------
                                                                      55,192,726
                                                                  --------------
DRUGS -- 11.5%
                   82,000  Allergan, Inc.                              6,154,100
                  109,500  Amgen Inc.(1)                               6,179,633
                   52,400  Barr Laboratories, Inc.(1)                  4,158,464
                  413,400  Bristol-Myers Squibb Co.                   21,083,400
                   74,200  Cardinal Health, Inc.                       4,797,772
                   87,800  Elan Corp. plc ADR(1)                       3,956,268
                   40,914  Eli Lilly and Company                       3,213,386
                   26,300  Forest Laboratories, Inc.(1)                2,155,285
                   69,417  Immunex Corp.(1)                            1,923,892
                  223,225  IVAX Corp.(1)                               4,495,752
                  740,300  Johnson & Johnson                          43,751,729
                  410,400  Merck & Co., Inc.                          24,131,520
                  260,700  Mylan Laboratories Inc.                     9,776,250
                1,332,600  Pfizer, Inc.                               53,104,109
                  300,700  Pharmacia Corp.                            12,824,855
                  251,800  SICOR Inc.(1)                               3,968,368
                                                                  --------------
                                                                     205,674,783
                                                                  --------------
ELECTRICAL EQUIPMENT -- 2.5%
                  126,700  Celestica Inc.(1)                           5,117,413
                   93,100  CIENA Corp.(1)                              1,332,727
                  960,100  Cisco Systems Inc.(1)                      17,392,211
                  124,400  Comverse Technology, Inc.(1)                2,780,962
                  237,200  Corning Inc.                                2,115,824
                  172,000  Digital Lightwave, Inc.(1)                  1,612,500
                  193,200  Enterasys Networks Inc.(1)                  1,709,820
                  172,900  Flextronics International Ltd. ADR(1)       4,148,736
                  114,464  Scientific-Atlanta, Inc.                    2,740,268
                  248,600  Tektronix, Inc.(1)                          6,408,908
                                                                  --------------
                                                                      45,359,369
                                                                  --------------
ELECTRICAL UTILITIES -- 1.2%
                   57,700  Allegheny Energy, Inc.                      2,089,894
                  245,300  Mirant Corp.(1)                             3,929,706
                  377,400  PPL Corp.                                  13,152,390
                  106,500  Reliant Energy, Inc.                        2,824,380
                                                                  --------------
                                                                      21,996,370
                                                                  --------------

8      1-800-345-2021                          See Notes to Financial Statements

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 4.1%
                  831,923  Exxon Mobil Corp.(2)                   $   32,694,574
                  776,700  Occidental Petroleum Corp.                 20,605,851
                  397,791  Royal Dutch Petroleum Co.
                              New York Shares                         19,499,715
                                                                  --------------
                                                                      72,800,140
                                                                  --------------
ENTERTAINMENT -- 1.9%
                  948,600  AOL Time Warner Inc.(1)                    30,450,060
                  147,100  Carnival Corporation                        4,130,568
                                                                  --------------
                                                                      34,580,628
                                                                  --------------
FINANCIAL SERVICES -- 7.3%
                  120,000  Block (H & R), Inc.                         5,364,000
                  175,000  Countrywide Credit Industries, Inc.         7,169,750
                  273,800  Fannie Mae                                 21,767,100
                  250,000  Freddie Mac                                16,350,000
                1,638,700  General Electric Co.                       65,679,095
                   65,000  Household International, Inc.               3,766,100
                  130,000  MBNA Corp.                                  4,576,000
                  174,300  Metris Companies Inc.                       4,481,253
                   60,689  Prudential Financial Inc.(1)                2,014,268
                                                                  --------------
                                                                     131,167,566
                                                                  --------------
FOOD & BEVERAGE -- 3.8%
                  303,345  Archer-Daniels-Midland Co.                  4,353,001
                  215,900  Coca-Cola Company (The)                    10,179,685
                  120,460  Dole Food Company, Inc.                     3,231,942
                  446,000  Fleming Companies Inc.                      8,251,000
                  372,600  PepsiCo, Inc.                              18,141,894
                  199,400  Sara Lee Corp.                              4,432,662
                  474,200  Smithfield Foods Inc.(1)                   10,451,368
                  142,900  SYSCO Corp.                                 3,746,838
                   91,500  Unilever N.V. New York Shares               5,271,315
                                                                  --------------
                                                                      68,059,705
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.4%
                  401,300  Pactiv Corp.(1)                             7,123,075
                                                                  --------------
GAS & WATER UTILITIES -- 1.0%
                  380,223  Sempra Energy                               9,334,475
                  327,300  Utilicorp United Inc.                       8,238,141
                                                                  --------------
                                                                      17,572,616
                                                                  --------------
GROCERY STORES -- 0.2%
                   92,900  Safeway Inc.(1)                             3,878,575
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT -- 0.2%
                  207,738  Rockwell International Corp.                3,710,201
                                                                  --------------
HOME PRODUCTS -- 2.2%
                  141,000  Colgate-Palmolive Co.                       8,142,750
                  350,000  Procter & Gamble Co. (The)                 27,695,500
                  164,600  Tupperware Corp.                            3,168,550
                                                                  --------------
                                                                      39,006,800
                                                                  --------------

Shares                                                                   Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 3.9%
                  210,900  Magna International Inc. Cl A          $   13,385,823
                  273,000  Shaw Group Inc. (The)(1)                    6,415,500
                  847,004  Tyco International Ltd.                    49,888,536
                                                                  --------------
                                                                      69,689,859
                                                                  --------------
INFORMATION SERVICES -- 2.6%
                  182,500  Electronic Data Systems Corp.              12,510,375
                  251,600  First Data Corp.                           19,738,020
                  165,500  IMS Health Inc.                             3,228,905
                   69,300  Omnicom Group Inc.                          6,191,955
                  226,500  Viad Corp.                                  5,363,520
                                                                  --------------
                                                                      47,032,775
                                                                  --------------
INTERNET -- 0.2%
                   71,000  VeriSign, Inc.(1)                           2,702,615
                                                                  --------------
INVESTMENT TRUSTS -- 1.1%
                  166,500  Standard and Poor's 500
                              Depositary Receipt                      19,034,280
                                                                  --------------
LEISURE -- 0.6%
                   96,800  International Game Technology(1)            6,611,440
                  190,900  Mattel, Inc.                                3,283,480
                                                                  --------------
                                                                       9,894,920
                                                                  --------------
LIFE & HEALTH INSURANCE -- 1.2%
                  110,000  CIGNA Corp.                                10,191,500
                   75,224  Lincoln National Corp.                      3,653,630
                  216,300  MetLife, Inc.                               6,852,384
                                                                  --------------
                                                                      20,697,514
                                                                  --------------
MEDIA -- 0.8%
                  161,500  Comcast Corp. Cl A(1)                       5,814,808
                  191,921  Disney (Walt) Co.                           3,976,603
                  195,048  USA Networks Inc.(1)                        5,327,736
                                                                  --------------
                                                                      15,119,147
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 1.3%
                   98,000  Baxter International, Inc.                  5,255,740
                   43,700  Fisher Scientific International(1)          1,276,040
                  200,000  Medtronic, Inc.                            10,242,000
                   40,500  PerkinElmer, Inc.                           1,418,310
                   77,200  Varian Medical Systems, Inc.(1)             5,501,272
                                                                  --------------
                                                                      23,693,362
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 1.2%
                  284,816  Oxford Health Plans, Inc.(1)                8,584,354
                  116,100  Wellpoint Health Networks Inc.(1)          13,566,285
                                                                  --------------
                                                                      22,150,639
                                                                  --------------
MINING & METALS -- 0.5%
                  211,200  Alcoa Inc.                                  7,508,160
                  152,017  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                       2,035,508
                                                                  --------------
                                                                       9,543,668
                                                                  --------------

See Notes to Financial Statements                 www.americancentury.com      9

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.7%
                  381,200  AutoNation, Inc.(1)                    $    4,700,196
                  103,300  Johnson Controls, Inc.                      8,341,475
                                                                  --------------
                                                                      13,041,671
                                                                  --------------
OIL REFINING -- 2.0%
                  238,213  ChevronTexaco Corp.                        21,346,267
                  490,800  USX-Marathon Group(1)                      14,724,000
                                                                  --------------
                                                                      36,070,267
                                                                  --------------
OIL SERVICES -- 0.6%
                  244,000  ENSCO International Inc.                    6,063,400
                  101,100  Smith International, Inc.(1)                5,420,982
                                                                  --------------
                                                                      11,484,382
                                                                  --------------
PROPERTY & CASUALTY INSURANCE -- 2.0%
                   52,300  Allstate Corp.                              1,762,510
                  246,100  American International Group, Inc.         19,540,340
                  357,680  Fidelity National Financial, Inc.           8,870,464
                   13,000  Progressive Corp. (Ohio)                    1,940,900
                  106,700  Radian Group Inc.                           4,582,765
                                                                  --------------
                                                                      36,696,979
                                                                  --------------
PUBLISHING -- 0.5%
                  242,300  American Greetings Corp. Cl A               3,338,894
                  143,300  Deluxe Corp.                                5,958,414
                                                                  --------------
                                                                       9,297,308
                                                                  --------------
RAILROADS -- 0.1%
                   47,200  Union Pacific Corp.                         2,690,400
                                                                  --------------
RESTAURANTS -- 0.4%
                   74,432  Applebee's International Inc.               2,547,435
                  136,600  Brinker International, Inc.(1)              4,065,216
                   69,300  Ruby Tuesday Inc.                           1,429,659
                                                                  --------------
                                                                       8,042,310
                                                                  --------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
                  130,000  Lehman Brothers Holdings Inc.               8,684,000
                  248,200  Morgan Stanley Dean Witter
                               & Co.                                  13,884,308
                                                                  --------------
                                                                      22,568,308
                                                                  --------------
SEMICONDUCTOR -- 3.7%
                  256,800  Analog Devices, Inc.(1)                    11,399,351
                  143,500  Applied Materials, Inc.(1)                  5,755,068
                  109,100  Applied Micro Circuits Corp.(1)             1,234,467
                   65,000  Broadcom Corp.(1)                           2,656,875
                  449,700  Intel Corp.                                14,140,816

Shares                                                                   Value
--------------------------------------------------------------------------------

                    5,000  Intersil Corporation(1)                $      161,850
                   66,700  KLA-Tencor Corp.(1)                         3,305,652
                  220,000  Lam Research Corp.(1)                       5,107,300
                  142,000  Linear Technology Corp.                     5,535,160
                   98,629  Maxim Integrated Products, Inc.(1)          5,178,516
                  101,600  Microsemi Corp.(1)                          3,026,664
                  300,700  Texas Instruments Inc.                      8,419,600
                                                                  --------------
                                                                      65,921,319
                                                                  --------------
SPECIALTY STORES -- 2.0%
                   25,000  Autozone Inc.(1)                            1,795,000
                  117,300  Circuit City Stores-Circuit City
                              Group                                    3,043,935
                  193,700  Home Depot, Inc.                            9,880,637
                   40,000  Michaels Stores, Inc.(1)                    1,318,000
                  486,000  Office Depot, Inc.(1)                       9,010,440
                  216,300  Pier 1 Imports, Inc.                        3,750,642
                   46,600  RadioShack Corp.                            1,402,660
                  126,800  Zale Corp.(1)                               5,310,384
                                                                  --------------
                                                                      35,511,698
                                                                  --------------
TELEPHONE -- 4.3%
                  505,418  BellSouth Corp.                            19,281,697
                  636,000  SBC Communications Inc.                    24,912,120
                  552,400  Verizon Communications                     26,216,903
                  478,100  WorldCom, Inc. - WorldCom Group(1)          6,734,039
                                                                  --------------
                                                                      77,144,759
                                                                  --------------
THRIFTS -- 0.6%
                  135,900  Astoria Financial Corp.                     3,596,594
                  199,950  Washington Mutual, Inc.                     6,538,365
                                                                  --------------
                                                                      10,134,959
                                                                  --------------
TOBACCO -- 0.8%
                  301,500  Philip Morris Companies Inc.               13,823,775
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   45,935  FedEx Corp.(1)                              2,383,108
                                                                  --------------
WIRELESS TELECOMMUNICATIONS -- 1.4%
                  745,500  AT&T Wireless Services Inc.(1)             10,712,835
                  152,000  QUALCOMM Inc.(1)                            7,672,200
                  235,498  UTStarcom Inc.(1)                           6,702,273
                                                                  --------------
                                                                      25,087,308
                                                                  --------------
TOTAL COMMON STOCKS                                                1,726,363,253
                                                                  --------------
   (Cost $1,583,203,103)

10      1-800-345-2021                         See Notes to Financial Statements

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

                                                                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 1.4%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 1.50%, dated 12/31/01,
    due 1/2/02 (Delivery value $24,851,446)                       $   24,849,375
                                                                  --------------
   (Cost $24,849,375)

TEMPORARY CASH INVESTMENTS -- 2.5%
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint trading
    account at 1.50%, dated 12/31/01, due
    1/2/02 (Delivery value $13,301,108)                               13,300,000
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury  obligations), in a joint
    trading account at 1.50%, dated 12/31/01,
    due 1/2/02 (Delivery value $32,653,346)                           32,650,625
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS                                      45,950,625
                                                                  --------------
   (Cost $45,950,625)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $1,797,163,253
                                                                  ==============
   (Cost $1,654,003,103)

EQUITY FUTURES CONTRACTS*

                          Expiration         Underlying Face        Unrealized
    Purchased               Date             Amount at Value           Gain
--------------------------------------------------------------------------------
   87 S&P 500               March
     Futures                2002              $24,849,375             $26,675
                                           =====================================

* Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements                www.americancentury.com      11

Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                      INVESTOR CLASS            ADVISOR CLASS              INSTITUTIONAL         CLASS C CLASS
                   (INCEPTION 12/17/90)      (INCEPTION 12/15/97)       (INCEPTION 1/28/98)    (INCEPTION 6/28/01)
                   INCOME       S&P           INCOME       S&P          INCOME       S&P        INCOME       S&P
                     &          500             &          500            &          500          &          500
                   GROWTH                     GROWTH                    GROWTH                  GROWTH
========================================================================================================================
6 MONTHS(1) ...... -4.51%       -5.55%        -4.68%      -5.55%        -4.38%       -5.55%      -5.09%       -5.55%
1 YEAR ........... -8.37%      -11.87%        -8.63%     -11.87%        -8.15%      -11.87%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .......... -1.12%       -1.02%        -1.38%      -1.02%        -0.88%       -1.02%        --           --
5 YEARS .......... 10.67%       10.70%           --         --            --           --          --           --
10 YEARS ......... 12.91%       12.94%           --         --            --           --          --           --
LIFE OF FUND ..... 15.14%       14.40%(2)      5.41%       6.03%(3)      5.75%       5.34%(4)    -5.86%(1)(5) -5.68%(1)

(1) Returns for periods less than one year are not
    annualized.

(2) Index data since 12/20/90, the date nearest the class's inception for which data are available.

(3) Index data since 12/11/97, the date nearest the class's inception for which data are available.

(4) Index data since 1/29/98, the date nearest the class's inception for which data are available.

(5) Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been -4.91% if shares were not redeemed during the period.

See pages 54-56 for information about share classes, returns, and the comparative index.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

12      1-800-345-2021

Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]   {photo of Kurt Borgwardt]

     An interview with John Schniedwind (above left) and Kurt Borgwardt, portfolio managers on the Income & Growth fund investment team.

HOW DID INCOME & GROWTH PERFORM  IN 2001?

     The fund returned -8.37%, outperforming the S&P 500's -11.87% return.*
The fund's absolute return was negative due to the poor performance of the technology, telecommunications, health care, and financial sectors. But relative to the S&P 500, the fund held its value quite well. With that in mind, this was one of Income & Growth's best years of performance relative to the index. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND HOLD ITS VALUE BETTER THAN THE S&P 500?

     Here's one way to think of it--the companies in the Income & Growth fund were on average a little heavier on earnings, and a little lighter on risk compared with the S&P 500.

     First off, our stock selection universe is about twice the size of the
S&P 500. That allowed us to have risk characteristics that were similar to
The S&P 500, while broadening our search for fundamentally strong stocks.

     Some other aspects of the portfolio's structure helped too--its value orientation, focus on dividend-paying stocks, and slightly lower beta (a measure of volatility) were all good factors in a down market. But in the end, the fund's performance came down to picking stocks that outperformed the S&P
500.

WHERE WERE YOUR MOST SUCCESSFUL  STOCK PICKS?

     Stock selection was strongest among energy, financial, and technology stocks, three sectors that account for about half of the S&P 500's total market capitalization. Income & Growth held overweights in the strongest performers across a wide array of industries--companies like Sears Roebuck,
Ultramar Diamond Shamrock, Bank of America, and Johnson & Johnson.

LET'S START WITH ENERGY STOCKS. HOW DID YOU LIMIT THE FUND'S EXPOSURE TO
DECLINING OIL AND GAS PRICES?

     As oil prices fell about 30% during the year, we invested in energy stocks that were less leveraged to the price  of oil. That meant we focused on large, diversified oil companies like Occidental Petroleum, while minimizing exposure to drilling and service companies like Halliburton, Schlumberger, and Nabors.
Drilling and service stocks took a hit this year as oil prices slipped, while big oil companies held up much better.

     We also invested in refiners that we found attractive in terms of stock valuations. Although falling gas prices hurt their revenues, refiners held up relatively well because the cost of production--the price of oil--also fell, allowing refiners to hang on to some profits. The refining industry has also benefited from a wave of business consolidation and productivity gains.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"INCOME & GROWTH HELD OVERWEIGHTS IN THE STRONGEST PERFORMERS ACROSS A
WIDE ARRAY OF INDUSTRIES--COMPANIES LIKE SEARS ROEBUCK, ULTRAMAR DIAMOND
SHAMROCK, BANK OF AMERICA, AND JOHNSON & JOHNSON."

PORTFOLIO AT A GLANCE
                           12/31/01     12/31/00
NO. OF COMPANIES              249          259
DIVIDEND YIELD              1.79%        1.52%
P/E RATIO                    25.0         26.1
PORTFOLIO TURNOVER            61%          64%
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%        0.67%

Investment terms are defined in the Glossary on pages 56-57.

                                                 www.americancentury.com      13

Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID FINANCIAL STOCKS PERFORM?

     Financial stocks are very closely tied to the fate of the stock market, so their prices headed south with the broader market during the year.

     Some of the fund's biggest overweight positions among financial stocks--Bank of America, Citigroup, and Fleet Boston--held up relatively well because their businesses are broadly diversified, and their stocks traded at attractive prices.

     We also avoided Charles Schwab--one of the hardest-hit brokerage stocks--
and preferred to focus on Wall Street securities firms like Lehman Brothers,
Morgan Stanley Dean Witter, and Bear Stearns. Those firms have substantial fixed-income businesses, so the bond market's strength helped support their share prices during the year.

HOW DID YOU APPROACH THE TECHNOLOGY SECTOR?

     Very cautiously. High valuations and anemic demand plagued technology stocks during the year. We held an underweight position in tech because the sector was just too expensive considering the severe drop in business spending.
That helped Income & Growth relative to the S&P 500 because the index's losses in tech were bigger than the portfolio's.

     We stayed away from Lucent and Tellabs for the entire year--those stocks got crushed as the companies suffered from weak telecom spending and loose lending practices.

     We also limited our exposure to the highest-priced tech darlings--Cisco,
Nortel, EMC Corp., Sun, Intel, and Microsoft. On the whole, minimizing our exposure to those names helped the fund's performance, even though Intel and
Microsoft posted gains during the year.

     Microsoft bucked the sector's negative trend by rolling out Windows 2000 and settling some of its legal problems. Intel started selling its new Pentium processor and invested heavily in state-of-the-art manufacturing equipment.
Investors liked those developments and began piling into Intel shares late in the year when chip sales started to recover. We held Microsoft and Intel, but the stocks had a bigger place in the S&P 500 than in Income & Growth, which limited the fund's strong relative performance in the tech sector.

     There were only a handful of tech stocks in the S&P 500 that posted a positive return. We found one of the winners--NVIDIA. The company makes the chips for Microsoft's X-box game system. Microsoft's entry into the video-game market was well received--consumers snapped up the X-box, and NVIDIA's chip sales soared. That helped send NVIDIA's stock on a strong run, finishing the year as one of the best-performing stocks in the S&P 500.

WHAT OTHER STOCKS PERFORMED WELL DURING THE YEAR?

     Consumer cyclicals rose, defying most investors' expectations. In a recession, consumer spending usually falls as people focus on repaying debts.
This time around, consumers didn't seem  as worried--spending stayed strong despite layoffs, and indebtedness actually increased.

[left margin]

"WE ALSO LIMITED OUR EXPOSURE TO THE HIGHEST-PRICED TECH DARLINGS--CISCO,
NORTEL, EMC CORP., SUN, INTEL, AND MICROSOFT."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                              AS OF        AS OF
                            12/31/01      6/30/01
CITIGROUP INC.                3.5%          3.6%
GENERAL ELECTRIC CO.          3.1%          3.4%
MICROSOFT CORP.               2.9%          2.7%
PFIZER, INC.                  2.7%          2.5%
BANK OF AMERICA
     CORP.                    2.6%          1.7%
VERIZON
     COMMUNICATIONS           2.1%          1.8%
INTERNATIONAL BUSINESS
     MACHINES CORP.           2.1%          1.7%
EXXON MOBIL CORP.             2.1%          2.4%
OCCIDENTAL PETROLEUM
     CORP.                    1.6%          1.5%
AOL TIME WARNER INC.          1.6%          2.3%

14      1-800-345-2021

Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Our focus was on picking fundamentally strong stocks in the sector, and that paid off. Our best stock pick--the position that added the most value relative to the S&P 500--was Sears Roebuck. Its shares were very cheap compared with other department stores. We liked Sears Roebuck because the company was undervalued even though there were several trends working in its favor. First, the company derives most of its sales from hardware, which tends to sell well when people are buying homes. Second, the company generates the majority of its operating  income from its credit card business, which was very well managed. They did an excellent job of controlling credit risk, while the weak economy revealed cracks in many other credit card lenders. Our other department store picks--Federated and May--were also undervalued, and the market came to appreciate their strong fundamentals.

     Stock selection worked well among homebuilders. The Fed's interest rate cuts helped the housing market maintain its strength. We owned homebuilders like
Lennar, KB Home, and Centex. Many analysts seemed to be waiting for homebuilding to lose steam along with the economy, but it never did. Those stocks posted better and better earnings, and investors kept bidding the stocks higher.

WHERE DID STOCK SELECTION FACE THE  MOST DIFFICULTY?

     Telecommunications stocks weighed on Income & Growth relative to the index.  Some of our picks in the wireless industry--Aether Systems and Leap
Wireless--didn't pan out. In addition, we didn't hold Sprint PCS, which was one of the few wireless stocks that rose during the year. The portfolio's holdings in long-distance companies--an overweight in WorldCom and an underweight in
Sprint--held the portfolio back somewhat.

     We also held overweights in the regional bells--Verizon Communications and
SBC Communications--because their relatively low share prices and high dividend yields were attractive. Those stocks declined late in the year, as the companies pulled back from their expansion into Internet services, reducing their long-term growth potential.  We still hold overweights in those stocks because the reasons we bought them are still in place--low prices and attractive yields.

THAT COVERS LAST YEAR. WHAT'S AHEAD  FOR STOCKS?

     The stock market's performance will depend largely on the speed and strength of the economic recovery. Most economists are expecting a rebound this year, but opinions differ on the timing and magnitude. Moderate consumer spending and inventory rebuilding could help in 2002, but some pretty strong headwinds also exist--high consumer debt, overcapacity, and global weakness.

     Stocks seem to be priced for a profit rebound, so it's likely that disappointing economic and earnings news would push stocks lower, while upside surprises in the economy and earnings could ignite a rally. We'll continue to adhere to our disciplined stock selection process.

[right margin]

"OUR BEST STOCK PICK--THE POSITION THAT ADDED THE MOST VALUE RELATIVE TO
THE S&P 500--WAS SEARS ROEBUCK."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500      (AS OF 12/31/01)
                               % OF        % OF
                              FUND'S        S&P
                              STOCKS        500
BANK OF AMERICA
     CORP.                     2.62%       0.95%
OCCIDENTAL PETROLEUM
     CORP.                     1.65%       0.09%
SEARS, ROEBUCK
     & CO.                     1.51%       0.15%
CITIGROUP INC.                 3.59%       2.48%
VERIZON
     COMMUNICATIONS            2.18%       1.23%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500      (AS OF 12/31/01)
                               % OF        % OF
                              FUND'S        S&P
                              STOCKS        500
WAL-MART STORES INC.           1.18%       2.45%
HOME DEPOT INC.                0.03%       1.14%
INTEL CORP.                    1.01%       2.02%
COCA-COLA CO.                  0.28%       1.12%
ABBOTT LABORATORIES            0.00%       0.83%

                                                 www.americancentury.com      15

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%

AIRLINES -- 0.1%
                  202,000  Southwest Airlines Co.                 $    3,732,960
                                                                  --------------
ALCOHOL -- 0.1%
                   61,900  Adolph Coors Company Cl B                   3,305,460
                                                                  --------------
BANKS -- 8.8%
                1,265,300  Amsouth Bancorporation                     23,914,170
                2,425,500  Bank of America Corp.                     152,685,225
                   87,800  Bank One Corp.                              3,428,590
                4,136,266  Citigroup Inc.                            208,798,707
                  339,300  Comerica Inc.                              19,441,890
                   43,100  Cullen/Frost Bankers, Inc.                  1,330,928
                  953,500  First Tennessee National Corp.             34,573,910
                  216,100  Hibernia Corp. Cl A                         3,844,419
                  251,200  SunTrust Banks, Inc.                       15,750,240
                  717,700  U.S. Bancorp                               15,021,461
                   82,500  Union Planters Corp.                        3,723,225
                  615,300  UnionBanCal Corp.                          23,381,400
                  178,800  Wachovia Corp.                              5,607,168
                  210,300  Zions Bancorporation                       11,056,523
                                                                  --------------
                                                                     522,557,856
                                                                  --------------
CHEMICALS -- 1.5%
                  767,700  Ashland Inc.                               35,375,616
                  174,600  Eastman Chemical Company                    6,812,892
                  646,200  Engelhard Corp.                            17,886,816
                  736,200  Lubrizol Corp.                             25,833,258
                  128,200  Owens-Illinois, Inc.(1)                     1,280,718
                  215,200  RPM, Inc.                                   3,111,792
                                                                  --------------
                                                                      90,301,092
                                                                  --------------
CLOTHING STORES -- 0.3%
                  651,000  Foot Locker Inc.(1)                        10,188,150
                  158,100  Talbots, Inc.                               5,731,125
                                                                  --------------
                                                                      15,919,275
                                                                  --------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 4.3%
                1,016,000  Dell Computer Corp.(1)                     27,599,640
                  850,700  Hewlett-Packard Co.                        17,473,378
                1,037,700  International Business Machines
                              Corp.                                  125,520,191
                   43,500  Mercury Computer Systems, Inc.(1)           1,707,158
                  994,400  Pitney Bowes, Inc.                         37,399,384
                  461,500  Storage Technology Corp.(1)                 9,539,205
                  364,700  Sun Microsystems, Inc.(1)                   4,487,634
                  494,600  Tech Data Corp.(1)                         21,369,193
                1,062,800  Xerox Corp.                                11,074,376
                                                                  --------------
                                                                     256,170,159
                                                                  --------------
COMPUTER SOFTWARE -- 4.2%
                  183,600  Cerner Corp.(1)                             9,166,230
                  670,600  Computer Associates International,
                              Inc.                                    23,128,994

Shares                                                                    Value
--------------------------------------------------------------------------------

                  831,300  Mentor Graphics Corp.(1)               $   19,597,898
                2,561,800  Microsoft Corp.(1)                        169,732,058
                1,926,500  Oracle Corp.(1)                            26,614,598
                                                                  --------------
                                                                     248,239,778
                                                                  --------------
CONSTRUCTION & REAL PROPERTY -- 0.8%
                  146,700  Centex Corp.                                8,375,103
                  253,600  KB Home                                    10,169,360
                  570,900  Lennar Corp.                               26,729,538
                                                                  --------------
                                                                      45,274,001
                                                                  --------------
CONSUMER DURABLES -- 0.4%
                  351,717  Whirlpool Corp.                            25,791,408
                                                                  --------------
DEFENSE/AEROSPACE -- 1.7%
                  762,400  Boeing Co.                                 29,565,872
                  134,900  Honeywell International Inc.                4,562,318
                  325,000  L-3 Communications Holdings,
                               Inc.(1)                                29,250,000
                  789,900  Lockheed Martin Corp.                      36,864,633
                                                                  --------------
                                                                     100,242,823
                                                                  --------------
DEPARTMENT STORES -- 3.3%
                  774,800  Federated Department Stores,
                              Inc.(1)                                 31,689,320
                  264,000  May Department Stores Co. (The)             9,762,720
                1,847,600  Sears, Roebuck & Co.                       88,019,664
                1,197,400  Wal-Mart Stores, Inc.                      68,910,370
                                                                  --------------
                                                                     198,382,074
                                                                  --------------
DRUGS -- 9.0%
                  347,900  American Home Products Corp.               21,347,144
                   44,800  Amgen Inc.(1)                               2,528,288
                  101,200  Barr Laboratories, Inc.(1)                  8,031,232
                1,090,000  Bristol-Myers Squibb Co.                   55,590,000
                   82,000  Cardinal Health, Inc.                       5,302,120
                  144,000  Elan Corp. plc ADR(1)                       6,488,640
                  169,100  IVAX Corp.(1)                               3,405,674
                1,556,100  Johnson & Johnson                          91,965,510
                  238,100  Lilly (Eli) & Co.                          18,700,374
                1,461,200  Merck & Co., Inc.                          85,918,560
                  150,000  Mylan Laboratories Inc.                     5,625,000
                4,056,000  Pfizer, Inc.                              161,631,599
                  628,200  Pharmacia Corp.                            26,792,730
                  985,100  Schering-Plough Corp.                      35,276,431
                   49,300  SICOR Inc.(1)                                 776,968
                                                                  --------------
                                                                     529,380,270
                                                                  --------------
ELECTRICAL EQUIPMENT -- 2.1%
                   18,200  Celestica Inc.(1)                             735,098
                2,844,600  Cisco Systems Inc.(1)                      51,529,929
                1,217,500  Corning Inc.                               10,860,100
                  430,300  Flextronics International Ltd. ADR(1)      10,325,049
                1,318,300  Nortel Networks Corp.                       9,887,250
                1,241,900  Scientific-Atlanta, Inc.                   29,731,086
                  345,200  Tektronix, Inc.(1)                          8,899,256
                                                                  --------------
                                                                     121,967,768
                                                                  --------------

16      1-800-345-2021                         See Notes to Financial Statements

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 2.5%
                  267,600  ALLETE Inc.                            $    6,743,520
                  406,500  Alliant Energy Corp.                       12,341,340
                  124,500  American Electric Power                     5,419,485
                  165,100  Calpine Corp.(1)                            2,772,029
                  416,200  Dominion Resources Inc.                    25,013,620
                   85,800  DTE Energy Company                          3,598,452
                  452,500  Entergy Corp.                              17,697,275
                  174,121  Exelon Corp.                                8,336,913
                   49,356  FirstEnergy Corp.                           1,726,473
                  200,000  Mirant Corp.(1)                             3,204,000
                  389,400  PG&E Corp.(1)                               7,492,056
                   74,100  PNM Resources Inc.                          2,071,095
                  127,300  Potomac Electric Power Co.                  2,873,161
                   76,600  PPL Corp.                                   2,669,510
                  878,500  Reliant Energy, Inc.                       23,297,820
                  121,100  Reliant Resources Inc.(1)                   1,999,361
                  418,200  TXU Corp.                                  19,718,130
                                                                  --------------
                                                                     146,974,240
                                                                  --------------
ENERGY RESERVES & PRODUCTION -- 5.1%
                  531,500  Conoco Inc.                                15,041,450
                3,130,230  Exxon Mobil Corp.                         123,018,039
                3,617,500  Occidental Petroleum Corp.                 95,972,275
                1,302,732  Royal Dutch Petroleum Co.
                              New York Shares                         63,859,923
                   91,100  Unocal Corp.                                3,285,977
                                                                  --------------
                                                                     301,177,664
                                                                  --------------
ENTERTAINMENT -- 2.4%
                2,982,500  AOL Time Warner Inc.(1)                    95,738,250
                1,737,200  Carnival Corp. Cl A                        48,780,576
                                                                  --------------
                                                                     144,518,826
                                                                  --------------
FINANCIAL SERVICES -- 6.6%
                  234,500  AmeriCredit Corp.(1)                        7,398,475
                  365,000  Conseco Inc.(1)                             1,627,900
                  814,400  Countrywide Credit Industries, Inc.        33,365,968
                  958,800  Fannie Mae(2)                              76,224,600
                  607,000  Freddie Mac                                39,697,800
                4,584,500  General Electric Co.                      183,746,760
                   72,100  MBIA Inc.                                   3,866,723
                   97,700  MBNA Corp.                                  3,439,040
                1,186,200  Metris Companies Inc.                      30,497,202
                1,665,800  Providian Financial Corp.                   5,913,590
                  197,743  Prudential Financial Inc.(1)                6,563,090
                                                                  --------------
                                                                     392,341,148
                                                                  --------------
FOOD & BEVERAGE -- 2.6%
                1,061,271  Archer-Daniels-Midland Co.                 15,229,239
                  345,900  Coca-Cola Company (The)                    16,309,185
                  564,800  ConAgra, Inc.                              13,425,296
                  153,300  Dole Food Company, Inc.                     4,113,039
                  486,300  Fleming Companies Inc.                      8,996,550
                  214,800  Kellogg Co.                                 6,465,480
                  116,720  Kraft Foods Inc.                            3,971,982

Shares                                                                    Value
--------------------------------------------------------------------------------

                  723,300  PepsiCo, Inc.                          $   35,217,476
                1,204,700  Sara Lee Corp.                             26,780,481
                  127,500  SYSCO Corp.                                 3,343,050
                  320,700  Unilever N.V. New York Shares              18,475,527
                                                                  --------------
                                                                     152,327,305
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.7%
                   38,000  Bemis Co., Inc.                             1,868,840
                  572,304  International Paper Co.                    23,092,466
                  312,800  Pactiv Corp.(1)                             5,552,200
                  226,700  Rayonier, Inc.                             11,441,549
                                                                  --------------
                                                                      41,955,055
                                                                  --------------
GAS & WATER UTILITIES -- 1.9%
                  489,500  Keyspan Energy Corp.                       16,961,175
                  182,400  NICOR Inc.                                  7,595,136
                   85,000  People's Energy Corp.                       3,224,050
                1,877,841  Sempra Energy                              46,100,996
                1,664,329  Utilicorp United Inc.                      41,891,161
                                                                  --------------
                                                                     115,772,518
                                                                  --------------
GOLD(3)
                  226,700  Placer Dome Inc.                            2,473,297
                                                                  --------------
GROCERY STORES -- 0.3%
                  507,500  Supervalu Inc.                             11,225,900
                  627,237  Winn-Dixie Stores, Inc.                     8,938,127
                                                                  --------------
                                                                      20,164,027
                                                                  --------------
HEAVY ELECTRICAL EQUIPMENT -- 1.1%
                   89,400  C&D Technologies, Inc.                      2,042,790
                   41,200  Eaton Corp.                                 3,065,692
                1,715,065  Rockwell International Corp.               30,631,061
                  482,200  United Technologies Corp.                  31,164,586
                                                                  --------------
                                                                      66,904,129
                                                                  --------------
HEAVY MACHINERY -- 0.5%
                  276,600  Agco Corp.                                  4,364,748
                  525,000  Caterpillar Inc.                           27,431,250
                                                                  --------------
                                                                      31,795,998
                                                                  --------------
HOME PRODUCTS -- 2.0%
                  129,100  Church & Dwight Co., Inc.                   3,437,933
                  336,300  Clorox Co.                                 13,300,665
                  203,300  Fortune Brands, Inc.                        8,048,647
                1,008,000  Procter & Gamble Co. (The)                 79,763,040
                  716,200  Tupperware Corp.                           13,786,850
                                                                  --------------
                                                                     118,337,135
                                                                  --------------
HOTELS -- 0.1%
                  110,100  Starwood Hotels & Resorts
                              Worldwide, Inc.                          3,286,485
                                                                  --------------
INDUSTRIAL PARTS -- 3.1%
                   24,400  Ingersoll-Rand Co.                          1,020,164
                  603,381  Magna International Inc. Cl A              38,296,592
                  616,400  Shaw Group Inc. (The)(1)                   14,485,400
                  314,600  Stanley Works (The)                        14,650,922

See Notes to Financial Statements                www.americancentury.com      17

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------

                1,592,990  Tyco International Ltd.                $   93,827,111
                  592,700  York International Corp.                   22,599,651
                                                                  --------------
                                                                     184,879,840
                                                                  --------------
INFORMATION SERVICES -- 2.6%
                  220,700  Automatic Data Processing, Inc.            12,999,230
                  786,600  Electronic Data Systems Corp.              53,921,429
                  383,500  First Data Corp.                           30,085,575
                  149,400  Omnicom Group Inc.                         13,348,890
                  291,900  Paychex, Inc.                              10,171,256
                   42,900  Reynolds & Reynolds Co. Cl A                1,040,325
                   98,100  TMP Worldwide Inc.(1)                       4,208,981
                1,173,000  Viad Corp.                                 27,776,640
                                                                  --------------
                                                                     153,552,326
                                                                  --------------
INTERNET -- 0.1%
                  161,500  VeriSign, Inc.(1)                           6,147,498
                                                                  --------------
INVESTMENT TRUSTS -- 0.8%
                  423,400  Standard and Poor's 500
                              Depositary Receipt                      48,403,088
                                                                  --------------
LEISURE -- 0.5%
                  186,800  Callaway Golf Co.                           3,577,220
                  887,300  Eastman Kodak Co.                          26,113,239
                   34,000  International Game Technology(1)            2,322,200
                                                                  --------------
                                                                      32,012,659
                                                                  --------------
LIFE & HEALTH INSURANCE -- 1.8%
                  408,500  CIGNA Corp.                                37,847,525
                  895,300  Lincoln National Corp.                     43,484,721
                  793,900  MetLife, Inc.                              25,150,752
                   37,700  Protective Life Corporation                 1,090,661
                                                                  --------------
                                                                     107,573,659
                                                                  --------------
MEDIA -- 1.6%
                  371,700  Comcast Corp. Cl A(1)                      13,383,059
                2,045,800  Disney (Walt) Co.                          42,388,975
                  478,000  EchoStar Communications Corp.
                              Cl A(1)                                 13,128,270
                  380,200  PanAmSat Corp.(1)                           8,324,479
                  698,700  USA Networks Inc.(1)                       19,084,991
                                                                  --------------
                                                                      96,309,774
                                                                  --------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
                  277,400  Fisher Scientific International(1)          8,100,080
                   61,000  Medtronic, Inc.                             3,123,810
                  779,400  PerkinElmer, Inc.                          27,294,588
                                                                  --------------
                                                                      38,518,478
                                                                  --------------
MEDICAL PROVIDERS & SERVICES -- 1.3%
                  133,500  Health Net Inc.(1)                          2,907,630
                1,582,492  Oxford Health Plans, Inc.(1)               47,696,309
                  230,500  Wellpoint Health Networks Inc.(1)          26,933,925
                                                                  --------------
                                                                      77,537,864
                                                                  --------------

Shares                                                                    Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.4%
                  145,600  Alcoa Inc.                             $    5,176,080
                  688,900  Consol Energy Inc.                         17,112,276
                                                                  --------------
                                                                      22,288,356
                                                                  --------------
MOTOR VEHICLES & PARTS -- 0.7%
                  350,000  AutoNation, Inc.(1)                         4,315,500
                   54,300  Cooper Tire & Rubber
                              Company                                    866,628
                1,038,637  Ford Motor Co.                             16,327,374
                  156,900  Johnson Controls, Inc.                     12,669,675
                  167,700  Lear Corporation(1)                         6,396,078
                                                                  --------------
                                                                      40,575,255
                                                                  --------------
OIL REFINING -- 2.0%
                  930,400  ChevronTexaco Corp.                        83,373,144
                1,280,500  USX-Marathon Group                         38,415,000
                                                                  --------------
                                                                     121,788,144
                                                                  --------------
OIL SERVICES -- 0.6%
                  121,500  BJ Services Co.(1)                          3,942,675
                  511,051  Global SantaFe Corp.                       14,575,175
                  240,600  Halliburton Co.                             3,151,860
                   72,700  McDermott International, Inc.(1)              892,029
                  149,200  Noble Drilling Corp.(1)                     5,078,768
                  184,000  Smith International, Inc.(1)                9,866,080
                                                                  --------------
                                                                      37,506,587
                                                                  --------------
PROPERTY & CASUALTY INSURANCE -- 2.8%
                  981,012  American International Group, Inc.         77,892,353
                1,227,210  Fidelity National Financial, Inc.          30,434,808
                  466,200  First American Financial
                              Corp. (The)                              8,736,588
                  921,500  Old Republic International Corp.           25,811,215
                  154,700  PMI Group, Inc. (The)                      10,366,447
                   19,200  Progressive Corp. (Ohio)                    2,866,560
                  260,800  Radian Group Inc.                          11,201,360
                                                                  --------------
                                                                     167,309,331
                                                                  --------------
PUBLISHING -- 1.0%
                  559,000  American Greetings Corp. Cl A               7,703,020
                1,143,700  Deluxe Corp.                               47,555,046
                   71,400  R.R. Donnelley & Sons
                              Company                                  2,119,866
                                                                  --------------
                                                                      57,377,932
                                                                  --------------
RAILROADS -- 0.2%
                  220,500  Burlington Northern Santa Fe
                              Corp.                                    6,290,865
                  127,300  Union Pacific Corp.                         7,256,100
                                                                  --------------
                                                                      13,546,965
                                                                  --------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
                  295,900  CarrAmerica Realty Corp.                    8,906,590
                  300,200  Liberty Property Trust                      8,960,970
                  162,400  Mack-Cali Realty Corp.                      5,037,648
                1,153,300  Plum Creek Timber Co. Inc.                 32,696,055
                                                                  --------------
                                                                      55,601,263
                                                                  --------------

18      1-800-345-2021                         See Notes to Financial Statements

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.1%
                  190,300  Bear Stearns Companies Inc. (The)      $   11,159,192
                  542,700  Lehman Brothers Holdings Inc.              36,252,360
                1,232,700  Morgan Stanley Dean Witter
                              & Co.                                   68,957,238
                  256,400  Raymond James Financial, Inc.               9,107,328
                                                                  --------------
                                                                     125,476,118
                                                                  --------------
SEMICONDUCTOR -- 3.7%
                  469,000  Agilent Technologies, Inc.(1)              13,371,190
                  242,100  Analog Devices, Inc.(1)                    10,746,819
                  147,400  Arrow Electronics, Inc.(1)                  4,407,260
                  201,300  Broadcom Corp.(1)                           8,228,138
                1,876,000  Intel Corp.                                58,990,819
                  470,800  KLA-Tencor Corp.(1)                        23,332,848
                1,128,400  Lam Research Corp.(1)                      26,195,806
                  464,700  Linear Technology Corp.                    18,114,006
                  166,900  Maxim Integrated Products, Inc.(1)          8,763,085
                   85,000  Novellus Systems, Inc.(1)                   3,355,375
                  401,200  NVIDIA Corp.(1)                            26,842,286
                  245,500  PMC-Sierra, Inc.(1)                         5,220,558
                  376,300  Texas Instruments Inc.                     10,536,400
                                                                  --------------
                                                                     218,104,590
                                                                  --------------
SPECIALTY STORES -- 0.3%
                   48,800  Circuit City Stores-Circuit City
                              Group                                    1,266,360
                   30,650  Home Depot, Inc.                            1,563,457
                  166,400  Longs Drug Stores Corp.                     3,890,432
                  105,000  Office Depot, Inc.(1)                       1,946,700
                  479,500  Pier 1 Imports, Inc.                        8,314,530
                   22,000  Zale Corp.(1)                                 921,360
                                                                  --------------
                                                                      17,902,839
                                                                  --------------
TELEPHONE -- 5.9%
                  879,335  AT&T Corp.                                 15,951,137
                1,797,200  BellSouth Corp.                            68,563,180
                2,158,600  SBC Communications Inc.                    84,552,362
                1,116,800  Sprint Corp.                               22,425,344
                2,674,980  Verizon Communications                    126,954,550
                  602,500  WorldCom, Inc. - MCI Group                  7,669,825
                1,837,100  WorldCom, Inc. - WorldCom Group(1)         25,875,554
                                                                  --------------
                                                                     351,991,952
                                                                  --------------
THRIFTS -- 0.7%
                  343,100  GreenPoint Financial Corp.                 12,265,825
                   23,400  Washington Federal, Inc.                      603,369
                  834,050  Washington Mutual, Inc.                    27,273,435
                                                                  --------------
                                                                      40,142,629
                                                                  --------------
TOBACCO -- 0.3%
                  417,300  Philip Morris Companies Inc.               19,133,205
                                                                  --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                  157,500  Ryder System, Inc.                          3,488,625
                                                                  --------------

Shares/Principal                                                         Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.5%
                  365,080  Aether Systems Inc.(1)                 $    3,355,085
                4,687,901  AT&T Wireless Services Inc.(1)             67,365,137
                  271,300  QUALCOMM Inc.(1)                           13,693,868
                   59,000  TeleCorp PCS, Inc. Cl A(1)                    743,400
                    7,300  Telephone & Data Systems,
                              Inc.                                       655,175
                   50,000  UTStarcom Inc.(1)                           1,423,000
                                                                  --------------
                                                                      87,235,665
                                                                  --------------
TOTAL COMMON STOCKS                                                5,823,697,393
                                                                  --------------
   (Cost $5,040,964,029)

EQUITY--LINKED DEBT SECURITIES -- 0.1%

COMPUTER HARDWARE & BUSINESS  MACHINES(3)
                $  87,935  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corporation,
                              PERQS                                      553,991
                                                                  --------------
SPECIALTY STORES -- 0.1%
                  395,437  Morgan Stanley Group, 6.00%,
                              5/30/02, Home Depot, Inc.,
                              PERQS                                    5,081,365
                                                                  --------------
TOTAL EQUITY--LINKED DEBT SECURITIES                                   5,635,356
                                                                  --------------
   (Cost $7,511,718)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 1.6%
   Repurchase Agreement, Bank of America Corp.,
    (U.S. Treasury obligations), in a joint trading
    account at 1.50%, dated 12/31/01, due
    1/2/02 (Delivery value $18,114,634)                               18,113,125
   Repurchase Agreement, Salomon-Smith Barney
    Holdings, Inc., (U.S. Treasury obligations), in a
    joint trading account at 1.40%, dated
    12/31/01, due 1/2/02 (Delivery value
    $77,005,989)                                                      77,000,000
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                                95,113,125
                                                                  --------------
   (Cost $95,113,125)

TEMPORARY CASH INVESTMENTS -- 0.3%
   Repurchase Agreement, Bank of America Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.50%, dated 12/31/01, due
       1/2/02 (Delivery value $17,188,307)                            17,186,875
                                                                  --------------
   (Cost $17,186,875)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $5,941,632,749
                                                                  ==============
   (Cost $5,160,775,747)

See Notes to Financial Statements                www.americancentury.com      19

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

EQUITY FUTURES CONTRACTS*

                         Expiration         Underlying Face        Unrealized
      Purchased             Date            Amount at Value           Loss
--------------------------------------------------------------------------------

   333 S&P 500          March
     Futures             2002                 $95,113,125         $(1,833,998)
                                          ======================================

* Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).  By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Industry is less than 0.05% of total investment securities.

20      1-800-345-2021                         See Notes to Financial Statements

Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                      INVESTOR CLASS                 ADVISOR CLASS             INSTITUTIONAL CLASS
                    (INCEPTION 7/31/98)           (INCEPTION 9/7/00)           (INCEPTION 10/1/99)
                                  S&P                           S&P                           S&P
                  SMALL CAP     SMALLCAP         SMALL CAP    SMALLCAP        SMALL CAP     SMALLCAP
                 QUANTITATIVE   600 INDEX      QUANTITATIVE   600 INDEX      QUANTITATIVE   600 INDEX
======================================================================================================
6 MONTHS(1) ....... 3.60%         0.26%            3.61%        0.26%            3.59%        0.26%
1 YEAR ............ 3.99%         6.51%            3.82%        6.51%            4.17%        6.51%
======================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........... 7.52%        10.21%             --           --               --            --
LIFE OF FUND ...... 6.69%         9.13%           -1.42%        3.13%           12.74%       13.86%(2)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 9/30/99, the date nearest the class's inception for which data are available.

See pages 54-56 for information about share classes, returns, and the comparative index.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600 Index is provided for comparison in each graph. Small Cap Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

* From 7/31/98 (the class's inception date) to 12/31/98. Not annualized.

                                                 www.americancentury.com      21

Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]   [photo of Matti von Turk]

     An interview with Bill Martin and Matti von Turk, portfolio managers  on the Small Cap Quantitative fund investment team.

HOW DID SMALL CAP QUANTITATIVE PERFORM DURING 2001?

     Small Cap Quantitative returned 3.99%, while the S&P SmallCap 600 gained 6.51%.* Generally speaking, stocks displayed more risk than reward during
2001, so we were glad that the fund posted a positive return.

     Over the last two years, Small Cap Quantitative has posted a positive return, while the broader market declined.

WITH ALL THE WEAKNESS IN STOCKS, HOW DID SMALL CAP QUANTITATIVE MANAGE TO POST A
POSITIVE RETURN?

     Investors returned to small-company shares after neglecting them for the latter half of the '90s. In 2001, Small Cap Quantitative saw most of its positive return come from consumer-based sectors. Consumer spending was strong despite the recession, and many stocks in the portfolio were direct beneficiaries of that trend. The financial and health care sectors also contributed to the portfolio's positive return. Making money in a down market is nice, but beating the S&P SmallCap 600 would have been even better.

WHY DID THE FUND LAG THE BENCHMARK?

     Small Cap Quantitative's growth tilt weighed on the fund, as value stocks outperformed growth shares by a wide margin. The fund's growth tilt hurt in down sectors like technology and industrials, as the most growth-oriented stocks took a beating.

     The deterioration in technology stocks took a bite out of the fund's performance. Many of the technology stocks we held were companies built for growth, and they suffered as demand fell throughout the year. Equity analysts throughout the industry were slow to react to the tech meltdown, and quick to broadly downgrade tech stocks after the fact.

     In the industrial services sector, we were out of stride with the market--all of our good stock picks were offset by weaker picks. Here's an example from the job-services industry. We owned Right Management Services.
Right offers career placement services for laid-off workers, so they actually benefited from the rapid deterioration in the job market. But we also owned
Hall, Kinion & Associates. That's a high-tech staffing agency--the wrong place to be in a year marked by hiring freezes and job cuts in the tech sector.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"OVER THE LAST TWO YEARS, SMALL CAP QUANTITATIVE HAS POSTED A POSITIVE
RETURN, WHILE THE BROADER MARKET DECLINED."

PORTFOLIO AT A GLANCE
                           12/31/01      12/31/00
NO. OF COMPANIES              249          205
DIVIDEND YIELD              0.77%        0.54%
P/E RATIO                    19.2         22.7
PORTFOLIO TURNOVER           165%          93%
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.88%        0.88%

Investment terms are defined in the Glossary on pages 56-57.

22      1-800-345-2021

Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

IN THE LAST REPORT, YOU TALKED ABOUT TONING DOWN THE FUND'S GROWTH  ORIENTATION
SOMEWHAT.

     We want to be able to pick the best small-cap stocks, regardless of membership in the growth or value categories. And we want to pay below-average prices for above-average companies no matter how they're categorized. In August, we made some changes that have improved stock selection.

     We expanded our universe to include more stocks, which improved our ability to follow the smallest companies in the S&P SmallCap 600 index. We also made slight adjustments to our stock-ranking model that led to more exposure in undervalued stocks. That provided the portfolio with a more equal balance of both growth and value stocks. The overall process and day-to-day management remain exactly the same.

     Since August, the fund has outperformed the index by a wide margin and we think that's because we improved its mix of stocks relative to the index. That's also why the fund had a relatively high turnover rate--we took the turnover  to realign the fund with the balanced stock-ranking model.

WHERE DID STOCK SELECTION WORK BEST?

     The fund was really keyed into the housing market, which was good because new home sales and mortgage refinancing activity set records in 2001. Some of our biggest overweight positions relative to the S&P SmallCap 600 were homebuilders like NVR and Ryland. We liked Ryland because the company is a large, established home-builder. Ryland is in a good position to expand, as its competitors have a tough time keeping up with the rising costs of developing land. NVR was a diversified play on the housing market--the company experienced strong growth in its home-building and mortgage-lending businesses.

     Low interest rates and strength in the housing market meant high demand for mortgages. We found some opportunities in the red-hot mortgage business--thrifts like Bank of the Ozarks, Bank United Financial, and Coastal Bancorp performed well for the fund.

     Doral Financial--a mortgage-lender in Puerto Rico--is another stock that helped. The company's profit margins increased with lower interest rates, as their cost of capital fell much more than their lending rates. We also held an overweight in PMI Group during the first half of the year. PMI Group is a mortgage insurer that benefited because strong housing demand meant more mortgages and mortgage-insurance policies.

[right margin]

"THE FUND WAS REALLY KEYED INTO THE HOUSING MARKET, WHICH WAS GOOD BECAUSE
NEW HOME SALES AND MORTGAGE REFINANCING ACTIVITY SET RECORDS IN 2001."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                              AS OF        AS OF
                            12/31/01      6/30/01
RYLAND GROUP, INC.            1.6%         1.0%
NVR, INC.                     1.5%         1.0%
MISSISSIPPI VALLEY
     BANCSHARES               1.1%          --
UGI CORP.                     1.1%         0.3%
VARIAN MEDICAL
     SYSTEMS, INC.            1.0%         0.7%
UNITED STATIONERS INC.        1.0%         0.9%
CONSOL ENERGY INC.            1.0%          --
SANDERSON FARMS INC.          1.0%          --
MEDICIS
     PHARMACEUTICAL
     CORP. CL A               1.0%         0.5%
FISHER SCIENTIFIC
     INTERNATIONAL            0.9%          --

                                                 www.americancentury.com      23

Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT WERE SOME OTHER FINANCIAL STOCKS THAT ENHANCED THE FUND'S PERFORMANCE?

     Stock picking in financials was  strong across the board--we added value relative to the S&P SmallCap 600 in the financial services, banking, and thrift industries. Many of our best stock picks among financials--Bancwest,
Redwood Empire Bancorp, Alabama National Bancorp, and Mississippi Valley
Bancshares--were profitable regional banks that we bought at a reasonable price.

ARE THERE ANY OTHER GOOD STORIES TO TELL?

     Gambling stocks helped the portfolio--we saw big gains from Alliance
Gaming, Anchor Gaming, and Shufflemaster, companies involved with slot machines, regional casinos, and shuffle decks. We purchased many of the gaming stocks at relatively low prices when there were concerns about consumer spending. That paid off because many of the companies surprised the market with better and better earnings.

WHAT'S YOUR OUTLOOK?

     Generally speaking, small company stocks have several trends in their favor. First, smaller companies are attractively priced compared with many other market segments. Second, earnings growth for small companies has been relatively strong despite economic weakness. Third, many large companies are looking for growth through acquiring profitable small companies. And finally, if we  get the economic rebound that many economists are hoping for, many small companies would be the first to benefit. For those reasons, we still believe small-company stocks are one of the most attractive segments of the equity market.

WHAT DOES THAT MEAN FOR THE FUND?

     We focus on bottom-up stock selection and choosing fundamentally strong companies, so we'll continue to adhere to our disciplined process. And we think the portfolio's balanced approach to stock selection should continue to help enhance the fund's performance.

[left margin]

"WE STILL BELIEVE SMALL-COMPANY STOCKS ARE ONE OF THE MOST ATTRACTIVE
SEGMENTS  OF THE EQUITY MARKET."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P SMALLCAP 600
(AS OF 12/31/01)
                              % OF         % OF
                              FUND'S        S&P
                              STOCKS        600
RYLAND GROUP, INC.            1.61%        0.26%
NVR, INC.                     1.57%        0.40%
MISSISSIPPI VALLEY
     BANCSHARES               1.13%        0.00%
SANDERSON FARMS INC.          1.00%        0.00%
CONSOL ENERGY INC.            1.00%        0.00%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P SMALLCAP 600
(AS OF 12/31/01)
                              % OF         % OF
                              FUND'S        S&P
                              STOCKS        600
CEPHALON INC.                 0.25%        1.01%
COMMERCE BANCORP
     INC.                     0.00%        0.68%
D.R. HORTON INC.              0.00%        0.66%
COPART INC.                   0.00%        0.57%
WHOLE FOODS
     MARKET INC.              0.07%        0.62%

24      1-800-345-2021

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.8%

AIRLINES -- 0.7%
                    3,200  Atlantic Coast Airlines Holdings(1)       $    74,544
                    5,200  SkyWest, Inc.                                 132,574
                                                                     -----------
                                                                         207,118
                                                                     -----------
ALCOHOL -- 0.5%
                    3,411  Constellation Brands, Inc.(1)                 146,161
                                                                     -----------
APPAREL & TEXTILES -- 0.9%
                   10,100  Maxwell Shoe Company(1)                       142,915
                    2,500  Polo Ralph Lauren Corp.(1)                     66,900
                    2,500  Vans, Inc.(1)                                  31,800
                                                                     -----------
                                                                         241,615
                                                                     -----------
BANKS -- 5.1%
                   16,500  BankAtlantic Bancorp Inc.                     151,470
                    3,000  Corus Bankshares Inc.                         136,500
                    4,500  Cullen/Frost Bankers, Inc.                    138,960
                    2,500  First Bancorp                                  71,250
                    2,400  First Citizens BancShares, Inc.               232,836
                    1,400  GBC Bancorp                                    41,307
                    5,100  Irwin Financial Corporation                    86,700
                    7,800  Mississippi Valley Bancshares                 307,514
                    3,800  PFF Bancorp Inc.                              104,880
                    4,000  Southwest Bancorporation of
                              Texas, Inc.(1)                             121,300
                                                                     -----------
                                                                       1,392,717
                                                                     -----------
CHEMICALS -- 2.8%
                    3,200  Associated Materials Inc.                     121,280
                    4,600  Cabot Corp.                                   164,220
                    5,700  International Specialty Products
                              Inc.(1)                                     51,015
                    4,500  Lubrizol Corp.                                157,905
                   13,400  NL Industries                                 204,618
                    1,300  OM Group, Inc.                                 86,047
                                                                     -----------
                                                                         785,085
                                                                     -----------
CLOTHING STORES -- 2.9%
                    1,000  Bebe Stores Inc.(1)                            18,655
                    3,900  DEB Shops Inc.                                 94,965
                    2,900  Dress Barn, Inc.(1)                            73,037
                    7,200  Foot Locker Inc.(1)                           112,680
                    3,000  Footstar, Inc.(1)                              93,900
                    2,400  Ross Stores, Inc.                              77,004
                    7,800  Shoe Carnival, Inc.(1)                        107,640
                   10,250  The Wet Seal, Inc. Cl A(1)                    243,335
                                                                     -----------
                                                                         821,216
                                                                     -----------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.2%
                    2,100  Black Box Corporation(1)                      111,059
                    9,500  Checkpoint Systems, Inc.(1)                   127,299
                    3,800  Daisytek International Corp.(1)                50,027
                    2,600  Electronics for Imaging, Inc.(1)               58,214

Shares                                                                    Value
--------------------------------------------------------------------------------

                      900  Mercury Computer Systems, Inc.(1)         $    35,321
                    5,600  Storage Technology Corp.(1)                   115,752
                    2,900  Tech Data Corp.(1)                            125,295
                                                                     -----------
                                                                         622,967
                                                                     -----------
COMPUTER SOFTWARE -- 2.8%
                      600  Acclaim Entertainment Inc.(1)                   3,183
                    4,000  Autodesk, Inc.                                149,040
                    1,800  Cerner Corp.(1)                                89,865
                    2,400  HNC Software Inc.(1)                           49,512
                    1,200  Manhattan Associates Inc.(1)                   35,046
                    5,900  Mentor Graphics Corp.(1)                      139,093
                      800  NETIQ Corp.(1)                                 28,204
                    6,000  Roxio Inc.(1)                                  99,600
                   10,300  Sybase, Inc.(1)                               162,327
                      500  Symantec Corp.(1)                              33,173
                                                                     -----------
                                                                         789,043
                                                                     -----------
CONSTRUCTION & REAL PROPERTY -- 3.7%
                      900  Hovnanian Enterprises Inc.(1)                  19,152
                    1,700  Lennar Corp.                                   79,594
                    2,100  NVR, Inc.(1)                                  428,400
                    6,000  Ryland Group, Inc. (The)                      439,200
                    1,700  Toll Brothers Inc.(1)                          74,630
                                                                     -----------
                                                                       1,040,976
                                                                     -----------
CONSUMER DURABLES -- 0.9%
                    2,500  Mohawk Industries, Inc.(1)                    137,200
                    2,300  The Toro Company                              103,500
                                                                     -----------
                                                                         240,700
                                                                     -----------
DEFENSE/AEROSPACE -- 0.8%
                    1,700  Ladish Company Inc.(1)                         18,870
                    7,000  Moog Inc.(1)                                  152,600
                    3,200  Stewart & Stevenson
                              Services Inc.                               60,176
                                                                     -----------
                                                                         231,646
                                                                     -----------
DEPARTMENT STORES -- 0.7%
                   16,600  Intertan Inc.(1)                              208,496
                                                                     -----------
DRUGS -- 3.6%
                      800  Albany Molecular Research Inc.(1)              21,212
                   12,200  Bio-Technology General Corp.(1)               100,467
                    1,000  Biosite Inc.(1)                                18,425
                      900  Cephalon, Inc.(1)                              68,027
                    1,300  CIMA Labs Inc.(1)                              46,989
                      523  D&K Healthcare Resources,
                              Inc.                                        29,798
                    3,600  IDEXX Laboratories, Inc.(1)                   103,320
                    4,200  Medicis Pharmaceutical Corp.
                              Cl A(1)                                    271,277
                    1,200  Noven Pharmaceuticals Inc.(1)                  21,330
                    7,700  Perrigo Co.(1)                                 90,899
                    1,400  Regeneron Pharmaceuticals, Inc.(1)             39,333
                    9,200  SICOR Inc.(1)                                 144,991
                    1,500  Syncor International Corporation(1)            42,968
                                                                     -----------
                                                                         999,036
                                                                     -----------

See Notes to Financial Statements                www.americancentury.com      25

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 4.8%
                    5,400  Anixter International Inc.(1)             $   156,654
                    1,500  Benchmark Electronics Inc.(1)                  28,440
                    4,200  Comtech Telecommunications
                              Corp.(1)                                    51,912
                    2,800  Digital Lightwave, Inc.(1)                     26,250
                    3,500  Esterline Technologies Corp.(1)                56,035
                    2,600  FEI Company(1)                                 81,913
                    1,500  Flir Systems Inc.(1)                           56,873
                    4,000  Input/Output, Inc.(1)                          32,840
                    2,300  Itron Inc.(1)                                  69,759
                   16,000  Manufacturers Services Ltd.(1)                100,000
                    2,600  Methode Electronics, Inc.                      20,813
                    3,600  Mettler-Toledo International, Inc.(1)         186,659
                    5,300  Planar Systems Inc.(1)                        110,479
                   27,100  Symmetricom Inc.(1)                           206,637
                    3,400  Tektronix, Inc.(1)                             87,652
                    1,400  Ultratech Stepper Inc.(1)                      23,149
                                                                     -----------
                                                                       1,296,065
                                                                     -----------
ELECTRICAL UTILITIES -- 2.2%
                    7,700  Alliant Energy Corp.                          233,772
                    5,200  CH Energy Group, Inc.                         226,044
                    2,500  PNM Resources Inc.(1)                          69,875
                    2,900  Potomac Electric Power Co.                     65,453
                    1,600  UniSource Energy Corp.                         29,104
                                                                     -----------
                                                                         624,248
                                                                     -----------
ENERGY RESERVES & PRODUCTION -- 3.0%
                    1,100  Cabot Oil & Gas Corp.                          26,455
                   15,000  Edge Petroleum Corporation(1)                  78,450
                    1,700  Gulfmark Offshore Inc.(1)                      48,629
                    3,000  Newfield Exploration Company(1)               106,530
                    8,500  Pogo Producing Co.                            223,294
                    9,900  Royale Energy Inc.(1)                          63,608
                    7,700  Vintage Petroleum, Inc.                       111,265
                   10,350  XTO Energy Inc.                               181,125
                                                                     -----------
                                                                         839,356
                                                                     -----------
ENTERTAINMENT -- 0.7%
                   12,500  Handleman Co.(1)                              185,625
                                                                     -----------
FINANCIAL SERVICES -- 1.3%
                      500  AmeriCredit Corp.(1)                           15,775
                    6,900  Doral Financial Corp.                         215,315
                    4,600  Metris Companies Inc.                         118,266
                                                                     -----------
                                                                         349,356
                                                                     -----------
FOOD & BEVERAGE -- 2.8%
                   23,100  Del Monte Foods Co.(1)                        196,581
                    5,900  Dole Food Company, Inc.                       158,297
                    8,500  Fleming Companies Inc.                        157,250
                   12,800  Sanderson Farms Inc.                          272,192
                                                                     -----------
                                                                         784,320
                                                                     -----------

Shares                                                                    Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.3%
                    3,300  Glatfelter                                $    51,414
                    8,300  United Stationers Inc.(1)                     280,540
                    1,500  Universal Forest Products                      31,403
                                                                     -----------
                                                                         363,357
                                                                     -----------
GAS & WATER UTILITIES -- 2.0%
                    5,900  Atmos Energy Corp.                            125,375
                    6,300  Cascade Natural Gas Corp.                     138,915
                   10,000  UGI Corp.                                     302,000
                                                                     -----------
                                                                         566,290
                                                                     -----------
GROCERY STORES -- 0.3%
                    6,000  7-Eleven, Inc.(1)                              70,260
                      400  Whole Foods Market, Inc.(1)                    17,454
                                                                     -----------
                                                                          87,714
                                                                     -----------
HEAVY ELECTRICAL EQUIPMENT -- 0.9%
                   14,400  Wesco International Inc.(1)                    71,280
                    3,100  Woodward Governor Co.                         181,381
                                                                     -----------
                                                                         252,661
                                                                     -----------
HEAVY MACHINERY -- 0.3%
                    7,500  Cascade Corp.(1)                               90,075
                                                                     -----------
HOTELS -- 1.0%
                    2,300  Ameristar Casinos Inc.(1)                      57,627
                    4,200  Argosy Gaming Company(1)                      136,584
                    4,300  Aztar Corp.(1)                                 78,690
                                                                     -----------
                                                                         272,901
                                                                     -----------
INDUSTRIAL PARTS -- 3.8%
                    2,200  Cymer, Inc.(1)                                 58,795
                    5,800  Engineered Support Systems                    198,244
                    4,800  Genlyte Group Inc.(1)                         144,024
                    3,800  Lufkin Industries Inc.                        101,916
                   11,000  Shaw Group Inc. (The)(1)                      258,500
                      900  Simpson Manufacturing Co. Inc.(1)              51,570
                    1,700  Tecumseh Products Cl A                         86,046
                    4,000  York International Corp.                      152,520
                                                                     -----------
                                                                       1,051,615
                                                                     -----------
INDUSTRIAL SERVICES -- 2.6%
                    5,200  G&K Services Inc. Cl A                        168,194
                    1,500  ITT Educational Services, Inc.(1)              55,305
                    5,300  Regis Corp.                                   137,111
                    5,200  Rent-A-Center Inc.(1)                         174,174
                    5,850  Right Management Consultants,
                              Inc.(1)                                    101,234
                    4,100  Unifirst Corporation                           92,455
                                                                     -----------
                                                                         728,473
                                                                     -----------
INFORMATION SERVICES -- 3.9%
                      600  Asiainfo Holdings, Inc.(1)                     10,509
                    1,500  BARRA, Inc.(1)                                 70,628
                    2,200  F.Y.I. Inc.(1)                                 73,766
                    2,400  Factset Research Systems Inc.                  83,880

26      1-800-345-2021                         See Notes to Financial Statements

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------

                   16,200  Keith Companies, Inc. (The)(1)            $   164,268
                    4,500  Lightbridge, Inc.(1)                           54,765
                    6,700  Memberworks Inc.(1)                            93,633
                    3,300  Moore Corporation Ltd.                         31,350
                    2,900  NDCHealth Corp.                               100,195
                    2,000  Onesource Information Service(1)               18,600
                    1,000  Reynolds & Reynolds Co. Cl A                   24,250
                    2,500  Sylvan Learning Systems, Inc.(1)               55,163
                    2,625  Tetra Tech, Inc.(1)                            52,316
                    1,450  Valassis Communications, Inc.(1)               51,649
                    8,400  Viad Corp.                                    198,911
                                                                     -----------
                                                                       1,083,883
                                                                     -----------
INTERNET -- 0.4%
                   10,800  Register.com(1)                               123,930
                                                                     -----------
INVESTMENT TRUSTS -- 4.3%
                   10,200  iShares S&P SmallCap 600
                              Index Fund                               1,172,999
                                                                     -----------
LEISURE -- 2.0%
                    6,300  Alliance Gaming Corp.(1)                      185,125
                    1,800  Arctic Cat Inc.                                30,618
                    1,700  Direct Focus Inc.(1)                           53,049
                    5,600  Fossil, Inc.(1)                               117,936
                    2,600  International Game Technology(1)              177,580
                                                                     -----------
                                                                         564,308
                                                                     -----------
LIFE & HEALTH INSURANCE -- 0.5%
                    4,900  Protective Life Corp.                         141,757
                                                                     -----------
MEDIA -- 0.3%
                    9,600  Zomax Inc.(1)                                  76,704
                                                                     -----------
MEDICAL PRODUCTS & SUPPLIES -- 6.5%
                    9,000  Fisher Scientific International(1)            262,799
                    2,800  Haemonetics Corp.(1)                           94,976
                    6,700  Henry Schein, Inc.(1)                         248,100
                    1,400  Integra LifeSciences Holdings(1)               36,890
                    1,800  Invacare Corp.                                 60,678
                    1,100  Kendle International Inc.(1)                   22,182
                    3,900  Mentor Corp.                                  111,326
                    2,800  Patterson Dental Co.(1)                       114,562
                    4,600  Pharmaceutical Product
                              Development, Inc.(1)                       148,948
                    2,500  Respironics Inc.(1)                            86,588
                   10,000  Sola International Inc.(1)                    194,000
                    3,100  Sybron Dental Specialties Inc.(1)              66,898
                    4,100  Varian Medical Systems, Inc.(1)               292,165
                    1,100  Vital Signs Inc.                               38,396
                                                                     -----------
                                                                       1,778,508
                                                                     -----------
MEDICAL PROVIDERS & SERVICES -- 3.7%
                    1,800  Accredo Health Inc.(1)                         71,469
                    5,600  AdvancePCS(1)                                 164,472
                    2,700  Anthem, Inc.(1)                               133,650
                    2,500  Coventry Health Care Inc.(1)                   49,875
                    3,000  DaVita Inc.(1)                                 73,350

Shares                                                                    Value
--------------------------------------------------------------------------------

                    1,700  Magellan Health Services(1)               $    10,795
                    3,300  Mid Atlantic Medical Services, Inc.(1)         74,910
                    1,000  Orthodontic Centers of America(1)              30,500
                    7,500  Oxford Health Plans, Inc.(1)                  226,050
                      800  Priority Healthcare Corp. Cl B(1)              28,156
                      800  Province Healthcare Co.(1)                     24,784
                    3,000  Renal Care Group Inc.(1)                       96,300
                    6,100  Sierra Health Services, Inc.(1)                49,410
                                                                     -----------
                                                                       1,033,721
                                                                     -----------
MINING & METALS -- 1.9%
                      500  Ball Corp.                                     35,350
                   11,000  Consol Energy Inc.                            273,240
                   10,800  Lone Star Technologies, Inc.(1)               190,080
                    3,500  Steel Technologies Inc.                        31,833
                                                                     -----------
                                                                         530,503
                                                                     -----------
MOTOR VEHICLES & PARTS -- 1.4%
                    3,000  Apogee Enterprises, Inc.                       47,730
                    8,800  Lithia Motors Inc.(1)                         182,160
                    4,700  Winnebago Industries                          173,618
                                                                     -----------
                                                                         403,508
                                                                     -----------
OIL REFINING -- 0.2%
                    2,900  Frontier Oil Corp.                             48,256
                      900  Northwestern Corp.                             18,945
                                                                     -----------
                                                                          67,201
                                                                     -----------
OIL SERVICES -- 1.3%
                    1,800  Carbo Ceramics Inc.                            70,488
                    1,300  Oceaneering International, Inc.(1)             28,756
                    2,600  Patterson-UTI Energy Inc.(1)                   60,528
                    9,300  Tetra Technologies Inc.(1)                    194,835
                                                                     -----------
                                                                         354,607
                                                                     -----------
PROPERTY & CASUALTY INSURANCE -- 1.4%
                    8,370  Fidelity National Financial, Inc.             207,576
                      900  LandAmerica Financial Group, Inc.              25,830
                    1,400  Philadelphia Consolidated
                              Holding Co.(1)                              52,997
                    1,700  PMI Group, Inc. (The)                         113,917
                                                                     -----------
                                                                         400,320
                                                                     -----------
PUBLISHING -- 0.9%
                    3,000  American Greetings Corp. Cl A                  41,340
                    2,800  Banta Corp.                                    82,656
                    4,200  John H. Harland Company                        92,820
                    3,000  Topps Company (The)(1)                         36,390
                                                                     -----------
                                                                         253,206
                                                                     -----------
RESTAURANTS -- 3.1%
                    3,450  Applebee's International Inc.                 118,076
                    5,500  Darden Restaurants, Inc.                      194,700
                   16,900  Lone Star Steakhouse &
                              Saloon, Inc.                               250,965
                    5,000  Papa John's International, Inc.(1)            137,425
                    7,800  Ruby Tuesday Inc.                             160,914
                                                                     -----------
                                                                         862,080
                                                                     -----------

See Notes to Financial Statements                www.americancentury.com      27

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2001

Shares                                                                    Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
                    2,000  Raymond James Financial, Inc.             $    71,040
                                                                     -----------
SEMICONDUCTOR -- 4.0%
                    1,000  Advanced Energy Industries, Inc.(1)            26,580
                    1,200  Alpha Industries, Inc.(1)                      26,220
                    3,200  Electro Scientific Industries, Inc.(1)         96,256
                    5,800  Entegris Inc.(1)                               63,539
                    2,900  Exar Corp.(1)                                  60,712
                    3,000  International Rectifier Corp.(1)              104,640
                      900  Kulicke & Soffa Industries, Inc.(1)            15,440
                    6,900  Lam Research Corp.(1)                         160,183
                    4,800  Microsemi Corp.(1)                            142,991
                    2,800  Novellus Systems, Inc.(1)                     110,530
                    2,300  Photronics Inc.(1)                             72,048
                    1,400  Supertex Inc.(1)                               24,430
                   15,100  Trikon Technologies Inc.(1)                   177,953
                    1,000  Varian Semiconductor Equipment
                              Associates, Inc.(1)                         34,595
                                                                     -----------
                                                                       1,116,117
                                                                     -----------
SPECIALTY STORES -- 3.4%
                    1,700  Advanced Marketing Services, Inc.              31,025
                    1,300  Genesco Inc.(1)                                26,988
                    7,500  Group 1 Automotive Inc.(1)                    213,825
                    4,000  Michaels Stores, Inc.(1)                      131,800
                   13,800  NBTY, Inc.(1)                                 161,115
                    2,700  Pep Boys-Manny, Moe &
                              Jack (The)                                  46,305
                    5,200  Pier 1 Imports, Inc.                           90,168
                    6,000  Sonic Automotive Inc.(1)                      140,640
                    2,300  Zale Corp.(1)                                  96,324
                                                                     -----------
                                                                         938,190
                                                                     -----------
TELEPHONE -- 0.1%
                    1,200  Metro One Telecommunications,
                              Inc.(1)                                     36,306
                                                                     -----------

Shares                                                                    Value
--------------------------------------------------------------------------------
THRIFTS -- 1.5%
                    1,900  Bankunited Financial Corp.(1)             $    28,301
                    3,200  Capital Crossing Bank(1)                       58,528
                    4,700  Washington Federal, Inc.                      121,190
                   12,700  WSFS Financial Corp.                          219,709
                                                                     -----------
                                                                         427,728
                                                                     -----------
TRUCKING, SHIPPING & AIR FREIGHT -- 1.8%
                    6,600  Forward Air Corp.(1)                          223,311
                      600  Heartland Express, Inc.(1)                     16,653
                    3,900  USFreightways Corp.                           122,417
                    2,000  Werner Enterprises Inc                         48,870
                    4,100  Yellow Corp.(1)                               103,136
                                                                     -----------
                                                                         514,387
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                    3,200  Boston Communications Group(1)                 36,080
                   18,300  Brightpoint Inc.(1)                            57,554
                                                                     -----------
                                                                          93,634
                                                                     -----------
TOTAL COMMON STOCKS                                                   27,263,469
                                                                     -----------
   (Cost $24,021,122)

TEMPORARY CASH INVESTMENTS -- 2.2%
   Repurchase Agreement, Goldman Sachs &
    Co., (U.S. Treasury obligations), in a joing trading
    account at 1.66%, dated 12/31/01, due
    1/2/02 (Delivery value $600,055)                                     600,000
                                                                     -----------
   (Cost $600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $27,863,469
                                                                     ===========
   (Cost $24,621,122)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

28      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                              EQUITY         INCOME &          SMALL CAP
DECEMBER 31, 2001                             GROWTH          GROWTH         QUANTITATIVE
-----------------                             ------          ------         ------------

ASSETS
Investment securities, at value
  (cost of $1,654,003,103,
  $5,160,775,747, and
  $24,621,122, respectively)
  (Note 7) ..........................   $ 1,797,163,253    $ 5,941,632,749    $    27,863,469
Cash ................................              --                 --              192,092
Receivable for investments sold .....        42,533,999               --              115,226
Receivable for capital
  shares sold .......................           245,860          1,006,430             26,530
Dividends, interest, and
  other receivables .................         1,892,161          7,105,043             11,055
                                        ---------------    ---------------    ---------------
                                          1,841,835,273      5,949,744,222         28,208,372
                                        ---------------    ---------------    ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ............        53,697,487         32,649,349               --
Payable for investments purchased ...        42,580,581               --              484,241
Payable for variation margin
  on futures contracts ..............           389,094          1,398,633               --
Accrued management fees (Note 2) ....           975,902          3,091,314             19,110
Distribution fees payable (Note 2) ..            28,221            259,276                  5
Service fees payable (Note 2) .......            28,188            259,107                  5
Payable for directors' fees
  and expenses (Note 2) .............             4,527             14,811                 65
Accrued expenses and
  other liabilities .................               275              1,719               --
                                        ---------------    ---------------    ---------------
                                             97,704,275         37,674,209            503,426
                                        ---------------    ---------------    ---------------
Net Assets ..........................   $ 1,744,130,998    $ 5,912,070,013    $    27,704,946
                                        ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) ..................   $ 1,749,282,619    $ 5,651,017,538    $    24,337,220
Accumulated undistributed
  net realized gain (loss) on
  investment transactions ...........      (148,338,446)      (517,970,529)           125,379
Net unrealized appreciation
  on investments (Note 7) ...........       143,186,825        779,023,004          3,242,347
                                        ---------------    ---------------    ---------------
   ..................................   $ 1,744,130,998    $ 5,912,070,013    $    27,704,946
                                        ===============    ===============    ===============

Investor Class, $10.00 Par Value
Net assets ..........................   $ 1,465,025,943    $ 4,450,653,658    $    26,899,090
Shares outstanding ..................        76,127,596        162,713,548          4,678,243
Net asset value per share ...........   $         19.24    $         27.35    $          5.75

Advisor Class, $10.00 Par Value
Net assets ..........................   $   132,214,199    $ 1,227,155,860    $        35,229
Shares outstanding ..................         6,874,187         44,895,084              6,142
Net asset value per share ...........   $         19.23    $         27.33    $          5.74

Institutional Class, $10.00 Par Value
Net assets ..........................   $   146,751,981    $   233,823,119    $       770,627
Shares outstanding ..................         7,622,356          8,543,638            133,751
Net asset value per share ...........   $         19.25    $         27.37    $          5.76

C Class, $10.00 Par Value
Net assets ..........................   $       138,875    $       437,376                N/A
Shares outstanding ..................             7,222             16,015                N/A
Net asset value per share ...........   $         19.23    $         27.31                N/A

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      29

Statement of Operations
--------------------------------------------------------------------------------

                                          EQUITY           INCOME &         SMALL CAP
YEAR ENDED DECEMBER 31, 2001              GROWTH           GROWTH         QUANTITATIVE
----------------------------              ------           ------         ------------

INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign
  taxes withheld of $81,870,
  $367,768, and $436,
  respectively) ...................   $  23,079,979    $ 100,963,653    $     146,936
Interest ..........................       2,367,617        7,920,364           16,151
Securities lending ................         348,384          677,702             --
                                      -------------    -------------    -------------
                                         25,795,980      109,561,719          163,087
                                      -------------    -------------    -------------

Expenses (Note 2):
Management fees ...................      12,527,856       38,809,745          201,779
Distribution fees:
  Advisor Class ...................         395,902        3,029,154               32
  C Class .........................              94              469             --
Service fees:
  Advisor Class ...................         395,902        3,029,154               32
  C Class .........................              31              156             --
Directors' fees and expenses ......          42,352          133,470            1,297
                                      -------------    -------------    -------------
                                         13,362,137       45,002,148          203,140
                                      -------------    -------------    -------------

Net investment income (loss) ......      12,433,843       64,559,571          (40,053)
                                      -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  investment transactions
  (Note 3) ........................    (140,453,854)    (335,840,987)         530,611
Change in net unrealized
  appreciation on
  investments (Note 7) ............    (111,439,085)    (316,346,382)         514,074
                                      -------------    -------------    -------------

Net realized and unrealized
  gain (loss) .....................    (251,892,939)    (652,187,369)       1,044,685
                                      -------------    -------------    -------------

Net Increase (Decrease)
  in Net Assets Resulting
  from Operations .................   $(239,459,096)   $(587,627,798)   $   1,004,632
                                      =============    =============    =============

                                               See Notes to Financial Statements
30      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

                                                EQUITY GROWTH                        INCOME & GROWTH
Decrease in Net Assets                      2001             2000                  2001              2000
----------------------                      ----             ----                  ----              ----

OPERATIONS
Net investment income .............   $    12,433,843    $    12,830,217    $    64,559,571    $    61,582,563
Net realized gain (loss) ..........      (140,453,854)       116,955,343       (335,840,987)      (150,616,452)
Change in net
  unrealized appreciation .........      (111,439,085)      (413,130,984)      (316,346,382)      (709,863,517)
                                      ---------------    ---------------    ---------------    ---------------
Net decrease in
net assets resulting
  from operations .................      (239,459,096)      (283,345,424)      (587,627,798)      (798,897,406)
                                      ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................       (10,428,020)       (11,476,090)       (51,387,060)       (52,573,625)
  Advisor Class ...................          (629,401)          (632,171)       (10,478,101)        (6,620,326)
  Institutional Class .............        (1,469,148)          (972,248)        (2,891,535)        (2,389,281)
  C Class .........................              --                 --                 (502)              --
From net realized gains:
  Investor Class ..................              --         (122,077,388)              --                 --
  Advisor Class ...................              --          (12,715,216)              --                 --
  Institutional Class .............              --           (8,156,267)              --                 --
                                      ---------------    ---------------    ---------------    ---------------
Decrease in net
assets
  from distributions ..............       (12,526,569)      (156,029,380)       (64,757,198)       (61,583,232)
                                      ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase
(decrease)
  in net assets
from
  capital share transactions ......      (265,585,047)       236,618,171       (206,836,714)       412,641,446
                                      ---------------    ---------------    ---------------    ---------------

Net
decrease
  in net assets ...................      (517,570,712)      (202,756,633)      (859,221,710)      (447,839,192)

NET ASSETS
Beginning of period ...............     2,261,701,710      2,464,458,343      6,771,291,723      7,219,130,915
                                      ---------------    ---------------    ---------------    ---------------
End of period .....................   $ 1,744,130,998    $ 2,261,701,710    $ 5,912,070,013    $ 6,771,291,723
                                      ===============    ===============    ===============    ===============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      31

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

                                           SMALL CAP QUANTITATIVE
Increase in Net Assets                      2001           2000
----------------------                      ----           ----

OPERATIONS
Net investment loss ...............   $    (40,053)   $    (22,630)
Net realized gain .................        530,611       1,567,160
Change in net unrealized
  appreciation ....................        514,074        (146,399)
                                      ------------    ------------
Net increase in net assets
  resulting from operations .......      1,004,632       1,398,131
                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
  Investor Class ..................     (1,004,691)       (631,491)
  Advisor Class ...................         (1,141)         (1,010)
  Institutional Class .............        (51,247)        (44,628)
                                      ------------    ------------
Decrease in net assets
  from distributions ..............     (1,057,079)       (677,129)
                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions        4,109,661       5,867,355
                                      ------------    ------------

Net increase in net assets ........      4,057,214       6,588,357

NET ASSETS
Beginning of period ...............     23,647,732      17,059,375
                                      ------------    ------------
End of period .....................   $ 27,704,946    $ 23,647,732
                                      ============    ============

                                               See Notes to Financial Statements
32      1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Growth Fund (Equity Growth),
Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund
(Small Cap Quantitative) (the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Equity Growth and Income & Growth are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class and the C Class. Small Cap Quantitative is authorized to issue the Investor Class, the Advisor Class and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class commenced on July 18, 2001 and June 28, 2001 for Equity Growth and Income &
Growth, respectively.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Securities lending income is recorded on an accrual basis.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the funds' custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid quarterly for the funds. Distributions from net realized gains for the funds, if any, are expected to be declared and paid twice a year.

                                                 www.americancentury.com      33

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an
Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category
Fee range from 0.3380% to 0.5200% for Equity Growth and Income & Growth and
0.5380% to 0.7200% for Small Cap Quantitative. The rates for the Complex Fee
(Investor Class and C Class) range from 0.2900% to 0.3100%. The Advisor Class and the Institutional Class are 0.2500% less and 0.2000% less, respectively, at each point within the Complex Fee (Investor Class and C Class) range. For the year ended December 31, 2001, the effective annual Investor Class management fee was 0.68%, 0.68%, and 0.88%, for Equity Growth, Income & Growth, and Small
Cap Quantitative, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended December 31, 2001, are detailed in the Statement of Operations.

    RELATED PARTIES -- The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The funds have a bank line of credit agreement with JPM (See Note 6). Equity Growth and Income
& Growth have a securities lending agreement with Chase Manhattan Bank
(Chase)(See Note 5). Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year
Ended December 31, 2001, were as follows:

                                                   INCOME &          SMALL CAP
                            EQUITY GROWTH          GROWTH          QUANTITATIVE
                            -------------          ------          ------------

Purchases ................ $1,509,851,773      $3,706,104,147      $41,572,797

Proceeds from sales ...... $1,712,203,059      $3,864,856,197      $38,614,676

34      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

                                       EQUITY GROWTH                    INCOME & GROWTH
                                 SHARES           AMOUNT           SHARES           AMOUNT
                                 ------           ------           ------           ------
INVESTOR CLASS
Designated Shares .....     1,000,000,000                         1,000,000,000
                          ===============                       ===============
Year ended
  December 31, 2001
Sold ..................        13,043,853    $   261,463,208         35,621,219    $ 1,007,333,284
Issued in reinvestment
  of distributions ....           512,071          9,665,577          1,802,552         48,175,998
Redeemed ..............       (25,199,365)      (500,372,010)       (54,716,524)    (1,526,520,670)
                          ---------------    ---------------    ---------------    ---------------
Net decrease ..........       (11,643,441)   $  (229,243,225)       (17,292,753)   $  (471,011,388)
                          ===============    ===============    ===============    ===============

Year ended
  December 31, 2000
Sold ..................        31,935,495    $   803,020,238         77,987,670    $ 2,498,696,672
Issued in reinvestment
  of distributions ....         5,544,374        123,742,627          1,541,084         49,595,829
Redeemed ..............       (37,998,636)      (957,233,989)       (86,382,919)    (2,767,022,945)
                          ---------------    ---------------    ---------------    ---------------
Net decrease ..........          (518,767)   $   (30,471,124)        (6,854,165)   $  (218,730,444)
                          ===============    ===============    ===============    ===============

ADVISOR CLASS
Designated Shares .....       250,000,000                           250,000,000
                          ===============                       ===============
Year ended
  December 31, 2001
Sold ..................         2,953,122    $    60,611,336         17,839,358    $   506,202,520
Issued in reinvestment
  of distributions ....            32,980            619,284            390,360         10,405,020
Redeemed ..............        (5,593,566)      (113,033,806)       (10,712,948)      (297,684,236)
                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease)        (2,607,464)   $   (51,803,186)         7,516,770    $   218,923,304
                          ===============    ===============    ===============    ===============

Year ended
  December 31, 2000
Sold ..................         7,305,059    $   182,657,556         37,209,244    $ 1,201,400,480
Issued in reinvestment
  of distributions ....           601,306         13,276,463            206,179          6,550,523
Redeemed ..............        (3,751,094)       (92,577,796)       (19,550,694)      (624,626,550)
                          ---------------    ---------------    ---------------    ---------------
Net increase ..........         4,155,271    $   103,356,223         17,864,729    $   583,324,453
                          ===============    ===============    ===============    ===============

                                                 www.americancentury.com      35

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                       EQUITY GROWTH                 INCOME & GROWTH
                                 SHARES           AMOUNT          SHARES           AMOUNT
                                 ------           ------          ------           ------
INSTITUTIONAL CLASS
Designated Shares ....     250,000,000                       250,000,000
                          =============                    =============
Year ended
  December 31, 2001
Sold .................       5,183,413    $  96,487,159        3,812,509    $ 107,010,468
Issued in reinvestment
  of distributions ...          76,372        1,433,527          100,680        2,688,325
Redeemed .............      (4,275,570)     (82,596,335)      (2,320,160)     (64,881,156)
                         -------------    -------------    -------------    -------------
Net increase .........         984,215    $  15,324,351        1,593,029    $  44,817,637
                         =============    =============    =============    =============

Year ended
  December 31, 2000
Sold .................       6,756,217    $ 176,314,024        5,975,145    $ 200,128,601
Issued in reinvestment
  of distributions ...         402,731        8,877,816           66,950        2,147,130
Redeemed .............        (848,480)     (21,458,768)      (4,712,447)    (154,228,294)
                         -------------    -------------    -------------    -------------
Net increase .........       6,310,468    $ 163,733,072        1,329,648    $  48,047,437
                         =============    =============    =============    =============

C CLASS
Designated Shares ....     250,000,000                       250,000,000
                         =============                     =============
Period ended
  December 31, 2001(1)
Sold .................           7,222    $     137,013           17,187    $     464,902
Issued in reinvestment
  of distributions ...            --               --                 11              304
Redeemed .............            --               --             (1,183)         (31,473)
                         -------------    -------------    -------------    -------------
Net increase .........           7,222    $     137,013           16,015    $     433,733
                         =============    =============    =============    =============

(1) For the period July 18, 2001 and June 28, 2001 (commencement of sale)
    through December 31, 2001, for Equity Growth and Income & Growth,
    respectively.

36      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                SMALL CAP QUANTITATIVE
                                               SHARES            AMOUNT
                                               ------            ------
INVESTOR CLASS
Designated Shares .....................    1,000,000,000
                                          ==============
Year ended December 31, 2001
Sold ..................................        3,881,034    $   20,800,990
Issued in reinvestment of distributions          178,371           953,390
Redeemed ..............................       (3,210,233)      (17,032,776)
                                          --------------    --------------
Net increase ..........................          849,172    $    4,721,604
                                          ==============    ==============

Year ended December 31, 2000
Sold ..................................        2,796,093    $   16,253,102
Issued in reinvestment of distributions          109,895           597,831
Redeemed ..............................       (2,184,857)      (12,343,977)
                                          --------------    --------------
Net increase ..........................          721,131    $    4,506,956
                                          ==============    ==============

ADVISOR CLASS
Designated Shares .....................      250,000,000
                                          ==============
Year ended December 31, 2001
Sold ..................................           37,283    $      188,411
Issued in reinvestment of distributions              216             1,141
Redeemed ..............................          (37,417)         (184,826)
                                          --------------    --------------
Net increase ..........................               82    $        4,726
                                          ==============    ==============

Period ended December 31, 2000(1)
Sold ..................................            5,879    $       35,942
Issued in reinvestment of distributions              185             1,009
Redeemed ..............................               (4)              (24)
                                          --------------    --------------
Net increase ..........................            6,060    $       36,927
                                          ==============    ==============

INSTITUTIONAL CLASS
Designated Shares .....................      250,000,000
                                          ==============
Year ended December 31, 2001
Sold ..................................           11,576    $       71,515
Issued in reinvestment of distributions            9,599            51,008
Redeemed ..............................         (135,050)         (739,192)
                                          --------------    --------------
Net decrease ..........................         (113,875)   $     (616,669)
                                          ==============    ==============

Year ended December 31, 2000
Sold ..................................          297,937    $    1,634,715
Issued in reinvestment of distributions            8,203            44,627
Redeemed ..............................          (58,729)         (355,870)
                                          --------------    --------------
Net increase ..........................          247,411    $    1,323,472
                                          ==============    ==============

(1) September 7, 2000 (commencement of sale) through December 31, 2000.

                                                 www.americancentury.com      37

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

5.  SECURITIES LENDING

    At December 31, 2001, securities in Equity Growth and Income & Growth valued at $132,253,212 and $360,095,780, respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Securities received as collateral, at this date, were valued at $136,694,264 and $372,410,570, for
Equity Growth and Income & Growth, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral may be delayed or limited.

6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,000,000 effective December 19, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 2001.

7.  FEDERAL TAX INFORMATION

    The tax character of distributions paid during the years ended December 31,
2001 and December 31, 2000 are as follows (if different than book-basis):

                                                         SMALL CAP QUANTITATIVE
                                                           2001          2000
                                                           ----          ----
DISTRIBUTIONS PAID FROM
Ordinary Income ........................................ $283,925      $163,518
Long-Term Capital Gain ................................. $773,154      $513,611

    As of December 31, 2001, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                    EQUITY           INCOME &       SMALL CAP
                                    GROWTH           GROWTH        QUANTITATIVE
                                    ------           ------        ------------
COMPONENTS OF DISTRIBUTABLE
  EARNINGS AND TAX COST
Federal tax cost
  of investments ............. $1,674,141,243    $5,204,001,199     $24,663,521
                               ===============   ===============   =============
Gross tax appreciation
  on investments .............  $ 247,995,852     $ 939,721,785      $4,013,665
Gross tax depreciation
  on investments .............   (124,973,842)     (202,090,235)       (813,717)
                               ---------------   ---------------   -------------
Net tax appreciation
  (depreciation)
  on investments .............  $ 123,022,010     $ 737,631,550      $3,199,948
                               ===============   ===============   =============
Undistributed ordinary income        --                --               --
Undistributed long-term gain
  (capital loss carryover) ...  $(128,173,631)    $(476,579,075)       $167,778

38      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

7.  FEDERAL TAX INFORMATION (CONTINUED)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain (loss) on certain futures contracts.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, Equity Growth and Income
& Growth had accumulated net realized capital loss carryovers for federal income tax purposes of $117,212,152 and $471,567,420 (expiring in 2009 and 2007 through 2009, respectively), which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2001, Equity Growth and Income &
amp; Growth incurred net capital losses of $11,016,802 and $5,011,655, respectively. Equity Growth and Income & Growth have elected to treat such losses as having  been incurred in the following fiscal year for federal income tax purposes.

8.  OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    Small Cap Quantitative distributed $773,154 during the fiscal year ended
December 31, 2001, as capital gain dividends, all of which is designated as a
20% rate gain distribution.

    For corporate taxpayers in Equity Growth and Income & Growth, 100% of the ordinary income distributions paid during the fiscal year ended December 31,
2001 for both funds, qualify for the corporate dividends received deduction.

                                                 www.americancentury.com      39

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                Investor Class
                                           2001         2000         1999         1998         1997
                                           ----         ----         ----         ----         ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $21.77       $26.23       $22.71       $19.04       $15.96
                                        ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(1) ............    0.13         0.14         0.18         0.22         0.27
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.53)       (2.99)        3.96         4.53         5.36
                                        ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (2.40)       (2.85)        4.14         4.75         5.63
                                        ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.13)       (0.14)       (0.19)       (0.20)       (0.24)
  From Net Realized Gains .............     --         (1.47)       (0.43)       (0.88)       (2.31)
                                        ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.13)       (1.61)       (0.62)       (1.08)       (2.55)
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $19.24       $21.77       $26.23       $22.71       $19.04
                                        ==========   ==========   ==========   ==========   ==========
  Total Return(2) .....................  (11.01)%     (10.95)%      18.47%       25.45%       36.06%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.68%        0.67%        0.68%        0.69%        0.67%
Ratio of Net Investment Income
  to Average Net Assets ...............    0.64%        0.53%        0.77%        1.07%        1.39%
Portfolio Turnover Rate ...............      79%          79%          86%          89%         161%
Net Assets, End of Period
  (in thousands) .................... $1,465,026   $1,910,779   $2,316,164   $2,026,304     $773,425

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                               See Notes to Financial Statements
40      1-800-345-2021                See Glossary for a Definition of the Table

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                Advisor Class
                                           2001         2000         1999         1998        1997(1)
                                           ----         ----         ----         ----        -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $21.77       $26.23       $22.70       $19.04       $21.61
                                        ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(2) ............    0.08         0.07         0.12         0.16         0.05
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.54)       (2.98)        3.98         4.54        (0.25)
                                        ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (2.46)       (2.91)        4.10         4.70        (0.20)
                                        ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.08)       (0.08)       (0.14)       (0.16)       (0.06)
  From Net Realized Gains .............     --         (1.47)       (0.43)       (0.88)       (2.31)
                                        ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.08)       (1.55)       (0.57)       (1.04)       (2.37)
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $19.23       $21.77       $26.23       $22.70       $19.04
                                        ==========   ==========   ==========   ==========   ==========
  Total Return(3) .....................  (11.28)%     (11.16)%      18.28%       25.14%       (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.93%        0.92%        0.93%        0.94%      0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............    0.39%        0.28%        0.52%        0.82%      1.14%(4)
Portfolio Turnover Rate ...............      79%          79%          86%          89%       161%(5)
Net Assets, End of Period
  (in thousands) .....................  $132,214     $206,381     $139,696      $72,954         $553

(1) October 1, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      41

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                       Institutional Class
                                           2001         2000         1999         1998(1)
                                           ----         ----         ----         -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $21.77       $26.24       $22.71        $19.06
                                        ----------   ----------   -----------   ----------
Income From Investment Operations
  Net Investment Income(2) ............    0.17         0.19         0.23          0.27
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.52)       (3.00)        3.97          4.51
                                        ----------   ----------   -----------   ----------
  Total From Investment Operations ....   (2.35)       (2.81)        4.20          4.78
                                        ----------   ----------   -----------   ----------
Distributions
  From Net Investment Income ..........   (0.17)       (0.19)       (0.24)        (0.25)
  From Net Realized Gains .............     --         (1.47)       (0.43)        (0.88)
                                        ----------   ----------   -----------   ----------
  Total Distributions .................   (0.17)       (1.66)       (0.67)        (1.13)
                                        ----------   ----------   -----------   ----------
Net Asset Value, End of Period ........  $19.25       $21.77       $26.24        $22.71
                                        ==========   ==========   ===========   ==========
  Total Return(3) .....................  (10.83)%     (10.77)%      18.78%        25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.48%        0.47%        0.48%       0.49%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............    0.84%        0.73%        0.97%       1.27%(4)
Portfolio Turnover Rate ...............      79%          79%          86%         89%(5)
Net Assets, End of Period
  (in thousands) ...................... $146,752     $144,542       $8,598        $8,566

(1) January 2, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

                                               See Notes to Financial Statements
42      1-800-345-2021                See Glossary for a Definition of the Table

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                       C Class
                                                                       -------
                                                                       2001(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............................   $20.26
                                                                     -----------
Income From Investment Operations
  Net Investment Loss(2) ..........................................    (0.04)
  Net Realized and Unrealized Loss ................................    (0.99)
                                                                     -----------
  Total From Investment Operations ................................    (1.03)
                                                                     -----------
Net Asset Value, End of Period ....................................   $19.23
                                                                     ===========
  Total Return(3) .................................................    (5.13)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........................................   1.68%(4)
Ratio of Net Investment Loss
  to Average Net Assets ........................................... (0.44)%(4)
Portfolio Turnover Rate ...........................................     79%(5)
Net Assets, End of Period
  (in thousands) ..................................................      $139

(1) July 18, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      43

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                               Investor Class
                                           2001         2000         1999         1998         1997
                                           ----         ----         ----         ----         ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $30.19       $34.05       $29.25       $24.31       $20.16
                                        ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(1) ............    0.30         0.29         0.33         0.36         0.43
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.84)       (3.86)        4.87         6.23         6.40
                                        ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (2.54)       (3.57)        5.20         6.59         6.83
                                        ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.30)       (0.29)       (0.33)       (0.35)       (0.39)
  From Net Realized Gains .............     --           --         (0.07)       (1.30)       (2.29)
                                        ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.30)       (0.29)       (0.40)       (1.65)       (2.68)
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $27.35       $30.19       $34.05       $29.25       $24.31
                                        ==========   ==========   ==========   ==========   ==========
  Total Return(2) .....................   (8.37)%     (10.54)%      17.96%       27.67%       34.52%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............    0.68%        0.67%        0.68%        0.69%        0.65%
Ratio of Net Investment Income
  to Average Net Assets ...............    1.07%        0.89%        1.08%        1.31%        1.81%
Portfolio Turnover Rate ...............      61%          64%          58%          86%         102%
Net Assets, End of Period
  (in thousands) .................... $4,450,654   $5,433,541   $6,363,283   $4,313,575   $1,795,124

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                               See Notes to Financial Statements
44      1-800-345-2021                See Glossary for a Definition of the Table

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                Advisor Class
                                           2001         2000         1999         1998        1997(1)
                                           ----         ----         ----         ----        -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $30.17       $34.05       $29.22       $24.30       $26.36
                                        ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(2) ............    0.23         0.21         0.25         0.31         0.01
  Net Realized and Unrealized
  Gain (Loss) .........................   (2.83)       (3.88)        4.87         6.22         0.25
                                        ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ....   (2.60)       (3.67)        5.12         6.53         0.26
                                        ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........   (0.24)       (0.21)       (0.22)       (0.31)       (0.03)
  From Net Realized Gains .............     --           --         (0.07)       (1.30)       (2.29)
                                        ----------   ----------   ----------   ----------   ----------
  Total Distributions .................   (0.24)       (0.21)       (0.29)       (1.61)       (2.32)
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........  $27.33       $30.17       $34.05       $29.22       $24.30
                                        ==========   ==========   ==========   ==========   ==========
  Total Return(3) .....................   (8.63)%     (10.78)%      17.65%       27.37%        1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............     0.93%        0.92%        0.93%        0.94%      0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............     0.82%        0.64%        0.83%        1.06%      1.22%(4)
Portfolio Turnover Rate ..............       61%          64%          58%          86%        102%(5)
Net Assets, End of Period
  (in thousands) .................... $1,227,156   $1,127,877     $664,412      $63,169        $3,720

(1) December 15, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1997.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      45

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                       Institutional Class
                                           2001         2000         1999        1998(1)
                                           ----         ----         ----        -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $30.19       $34.06       $29.27       $24.29
                                        ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(2) ...........     0.36         0.36         0.39         0.39
  Net Realized and Unrealized
  Gain (Loss) ........................    (2.82)       (3.88)        4.90         6.26
                                        ----------   ----------   ----------   ----------
  Total From Investment Operations ...    (2.46)       (3.52)        5.29         6.65
                                        ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........    (0.36)       (0.35)       (0.43)       (0.37)
  From Net Realized Gains                   --           --         (0.07)       (1.30)
                                        ----------   ----------   ----------   ----------
  Total Distributions ................    (0.36)       (0.35)       (0.50)       (1.67)
                                        ----------   ----------   ----------   ----------
Net Asset Value, End of Period .......   $27.37       $30.19       $34.06       $29.27
                                        ==========   ==========   ==========   ==========
  Total Return(3) ....................    (8.15)%     (10.35)%      18.27%       27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............     0.48%        0.47%        0.48%      0.49%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............     1.27%        1.09%        1.28%      1.51%(4)
Portfolio Turnover Rate ..............       61%          64%          58%        86%(5)
Net Assets, End of Period
  (in thousands) .....................  $233,823     $209,873     $191,436      $38,926

(1) January 28, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

                                               See Notes to Financial Statements
46      1-800-345-2021                See Glossary for a Definition of the Table

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                      C Class
                                                                       2001(1)
                                                                       -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............................   $28.84
                                                                     ----------
Income From Investment Operations
  Net Investment Income(2) ........................................     0.03
  Net Realized and Unrealized Loss ................................    (1.44)
                                                                     ----------
  Total From Investment Operations ................................    (1.41)
                                                                     ----------
Distributions
  From Net Investment Income ......................................    (0.12)
                                                                     ----------
Net Asset Value, End of Period ....................................   $27.31
                                                                     ==========
  Total Return(3) .................................................    (4.91)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........................................   1.68%(4)
Ratio of Net Investment Income
  to Average Net Assets ...........................................   0.20%(4)
Portfolio Turnover Rate ...........................................     61%(5)
Net Assets, End of Period
  (in thousands) ..................................................      $437

(1) June 28, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      47

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                           Investor Class
                                            2001         2000         1999        1998(1)
                                            ----         ----         ----        -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................    $5.79        $5.49        $5.02        $5.00
                                         ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(2) .....    (0.01)       (0.01)        --(3)        --(3)
  Net Realized and Unrealized Gains ...     0.22         0.49         0.48         0.02
                                         ----------   ----------   ----------   ----------
  Total From Investment Operations ....     0.21         0.48         0.48         0.02
                                         ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ..........      --           --          --(3)         --
  From Net Realized Gains .............    (0.25)       (0.18)       (0.01)         --
                                         ----------   ----------   ----------   ----------
  Total Distributions .................    (0.25)       (0.18)       (0.01)         --
                                         ----------   ----------   ----------   ----------
Net Asset Value, End of Period ........    $5.75        $5.79        $5.49        $5.02
                                         ==========   ==========   ==========   ==========
  Total Return(4) .....................     3.99%        8.90%        9.76%        0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................   0.88%        0.88%        0.88%      0.94%(5)
Ratio of Net Investment Income
  (Loss) to Average Net Assets ........... (0.18)%      (0.13)%        0.06%      0.20%(5)
Portfolio Turnover Rate ..................    165%          93%         148%        30%
Net Assets, End of Period
  (in thousands) ........................  $26,899      $22,178      $17,058      $14,971

(1) July 31, 1998 (inception) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

                                               See Notes to Financial Statements
48      1-800-345-2021                See Glossary for a Definition of the Table

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                               Advisor Class
                                                            2001        2000(1)
                                                            ----        -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..................................   $5.79        $6.32
                                                         ----------   ----------
Income From Investment Operations
  Net Investment Loss(2) ...............................   (0.02)       (0.01)
  Net Realized and Unrealized
  Gain (Loss) ..........................................    0.22        (0.35)
                                                         ----------   ----------
  Total From Investment Operations .....................    0.20        (0.36)
                                                         ----------   ----------
Distributions
  From Net Realized Gains ..............................   (0.25)       (0.17)
                                                         ----------   ----------
Net Asset Value, End of Period .........................   $5.74        $5.79
                                                         ==========   ==========
  Total Return(3) ......................................    3.82%       (5.47)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................    1.13%      1.12%(4)
Ratio of Net Investment Loss
  to Average Net Assets ................................  (0.43)%    (0.43)%(4)
Portfolio Turnover Rate ................................     165%        93%(5)
Net Assets, End of Period
  (in thousands) .......................................      $35          $35

(1) September 7, 2000 (commencement of sale) through December 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      49

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Institutional Class
                                               2001         2000        1999(1)
                                               ----         ----        -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ....................    $5.79        $5.49        $4.77
                                            ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(2) ...............     --(3)        --(3)        --(3)
  Net Realized and Unrealized Gains ......     0.22         0.49         0.73
                                            ----------   ----------   ----------
  Total From Investment Operations .......     0.22         0.49         0.73
                                            ----------   ----------   ----------
Distributions
  From Net Investment Income .............      --           --         (0.01)
  From Net Realized Gains ................    (0.25)       (0.19)         --
                                            ----------   ----------   ----------
  Total Distributions ....................    (0.25)       (0.19)       (0.01)
                                            ----------   ----------   ----------
Net Asset Value, End of Period ...........    $5.76        $5.79        $5.49
                                            ==========   ==========   ==========
  Total Return(4) ........................     4.17%        9.08%       15.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................     0.68%        0.68%      0.68%(5)
Ratio of Net Investment Income
  to Average Net Assets ..................     0.02%        0.07%      0.36%(5)
Portfolio Turnover Rate ..................      165%          93%       148%(6)
Net Assets, End of Period
  (in thousands) .........................      $771       $1,434       $1,180

(1) October 1, 1999 (commencement of sale) through December 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1999.

                                               See Notes to Financial Statements
50      1-800-345-2021                See Glossary for a Definition of the Table

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the  American Century Equity Growth Fund, American Century
Income & Growth Fund and  American Century Small Cap Quantitative Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Equity Growth
Fund, American Century Income & Growth Fund and the American Century Small
Cap Quantitative Fund (three of the six funds comprising the American Century
Quantitative Equity Funds, hereafter referred to as the "Funds") at
December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 15, 2002

                                                 www.americancentury.com      51

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the funds' investment advisor,
American Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 30
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 17
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

52      1-800-345-2021

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
-------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Directors."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                 www.americancentury.com      53

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class. (C Class shares are not available for Small Cap Quantitative.)

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    INSTITUTIONAL CLASS shares are  available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed-income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which C Class Shares are purchased. The total expense ratio of C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed-income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

54      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is  to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than  the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     S&P/BARRA VALUE AND GROWTH indices--companies in each S&P index are split into two groups based on price-to-book ratios to create value and growth indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KURT BORGWARDT
       BILL MARTIN
       JOHN SCHNIEDWIND
       JEFF TYLER
       MATTI VON TURK
       THOMAS VAIANA

[photo of Quantitative Analyst Team]

Quantitative Analyst Team

                                                 www.americancentury.com      55

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 40-50.

PORTFOLIO STATISTICS

*   NUMBER OF COMPANIES --the number of different companies held by the fund on a given date.

*   DIVIDEND YIELD --a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

*   PRICE/EARNINGS (P/E) RATIO --a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

*   PORTFOLIO TURNOVER --the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

EQUITY TERMS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of
companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $10.3 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 generally consist of stocks in  this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 generally consist of stocks in this range.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

56      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      57

Notes
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58      1-800-345-2021

Notes
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                                                 www.americancentury.com      59

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60      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100  billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0202                                 American Century Investment Services, Inc.
SH-ANN-28611S                     (c)2002 American Century Services Corporation